Document and Entity Information	12 Months Ended
Mar. 31, 2010
Document Type	6-K
Amendment Flag	true
AmendmentDescription	These consolidated financial statements of Nomura Holdings, Inc., originally filed as part of the annual report on Form 20-F for the fiscal year ended March 31, 2010 filed with the SEC on June 29, 2010, are re-filed solely to add Note 22.
Document Period End Date	2010-03-31
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Trading Symbol	NMR
Entity Registrant Name	NOMURA HOLDINGS INC
Entity Central Index Key	0001163653
Current Fiscal Year End Date	--03-31

CONSOLIDATED BALANCE SHEETS In Millions	12 Months Ended
	Mar. 31, 2010 USD ( $)		Mar. 31, 2009 JPY ( ¥)		Mar. 31, 2010 JPY ( ¥)
Cash and cash deposits:
Cash and cash equivalents	$ 10,928		¥ 613,566		¥ 1,020,647
Time deposits	2,108		537,084		196,909
Deposits with stock exchanges and other segregated cash	1,442		272,059		134,688
Cash and cash deposits, Total	14,478		1,422,709		1,352,244
Loans and receivables:
Loans receivable (including ¥12,431 million and ¥692,232 million ( $7,411 million) measured at fair value by applying fair value option in 2009 and 2010, respectively)	14,030		519,179		1,310,375
Receivables from customers	633		23,619		59,141
Receivables from other than customers	7,576		1,103,974		707,623
Allowance for doubtful accounts	(58)		(3,765)		(5,425)
Loans and receivables, Total	22,181		1,643,007		2,071,714
Collateralized agreements:
Securities purchased under agreements to resell	75,738		2,657,151		7,073,926
Securities borrowed	57,744		5,755,467		5,393,287
Collateralized agreements, Total	133,482		8,412,618		12,467,213
Trading assets and private equity investments:
Trading assets (including securities pledged as collateral of ¥2,851,759 million in 2009 and ¥3,921,863 million ( $41,990 million) in 2010 and including ¥21,189 million and ¥18,546 million ( $199 million) measured at fair value by applying fair value option in 2009 and 2010, respectively)	153,898		11,348,747		14,374,028
Private equity investments (including ¥62,108 million and ¥61,918 million ( $663 million) measured at fair value by applying fair value option in 2009 and 2010, respectively)	3,493		323,865		326,254
Trading assets and private equity investments, Total	157,391		11,672,612		14,700,282
Other assets:
Office buildings, land, equipment and facilities (net of accumulated depreciation and amortization of ¥225,475 million in 2009 and ¥273,616 million ( $2,930 million) in 2010)	3,824		357,256		357,194
Non-trading debt securities	3,306		244,027		308,814
Investments in equity securities	1,316		118,902		122,948
Investments in and advances to affiliated companies	2,690		243,474		251,273
Other	6,412		723,243		598,746
Other assets, Total	17,548		1,686,902		1,638,975
Total assets	345,080		24,837,848		32,230,428
LIABILITIES AND EQUITY
Short-term borrowings (including ¥36,304 million and ¥103,975 million ( $1,113 million) measured at fair value by applying fair value option in 2009 and 2010, respectively)	13,936		1,183,374		1,301,664
Payables and deposits:
Payables to customers	7,551		403,797		705,302
Payables to other than customers	4,010		398,187		374,522
Deposits received at banks	4,803		440,334		448,595
Payables and deposits, Total	16,364		1,242,318		1,528,419
Collateralized financing:
Securities sold under agreements to repurchase	86,488		5,000,787		8,078,020
Securities loaned	19,443		2,243,152		1,815,981
Other secured borrowings	14,160		2,914,015		1,322,480
Collateralized financing, Total	120,091		10,157,954		11,216,481
Trading liabilities	89,473		4,752,054		8,356,806
Other liabilities	5,301		467,574		494,983
Long-term borrowings (including ¥913,790 million and ¥1,839,251 million ( $19,692 million) measured at fair value by applying fair value option in 2009 and 2010, respectively)	77,078		5,483,028		7,199,061
Total liabilities	322,243		23,286,302		30,097,414
Commitments and contingencies (Note 20)
Common stock
No par value share; Authorized-6,000,000,000 shares in 2009 and 2010 Issued-2,661,092,760 shares in 2009 and 3,719,133,241 shares in 2010 Outstanding-2,604,779,843 shares in 2009 and 3,669,044,614 shares in 2010	6,365		321,765		594,493
Additional paid-in capital	6,808		374,413		635,828
Retained earnings	11,501		1,038,557		1,074,213
Accumulated other comprehensive loss	(1,169)		(118,437)		(109,132)
Total NHI shareholders' equity before treasury stock	23,505		1,616,298		2,195,402
Common stock held in treasury, at cost-56,312,917 shares in 2009 and 50,088,627 shares in 2010	(733)		(76,902)		(68,473)
Total NHI shareholders' equity	22,772		1,539,396		2,126,929
Noncontrolling interests	65	[1]	12,150	[1]	6,085	[1]
Total equity	22,837		1,551,546		2,133,014
Total liabilities and equity	$ 345,080		¥ 24,837,848		¥ 32,230,428

[1]	Noncontrolling interests, which were previously included in Other liabilities, are classified as equity in accordance with updated guidance for the accounting and reporting of noncontrolling interests which Nomura adopted on April 1, 2009.

CONSOLIDATED BALANCE SHEETS (Parenthetical) In Millions, except Share data	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2010 USD ( $)	Mar. 31, 2009	Mar. 31, 2009 JPY ( ¥)
Loans receivable, fair value	¥ 692,232	$ 7,411		¥ 12,431
Trading assets, securities pledged as collateral	3,921,863	41,990		2,851,759
Trading assets, fair value	18,546	199		21,189
Private equity investments, fair value	61,918	663		62,108
Office buildings, land, equipment and facilities, accumulated depreciation and amortization	273,616	2,930		225,475
Short-term borrowings, fair value	103,975	1,113		36,304
Long-term borrowings, fair value	¥ 1,839,251	$ 19,692		¥ 913,790
No par value	¥ 0	$ 0		¥ 0
Authorized		6,000,000,000	6,000,000,000
Issued		3,719,133,241	2,661,092,760
Outstanding		3,669,044,614	2,604,779,843
Common stock held in treasury, shares		50,088,627	56,312,917

CONSOLIDATED STATEMENTS OF OPERATIONS In Millions, except Per Share data	12 Months Ended
	Mar. 31, 2010 USD ( $)		Mar. 31, 2010 JPY ( ¥)		Mar. 31, 2009 JPY ( ¥)		Mar. 31, 2008 JPY ( ¥)
Revenue:
Commissions	$ 4,230		¥ 395,083		¥ 306,803		¥ 404,659
Fees from investment banking	1,298		121,254		54,953		85,096
Asset management and portfolio service fees	1,416		132,249		140,166		189,712
Net gain (loss) on trading	4,469		417,424		(128,339)		61,720
Gain (loss) on private equity investments	127		11,906		(54,791)		76,505
Interest and dividends	2,519		235,310		331,356		796,540
Gain (loss) on investments in equity securities	65		6,042		(25,500)		(48,695)
Other	402		37,483		39,863		28,185
Total revenue	14,526		1,356,751		664,511		1,593,722
Interest expense	2,205		205,929		351,884		806,465
Net revenue	12,321		1,150,822		312,627		787,257
Non-interest expenses:
Compensation and benefits	5,634		526,238		491,555		366,805
Commissions and floor brokerage	922		86,129		73,681		90,192
Information processing and communications	1,880		175,575		154,980		135,004
Occupancy and related depreciation	940		87,806		78,480		64,841
Business development expenses	293		27,333		31,638		38,135
Other	1,525		142,494		262,558		157,190
Non-interest expenses, Total	11,194		1,045,575		1,092,892		852,167
Income (loss) before income taxes	1,127		105,247		(780,265)		(64,910)
Income tax expense (benefit)	398		37,161		(70,854)		3,259
Net income (loss)	729	[1],[2]	68,086	[1],[2]	(709,411)	[1],[2]	(68,169)	[1],[2]
Less: Net income (loss) attributable to noncontrolling interests	3		288		(1,219)		(322)
Net income (loss) attributable to NHI	$ 726	[1]	¥ 67,798	[1]	¥ (708,192)	[1]	¥ (67,847)	[1]
Basic-
Net income (loss) attributable to NHI shareholders per share	$ 0.23		¥ 21.68		¥ (364.69)		¥ (35.55)
Diluted-
Net income (loss) attributable to NHI shareholders per share	$ 0.23		¥ 21.59		¥ (366.16)		¥ (35.57)

[1]	Net income (loss) is net income (loss) before deducting Net income (loss) attributable to noncontrolling interests. This presentation is in accordance with updated guidance for the accounting and reporting of noncontrolling interests which Nomura adopted on April 1, 2009. Net income (loss) attributable to NHI was previously reported as Net income (loss).
[2]	Net income (loss) is net income (loss) before subtracting Net income (loss) attributable to noncontrolling interests in accordance with the updated noncontrolling interests guidance.

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY In Millions	Common stock USD ( $)	Common stock JPY ( ¥)	Additional paid-in capital USD ( $)	Additional paid-in capital JPY ( ¥)	Retained earnings JPY ( ¥)		Retained earnings USD ( $)		Cumulative translation adjustments JPY ( ¥)	Cumulative translation adjustments USD ( $)	Defined benefit pension plans JPY ( ¥)	Defined benefit pension plans USD ( $)	Accumulated other comprehensive income JPY ( ¥)	Accumulated other comprehensive income USD ( $)	Common stock held in treasury JPY ( ¥)	Common stock held in treasury USD ( $)	Total NHI shareholders' equity USD ( $)	Total NHI shareholders' equity JPY ( ¥)	Noncontrolling interests USD ( $)		Noncontrolling interests JPY ( ¥)		Total USD ( $)		Total JPY ( ¥)
Balance at beginning of year at Mar. 31, 2007		¥ 182,800		¥ 165,496	¥ 1,910,978				¥ 36,889		¥ (30,276)				¥ (79,968)						¥ 37,040	[1]
Net income (loss) attributable to NHI					(67,847)	[1]															(322)	[1]			(68,169)	[2],[3]
Repurchases of common stock															(3,525)
Pension liability adjustment											(12,419)														(12,419)
Cash dividends					(64,883)																(11)	[1]
Sale of common stock															85
Adjustments to initially apply "Accounting for uncertainty in income taxes"					1,266
Cumulative translation adjustments									(65,305)												(472)				(65,777)
Common stock issued to employees															2,862
Adjustments to initially apply "Accounting for sabbatical leave"					(1,119)
Purchase / Sale (Disposition) of subsidiary shares, etc., net																					(20,325)	[4]
Adjustments to initially apply "Investment company accounting"					2,049
Other net change in noncontrolling interests																					(2,932)
Gain (loss) on sales of treasury stock				(1,458)	(661)
Issuance and exercise of common stock options				13,189
Other net change															(29)
Balance at end of year at Mar. 31, 2008		182,800		177,227	1,779,783				(28,416)		(42,695)		(71,111)		(80,575)			1,988,124			12,978	[1]			2,001,102
Net income (loss) attributable to NHI					(708,192)	[1]															(1,219)	[1]			(709,411)	[2],[3]
Issuance of common stock		138,965		143,482
Repurchases of common stock															(91)
Pension liability adjustment											(2,273)														(2,273)
Cash dividends					(48,675)																(131)	[1]
Sale of common stock															73
Cumulative translation adjustments									(45,053)												(1,572)				(46,625)
Common stock issued to employees															3,759
Purchase / Sale (Disposition) of subsidiary shares, etc., net																					3,071	[4]
Other net change in noncontrolling interests																					(977)
Adjustments to initially apply "Fair value measurements"					10,383
Adjustments to initially apply "The fair value option"					5,258
Gain (loss) on sales of treasury stock				2,755
Issuance and exercise of common stock options				9,954
Beneficial conversion feature relating to convertible bond				40,995
Other net change															(68)
Balance at end of year at Mar. 31, 2009	3,445	321,765	4,009	374,413	1,038,557		11,119		(73,469)	(787)	(44,968)	(482)	(118,437)		(76,902)	(824)		1,539,396	129	[1]	12,150	[1]			1,551,546
Net income (loss) attributable to NHI					67,798	[1]	726	[1]											3	[1]	288	[1]	729	[2],[3]	68,086	[2],[3]
Issuance of common stock	2,331	217,728	2,451	228,934
Repurchases of common stock															(18)	0
Pension liability adjustment											10,166	109											109		10,166
Cash dividends					(25,803)		(276)												(1)	[1]	(103)	[1]
Conversion of convertible bonds			589	55,000
Sale of common stock															13	0
Conversion of convertible bonds	589	55,000
Cumulative translation adjustments									(861)	(9)									(2)		(196)		(11)		(1,057)
Common stock issued to employees															8,275	89
Purchase / Sale (Disposition) of subsidiary shares, etc., net																			(21)	[4]	(2,004)	[4]
Other net change in noncontrolling interests																			(43)		(4,050)
Adjustments to initially apply "Contracts in entity's own equity"			(288)	(26,923)	(6,339)		(68)
Gain (loss) on sales of treasury stock			60	5,702
Issuance and exercise of common stock options			(45)	(4,242)
Beneficial conversion feature relating to convertible bond			32	2,959
Sale of subsidiary shares to noncontrolling interests			6	561
Other net change			(6)	(576)											159	2
Balance at end of year at Mar. 31, 2010	$ 6,365	¥ 594,493	$ 6,808	¥ 635,828	¥ 1,074,213		$ 11,501		¥ (74,330)	$ (796)	¥ (34,802)	$ (373)	¥ (109,132)	$ (1,169)	¥ (68,473)	$ (733)	$ 22,772	¥ 2,126,929	$ 65		¥ 6,085		$ 22,837		¥ 2,133,014

[1]	Noncontrolling interests, which were previously included in Other liabilities, are classified as equity in accordance with updated guidance for the accounting and reporting of noncontrolling interests which Nomura adopted on April 1, 2009. Net income (loss) attributable to NHI was previously reported as Net income (loss).
[2]	Net income (loss) is net income (loss) before deducting Net income (loss) attributable to noncontrolling interests. This presentation is in accordance with updated guidance for the accounting and reporting of noncontrolling interests which Nomura adopted on April 1, 2009. Net income (loss) attributable to NHI was previously reported as Net income (loss).
[3]	Net income (loss) is net income (loss) before subtracting Net income (loss) attributable to noncontrolling interests in accordance with the updated noncontrolling interests guidance.
[4]	The significant reduction in noncontrolling interests during the year ended March 31, 2008 was caused by the adoption of investment company accounting for certain investment company subsidiaries on April 1, 2007. All investments held by those subsidiaries were prospectively carried at fair value, resulting in the deconsolidation of any majority-owned investments.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME In Millions	12 Months Ended
	Mar. 31, 2010 USD ( $)		Mar. 31, 2010 JPY ( ¥)		Mar. 31, 2009 JPY ( ¥)		Mar. 31, 2008 JPY ( ¥)
Net income (loss)	$ 729	[1],[2]	¥ 68,086	[1],[2]	¥ (709,411)	[1],[2]	¥ (68,169)	[1],[2]
Other comprehensive income (loss):
Change in cumulative translation adjustments, net of tax	(11)		(1,057)		(46,625)		(65,777)
Defined benefit pension plans:
Pension liability adjustment	197		18,339		(5,861)		(21,853)
Deferred income taxes	(88)		(8,173)		3,588		9,434
Total	109		10,166		(2,273)		(12,419)
Total other comprehensive income (loss)	98		9,109		(48,898)		(78,196)
Comprehensive income (loss)	827	[3]	77,195	[3]	(758,309)	[3]	(146,365)	[3]
Less: Comprehensive income (loss) attributable to noncontrolling interests in subsidiary	1		92		(2,791)		(794)
Comprehensive income (loss) attributable to NHI shareholders	$ 826	[3]	¥ 77,103	[3]	¥ (755,518)	[3]	¥ (145,571)	[3]

[1]	Net income (loss) is net income (loss) before deducting Net income (loss) attributable to noncontrolling interests. This presentation is in accordance with updated guidance for the accounting and reporting of noncontrolling interests which Nomura adopted on April 1, 2009. Net income (loss) attributable to NHI was previously reported as Net income (loss).
[2]	Net income (loss) is net income (loss) before subtracting Net income (loss) attributable to noncontrolling interests in accordance with the updated noncontrolling interests guidance.
[3]	Comprehensive income (loss) is comprehensive income (loss) before deducting amounts attributable to noncontrolling interests in accordance with updated guidance for the accounting and reporting of noncontrolling interests which Nomura adopted on April 1, 2009. Comprehensive income (loss) attributable to NHI shareholders was previously reported as Comprehensive income (loss).

CONSOLIDATED STATEMENTS OF CASH FLOWS In Millions	12 Months Ended
	Mar. 31, 2010 USD ( $)		Mar. 31, 2010 JPY ( ¥)		Mar. 31, 2009 JPY ( ¥)		Mar. 31, 2008 JPY ( ¥)
Cash flows from operating activities:
Net income (loss)	$ 729	[1],[2]	¥ 68,086	[1],[2]	¥ (709,411)	[1],[2]	¥ (68,169)	[1],[2]
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	782		73,081		75,780		63,463
Stock-based compensation	104		9,737		16,476		13,188
(Gain) loss on investments in equity securities	(65)		(6,042)		25,500		48,695
Equity in (earnings) loss of affiliates, net of dividends received	(87)		(8,097)		12,842		(381)
Loss on disposal of office buildings, land, equipment and facilities	26		2,446		6,107		7,820
Deferred income taxes	210		19,574		(83,631)		(139,861)
Changes in operating assets and liabilities:
Time deposits	3,726		348,003		72,670		(314,240)
Deposits with stock exchanges and other segregated cash	1,525		142,416		(153,059)		(82,817)
Trading assets and private equity investments	(33,444)		(3,123,679)		(3,153,499)		2,139,627
Trading liabilities	40,012		3,737,079		1,323,314		299,611
Securities purchased under agreements to resell, net of securities sold under agreements to repurchase	(15,392)		(1,437,635)		1,490,423		(2,562,836)
Securities borrowed, net of securities loaned	(744)		(69,472)		(278,318)		(1,036,076)
Other secured borrowings	(17,040)		(1,591,535)		425,886		1,097,679
Loans and receivables, net of allowance for doubtful accounts	(2,657)		(248,175)		(1,336,288)		(58,541)
Payables	1,498		139,919		994,150		(1,639)
Accrued income taxes, net	704		65,718		(72,209)		25,549
Other, net	4,045		377,806		630,638		(78,978)
Net cash used in operating activities	(16,068)		(1,500,770)		(712,629)		(647,906)
Cash flows from investing activities:
Payments for purchases of office buildings, land, equipment and facilities	(889)		(83,079)		(95,978)		(126,285)
Proceeds from sales of office buildings, land, equipment and facilities	31		2,909		38,799		15,621
Payments for purchases of investments in equity securities	(25)		(2,318)		(6,236)		(615)
Proceeds from sales of investments in equity securities	14		1,272		2,065		7,887
(Increase) decrease in loans receivable at banks, net	(1,133)		(105,800)		28,096		14,042
(Increase) decrease in non-trading debt securities, net	(692)		(64,586)		(19,415)		2,665
Business combinations or disposals, net	(106)		(9,865)		(39,421)		1,428
Increase in investments in affiliated companies, net	0		(13)		(5,965)		(15,673)
Other, net	(87)		(8,163)		(850)		(1,089)
Net cash used in investing activities	(2,887)		(269,643)		(98,905)		(102,019)
Cash flows from financing activities:
Increase in long-term borrowings	32,754		3,059,225		2,091,553		2,425,393
Decrease in long-term borrowings	(15,749)		(1,470,978)		(1,262,300)		(1,722,644)
Increase (decrease) in short-term borrowings, net	1,467		137,076		(175,988)		386,048
Increase (decrease) in deposits received at banks, net	142		13,279		126,520		(57,756)
Proceeds from issuances of common stock	4,782		446,662		282,447
Proceeds from sales of common stock held in treasury	0		10		65		828
Payments for repurchases of common stock held in treasury	0		(18)		(91)		(3,525)
Payments for cash dividends	(119)		(11,130)		(64,924)		(86,866)
Proceeds from issuances of stock by subsidiaries	26		2,404		2,478		1,401
Net cash provided by financing activities	23,303		2,176,530		999,760		942,879
Effect of initial adoption of investment company accounting on cash and cash equivalents							(38,427)
Effect of exchange rate changes on cash and cash equivalents	10		964		(81,896)		(57,319)
Net increase in cash and cash equivalents	4,358		407,081		106,330		97,208
Cash and cash equivalents at beginning of the year	6,570		613,566		507,236		410,028
Cash and cash equivalents at end of the year	10,928		1,020,647		613,566		507,236
Cash paid during the year for-
Interest	2,256		210,742		416,124		987,228
Income tax payments (refunds), net	$ (674)		¥ (62,994)		¥ 84,986		¥ 117,570

[1]	Net income (loss) is net income (loss) before deducting Net income (loss) attributable to noncontrolling interests. This presentation is in accordance with updated guidance for the accounting and reporting of noncontrolling interests which Nomura adopted on April 1, 2009. Net income (loss) attributable to NHI was previously reported as Net income (loss).
[2]	Net income (loss) is net income (loss) before subtracting Net income (loss) attributable to noncontrolling interests in accordance with the updated noncontrolling interests guidance.

Non cash activities-	12 Months Ended
Mar. 31, 2010
Non cash activities-

Non cash activities—

Business combinations:

There were no business acquisitions during the year ended March 31, 2008. Assets acquired, excluding cash and cash equivalents, and debt assumed were ¥56,168 million, and ¥28,849 million, respectively, for the year ended March 31, 2009. Assets acquired, excluding cash and cash equivalents, and debt assumed were ¥45,981 million ( $492 million) and ¥27,663 million ( $296 million), respectively, for the year ended March 31, 2010.

Capital lease assets:

The increase in Office buildings, land, equipment and facilities in the consolidated balance sheets includes newly recognized capital lease in the amount of ¥26,572 million ( $284 million) during the year ended March 31, 2010.

Reclassification of convertible bonds:

In March 2009, Nomura reclassified the intrinsic value associated with the beneficial conversion feature relating to the Subordinated Unsecured Convertible Bonds No. 1 issued on December 16, 2008 from Long-term borrowings to Additional paid-in capital. As of March 31, 2009, the balance in Additional paid-in capital associated with the beneficial conversion feature was ¥40,995 million, after the effect of deferred taxes.

Conversion of convertible bonds:

During the year ended March 31, 2010, convertible bonds were exercised at the amount of ¥110,000 million ( $1,178 million). Accordingly, Common Stock increased by ¥55,000 million ( $589 million) and Additional paid-in capital increased by ¥55,000 million ( $589 million).

Reclassifications—

In conjunction with the retroactive application of certain requirements of ASC 210-20, net derivative assets and liabilities have been offset by cash collateral payables and receivables, respectively, and accordingly, certain reclassifications have been made for the year ended March 31, 2008. See Note 1, “Summary of accounting policies”.

Summary of accounting policies:	12 Months Ended
Mar. 31, 2010
Summary of accounting policies:

1. Summary of accounting policies:

Description of business—

Nomura Holdings, Inc. (the “Company”) and its broker-dealer, banking and other financial services subsidiaries provide investment, financing and related services to individual, institutional and government customers on a global basis. The Company and other entities in which it has a controlling financial interest are collectively referred to as “Nomura.”

Nomura structures its business segments based upon the nature of specific products and services, its main customer base and its management structure. Nomura reports operating results in five business segments: Retail, Global Markets, Investment Banking, Merchant Banking and Asset Management.

In its Retail business, Nomura provides investment consultation services mainly to individual customers in Japan. In its Global Markets business, Nomura is engaged in the sales and trading of debt and equity securities and currencies on a global basis to institutions domestically and abroad. In the Investment Banking business, Nomura provides investment banking services such as the underwriting of bonds and equities as well as mergers and acquisition and financial advice. In its Merchant Banking business, Nomura invests in private equity businesses and seeks to maximize returns on the investments by increasing the corporate value of investee companies. In its Asset Management business, Nomura develops and manages investment trusts, and provides investment advisory services.

Subsequent events

In April 2010, Nomura established the Wholesale Division, encompassing the Global Markets Division, the Investment Banking Division, and the Merchant Banking Division. Therefore, Nomura currently has three divisions: Retail Division, Wholesale Division, and Asset Management Division.

Basis of presentation—

The accounting and financial reporting policies of the Company conform to accounting principles generally accepted in the United States (“U.S. GAAP”) as applicable to broker-dealers. Effective July 1, 2009, Nomura adopted the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification™ (“Codification”) as required by Accounting Standard Codification Topic (“ASC”) 105 “Generally Accepted Accounting Principles” and Accounting Standards Update (“ASU”) No. 2009-01 “Topic 105—Generally Accepted Accounting Principles”. The primary objective of the Codification is to simplify access to all authoritative literature related to a particular topic in one place by replacing former authoritative guidance provided from different sources in various pronouncements such as Statement of Financial Accounting Standards, Emerging Issue Task Force Abstracts, FASB Interpretations, FASB Staff Positions, AICPA Statements of Position and Industry Guides. Further, effective July 1, 2009, any changes to the Codification are communicated by the FASB through an ASU.

As the Codification is not intended to change U.S. GAAP but rather consolidates it into a single set of rules, adoption of the Codification by the Company has not had a material financial impact on these consolidated financial statements. All technical references to U.S. GAAP pronouncements within these consolidated financial statements have been replaced with the relevant Codification topic or sub-topic references.

These consolidated financial statements include the accounts of the Company and other entities in which it has a controlling financial interest. The Company initially determines whether it has a controlling financial interest in an entity by evaluating whether the entity is a variable interest entity (“VIE”) under ASC 810, “Consolidation” (“ASC 810”). VIEs are entities in which equity investors do not have the characteristics of a controlling financial interest or which do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support. The Company consolidates VIEs where Nomura is the primary beneficiary, generally defined as the enterprise that will absorb a majority of the expected losses or receive a majority of the expected residual returns of the entity, or both. For entities other than VIEs, Nomura is generally determined to have a controlling financial interest in an entity when it owns a majority of the voting interest. Additionally, the Company does not consolidate certain special purpose entities utilized for securitization transactions if they meet the definition of a qualifying special purpose entity (“QSPE”).

Equity investments in entities in which Nomura has significant influence over operating and financial decisions (generally defined as 20 to 50 percent of the voting stock of a corporate entity, or at least 3 percent of a limited partnership) are accounted for under the equity method of accounting and reported in Other assets—Investments in and advances to affiliated companies or at fair value by electing the fair value option permitted by ASC 825 “Financial Instruments” (“ASC 825”) and reported in Trading assets or Private equity investments. Investments undertaken by Nomura’s Merchant Banking business are reported in Private Equity Investments. Other investments are reported in Trading assets. Equity investments in which Nomura has neither control nor significant influence are carried at fair value, with changes in fair value recognized currently through the consolidated statements of operations.

Certain entities in which the Company has a financial interest are investment companies under ASC 946 “Financial Services—Investment Companies” (“ASC 946”). These entities, including subsidiaries such as Nomura Principal Finance Co., Ltd. (“NPF”), carry all of their investments at fair value, with changes in fair value recognized through the consolidated statements of operations.

The Company’s principal subsidiaries include Nomura Securities Co., Ltd., Nomura Securities International, Inc. and Nomura International plc.

All material intercompany transactions and balances have been eliminated on consolidation. Certain reclassifications of previously reported amounts have been made to conform to the current year presentation.

Use of estimates—

In presenting these consolidated financial statements, management makes estimates regarding the valuation of certain financial instruments and investments, the outcome of litigation and tax examinations, the recovery of the carrying value of goodwill, the allowance for doubtful accounts, the realization of deferred tax assets and other matters that affect the reported amounts of assets and liabilities as well as the disclosures in these consolidated financial statements. Estimates, by their nature, are based on judgment and available information. Therefore, actual results may differ from estimates which could have a material impact on these consolidated financial statements, and it is possible that such adjustments could occur in the near term.

Fair value of financial instruments—

A significant amount of Nomura’s financial assets and financial liabilities are carried at fair value, with changes in fair value recognized through the consolidated statements of operations on a recurring basis. Use of fair value is either specifically required under U.S. GAAP or Nomura makes an election to use fair value for certain eligible items under the fair value option.

Other financial assets and financial liabilities are carried at fair value on a nonrecurring basis, where the primary measurement basis is not fair value. Fair value is only used in specific circumstances such as to measure impairment.

In all cases, fair value is determined in accordance with ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”) which defines fair value as the amount that would be exchanged to sell a financial asset or transfer a financial liability in an orderly transaction between market participants at the measurement date. It assumes that the transaction occurs in Nomura’s principal market, or in the absence of a principal market, the most advantageous market for the relevant financial asset or financial liability. See Note 3, “Fair value of financial instruments” below for more information regarding how Nomura estimates fair value for specific types of financial instruments used in the ordinary course of business.

Private equity business—

Private equity investments are generally carried at fair value, with changes in fair value recognized through the consolidated statements of operations. See Note 5, “Private equity business” for further discussion.

Transfers of financial assets—

Nomura accounts for the transfer of a financial asset as a sale when Nomura relinquishes control over the asset by meeting the following conditions: (a) the asset has been isolated from the transferor (even in bankruptcy or other receivership), (b) the transferee has the right to pledge or exchange the asset received, or if the transferee is a QSPE, the holders of its beneficial interests have the right to pledge or exchange the beneficial interests held and (c) the transferor has not maintained effective control over the transferred asset.

In connection with its securitization activities, Nomura utilizes special purpose entities (“SPEs”) to securitize commercial and residential mortgage loans, government and corporate securities and other types of financial assets. Nomura’s involvement with SPEs includes structuring and underwriting, distributing and selling debt instruments and beneficial interests issued by SPEs to investors. Nomura derecognizes financial assets transferred in securitizations provided that Nomura has relinquished control over such assets and does not consolidate the SPE. Nomura may obtain or retain an interest in the financial assets, including residual interests in the SPEs dependent upon prevailing market conditions. Any such interests are accounted for at fair value and included in Trading assets within the consolidated balance sheets with the change in fair value included in Revenue—Net gain (loss) on trading in the consolidated statements of operations.

Foreign currency translation—

The financial statements of the Company’s subsidiaries are measured using their functional currency which is the currency of the primary economic environment in which the entity operates. All assets and liabilities of subsidiaries which have a functional currency other than Japanese yen are translated into Japanese yen at exchange rates in effect at the balance sheet date; all revenue and expenses are translated at the average exchange rates for the respective years and the resulting translation adjustments are accumulated and reported as Accumulated other comprehensive loss in NHI shareholders’ equity.

Foreign currency assets and liabilities are translated at exchange rates in effect at the balance sheet date and the resulting translation gains or losses are credited or charged to the consolidated statements of operations.

Fee revenue—

Revenue—Commissions includes amounts charged for executing brokerage transactions accrued on a trade date basis and are included in current period earnings. Revenue—Fees from investment banking includes securities underwriting fees and other corporate financing services fees. Underwriting fees are recorded when services for underwriting are completed. All other fees are recognized when related services are performed. Revenue—Asset management and portfolio service fees are accrued over the period that the related services are provided or when specified performance requirements are met.

Trading assets and trading liabilities—

Trading assets and Trading liabilities primarily comprise debt and equity securities, derivatives, and loans.

Trading assets and Trading liabilities, including contractual commitments arising pursuant to derivative transactions, are recognized on the consolidated balance sheets on a trade date basis and carried at fair value with changes in fair value recognized within Revenue—Net gain (loss) on trading in the consolidated statements of operations.

Collateralized agreements and collateralized financing—

Collateralized agreements consist of resale agreements and securities borrowed. Collateralized financing consists of repurchase agreements, securities loaned and other secured borrowings.

Resale and repurchase agreements (“repo transactions”) principally involve the buying or selling of government and government agency securities under agreements with customers to resell or repurchase these securities to or from those customers. Nomura monitors the value of the underlying securities on a daily basis relative to the related receivables and payables, including accrued interest, and requests or returns additional collateral when appropriate. Repo transactions are generally accounted for as collateralized agreements or collateralized financing transactions and are recorded on the consolidated balance sheets at the amount at which the securities were originally acquired or sold with applicable accrued interest, as appropriate.

Repo transactions where the maturity of the security transferred as collateral matches the maturity of the repo transaction (“repo-to-maturity transactions”) are accounted for as sales rather than collateralized financings where the criteria for derecognition of the securities transferred under ASC 860 “Transfers and Servicing” (“ASC 860”) are met. The amounts of securities derecognized from the consolidated balance sheets under repo-to-maturity transactions as of March 31, 2009 and 2010 was ¥nil and ¥185,047 million ( $1,981 million), respectively.

Japanese “Gensaki” transactions which have no margin requirements nor substitution rights have also been historically accounted for as sales where the criteria for derecognition of the transferred financial assets under ASC 860 are met. The amounts of securities derecognized from the consolidated balance sheets under Gensaki transactions as of March 31, 2009 and 2010 was not significant. These transactions have largely been replaced with “Gensaki Repo transactions” which have been more common in Japanese financial markets since 2001. Unlike Gensaki transactions, Gensaki Repo transactions contain margin requirements, rights of security substitution, and certain restrictions on the customer’s right to sell or repledge the transferred securities. Accordingly, Gensaki Repo transactions are accounted for as collateralized agreements or collateralized financing transactions and are recorded on the consolidated balance sheets at the amount that the securities were originally acquired or sold with applicable accrued interest, as appropriate.

Repo transactions (including Gensaki Repo transactions) are presented in the consolidated balance sheets net-by-counterparty, where offsetting is consistent with ASC 210-20 “Balance Sheet—Offsetting” (“ASC 210-20”).

Securities borrowed and securities loaned are generally accounted for as collateralized agreements and collateralized financing transactions, respectively. Securities borrowed and securities loaned are generally cash collateralized and are recorded on the consolidated balance sheets at the amount of cash collateral advanced or received. Securities borrowed transactions generally require Nomura to provide the counterparty with collateral in the form of cash or other securities. For securities loaned transactions, Nomura generally receives collateral in the form of cash or other securities. Nomura monitors the market value of the securities borrowed or loaned and requires additional cash or securities, as necessary, to ensure that such transactions are adequately collateralized.

Certain Japanese securities lending transactions are accounted for as sales where the criteria for derecognition of the transferred financial assets under ASC 860 are met. The amounts of securities derecognized from the consolidated balance sheets under these transactions as of March 31, 2009 and 2010 was ¥174,567 million and ¥153,808 million ( $1,647 million), respectively.

Other secured borrowings consist primarily of secured borrowings from financial institutions and central banks in the inter-bank money market, and are recorded at contractual amounts.

Trading balances of secured borrowings consist of the liabilities related to transfers of financial assets that are accounted for as secured financing transactions rather than sales and are included in the consolidated balance sheets in Short-term borrowings and Long-term borrowings. The fair value option is generally elected for these transactions, which are carried at fair value on a recurring basis. See Note 8, “Securitization and Variable Interest Entities (VIEs)” and Note 12, “Borrowings” for further information regarding these transactions.

On the consolidated balance sheets, all Nomura-owned securities pledged to counterparties where the counterparty has the right to sell or repledge the securities, including Gensaki Repo transactions, are shown parenthetically in Trading assets as Securities pledged as collateral.

Derivatives—

Nomura uses a variety of derivative financial instruments, including futures, forwards, swaps and options, for trading and non-trading purposes. All derivatives are carried at fair value, with changes in fair value recognized through the consolidated statements of operations.

Trading

Derivative financial instruments used for trading purposes are carried at fair value with changes in fair value recognized currently within Revenue—Net gain (loss) on trading. Derivative assets and liabilities are presented in the consolidated balance sheets on a net-by-counterparty basis where offsetting is consistent with ASC 210-20. In addition, fair value amounts recognized for the right to reclaim cash collateral (a receivable) and the obligation to return cash collateral (a payable) are also offset against net derivative liabilities and net derivative assets, respectively.

Non-trading

In addition to its trading activities, Nomura uses derivative financial instruments to manage interest rate risk or to modify the interest rate characteristics of certain financial liabilities.

These derivative financial instruments are linked to specific financial liabilities and are designated as hedges as they are effective in reducing the risk associated with the exposure being hedged, and they are highly correlated with changes in the fair value of the underlying hedged item, both at inception and throughout the life of the hedge contract. Nomura applies fair value hedge accounting to these hedging transactions, and the relating unrealized profits and losses are recognized together with those of the hedged liabilities as interest revenue or expense.

Certain derivatives embedded in hybrid financial instruments are bifurcated from the host contract, such as securities and certificates of deposit and are carried at fair value and presented separately but in the same consolidated balance sheets line item as the host contract. Changes in the fair value of these embedded derivatives are recognized within Revenue—Net gain (loss) on trading. Derivatives used to economically hedge these instruments are also carried at fair value, with changes in fair value recognized within Revenue—Net gain (loss) on trading.

Loans receivable—

Loans receivable are loans which management intends to hold for the foreseeable future and consist primarily of “loans at banks”, “financing activity loans”, “margin transaction loans” and “inter-bank money market loans”. Loans receivable are either carried at amortized cost or at fair value. Interest earned on Loans receivable is generally recognized within Revenue—Interest and dividends. Amortized cost represents cost adjusted for deferred fees or costs on originated loans, unamortized premiums or discounts on purchased loans and after deducting applicable allowances for loan losses. Loan origination fees, net of direct origination costs, are amortized to Revenue—Interest and dividends as an adjustment to yield over the life of the loan.

Loans at banks are loans receivable in connection with banking activities undertaken by banking subsidiaries such as The Nomura Trust & Banking Co., Ltd, Nomura Singapore Limited and Nomura Bank International plc.

Financing activity loans are loans receivable in connection with financing activities undertaken by non-banking subsidiaries.

Margin transaction loans are loans receivable from customers in connection with stock brokerage activities. These loans are usually collateralized by customers’ securities and customers’ deposits.

Inter-bank money market loans are loans receivable from financial institutions in the inter-bank money market, where overnight and intra-day financings are traded through money market dealers.

Management establishes an allowance for loan losses against these loans, which is disclosed within the Allowance for doubtful accounts and which reflects management’s best estimate of probable losses incurred. The allowance for loan losses comprises a specific component for loans which have been specifically identified as impaired and a general component for loans which, while not specifically identified as impaired, are collectively assessed for impairment based on historical loss experience.

The specific component of the allowance for loan losses reflects probable losses incurred within loans which have been specifically identified as impaired. A loan is defined as being impaired when, based on current information and events, it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. Factors considered by management in determining impairment include an assessment of the ability of borrowers to pay by considering various factors such as the nature of the loan, prior loan loss experience, current economic conditions, the current financial situation of the borrower, and the fair value of any underlying collateral. Loans that experience insignificant payment delays and payment shortfalls are not classified as impaired. The allowance is measured on a loan by loan basis by adjusting the carrying value of the impaired loan to either the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s obtainable market price, or the fair value of the collateral if the loan is collateral dependent.

The general component of the allowance for loan losses is for loans not specifically identified as impaired and includes judgment about collectability based on available information at the balance sheet date, and the uncertainties inherent in those underlying assumptions. The allowance is measured taking into consideration historical loss experience adjusted for qualitative factors such as current economic conditions.

While management has based its estimate of the allowance for loan losses on the best information available, future adjustments to the allowance for loan losses may be necessary as a result of changes in the economic environment or variances between actual results and the original assumptions.

Certain loans which are risk managed on a fair value basis are elected to be carried at fair value. Nomura elects the fair value option to mitigate volatility in the consolidated statements of operations caused by the difference in measurement basis that would otherwise exist between the loans and the derivatives used to risk manage those loans.

Changes in the fair value of loans receivable elected for the fair value option are reported within Revenue – Net gain (loss) on trading in the consolidated statements of operations.

Other receivables—

Receivables from customers include amounts receivable on customer securities transactions and Receivables from other than customers include amounts receivable for securities not delivered to a purchaser by the settlement date (“fails to deliver”), margin deposits, commissions, and net receivables arising from unsettled securities transactions.

An allowance for doubtful accounts is provided for these receivables and included in Allowance for doubtful accounts which reflects management’s best estimate of probable losses incurred within receivables which have been specifically identified as impaired.

Payables and deposits—

Payables to customers include amounts payable on customer securities transactions and are generally measured at contractual amounts due.

Payables to other than customers include payables to brokers and dealers for securities not received from a seller by the settlement date (“fails to receive”) and net payables arising from unsettled securities transactions. Amounts are measured at contractual amounts due.

Deposits received at banks represent amounts held on deposit within Nomura’s banking subsidiaries and are measured at contractual amounts due.

Office buildings, land, equipment and facilities—

Office buildings, land, equipment and facilities, held for use by Nomura are stated at cost, net of accumulated depreciation and amortization, except for land, which is stated at cost. Significant renewals and additions are capitalized at cost. Maintenance, repairs and minor renewals are expensed as incurred in the consolidated statements of operations.

Depreciation and amortization charges are generally computed using the straight-line method and at rates based on estimated useful lives of each asset according to general class, type of construction and use. The estimated useful lives for significant asset classes are as follows:

Office buildings	15 to 50 years
Equipment and installations	3 to 15 years
Software	Up to 5 years

Depreciation and amortization is included in Non-interest expenses—Information processing and communications in the amount of ¥47,350 million, ¥56,429 million, ¥51,924 million ( $556 million), and in Non-interest expenses—Occupancy and related depreciation in the amount of ¥16,113 million, ¥19,351 million, and ¥21,157 million ( $227 million) for the years ended March 31, 2008, 2009 and 2010, respectively.

Long-lived assets, excluding goodwill and indefinite-lived intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the estimated future undiscounted cash flow generated by the asset is less than the carrying amount of the asset, a loss is recognized to the extent that the carrying value exceeds its fair value.

Nomura recorded non-cash impairment charges of ¥93 million, ¥2,656 million, and ¥194 million ( $2 million) substantially related to write-downs of software, office buildings, land, equipment, facilities, and other assets for the years ended March 31, 2008, 2009 and 2010, respectively. These losses are included in the consolidated statements of operations in Non-interest expenses—Other. The revised carrying values of these assets were based on the estimated fair value of the assets.

Investments in equity securities—

Nomura holds minority stakes in the equity securities of unaffiliated Japanese financial institutions and corporations in order to promote existing and potential business relationships. These companies will also often have similar investments in Nomura. Such cross-holdings are a customary business practice in Japan and provide a way for companies to manage the shareholder relationships.

These investments, which Nomura refers to as being held for operating purposes, are carried at fair value within Other assets—Investments in equity securities in the consolidated balance sheets, with changes in fair value recognized within Revenue—Gain (loss) on investments in equity securities in the consolidated statements of operations. These investments comprise listed and unlisted equity securities in the amounts of ¥81,053 million and ¥37,849 million, respectively, as of March 31, 2009 and ¥89,045 million ( $953 million) and ¥33,903 million ( $363 million), respectively, as of March 31, 2010.

Non-trading debt securities—

Non-trading debt securities consist of debt securities mainly held by non-trading subsidiaries. Non-trading debt securities are carried at fair value, with changes in fair value recognized within Revenue—Other in the consolidated statements of operations.

Short-term and long-term borrowings—

Short-term and long-term borrowings primarily consist of commercial papers, bank borrowings, structured notes issued by Nomura and SPEs consolidated by Nomura, and financial liabilities recognized in transactions which are accounted for as financings under ASC 860 (“secured financing transactions”). Of these financial liabilities, certain structured notes and secured financing transactions are accounted for at fair value on a recurring basis through election of the fair value option. Others are carried at amortized cost.

Structured notes—

Structured notes are debt securities which contain embedded features (often meeting the accounting definition of a derivative) that alter the return to the investor from simply receiving a fixed or floating rate of interest to a return that depends upon some other variable(s) such as an equity or equity index, commodity price, foreign exchange rate, credit rating of a third party or more complex interest rate calculation.

All structured notes issued by Nomura on or after April 1, 2008 are carried at fair value on a recurring basis through election of the fair value option. This blanket election for structured notes is made primarily to mitigate the volatility in the consolidated statements of operations caused by differences in the measurement basis for structured notes and the derivatives used to risk manage those positions and to generally simplify the accounting Nomura applies to these financial instruments.

Certain structured notes outstanding as of March 31, 2008 were already measured at fair value but others continue to be accounted for by Nomura by bifurcating the embedded derivative from the associated debt host contract. The embedded derivative is accounted for at fair value and the debt host contract is accounted for at amortized cost.

Changes in the fair value of structured notes elected for the fair value option and bifurcated embedded derivatives are reported within Revenue—Net gain (loss) on trading in the consolidated statements of operations.

Income taxes—

Deferred tax assets and liabilities are recorded for the expected future tax consequences of tax loss carryforwards and temporary differences between the carrying amounts and the tax bases of assets and liabilities based upon enacted tax laws and tax rates. Nomura recognizes deferred tax assets to the extent it believes that it is more likely than not that a benefit will be realized. A valuation allowance is provided for tax benefits available to Nomura that are not deemed more likely than not to be realized.

Nomura recognizes and measures unrecognized tax benefits based on Nomura’s estimate of the likelihood, based on the technical merits, that tax positions will be sustained upon examination based on the facts and circumstances and information available at the end of each period. Nomura adjusts the level of unrecognized tax benefits when there is more information available, or when an event occurs requiring a change. The reassessment of unrecognized tax benefits could have a material impact on Nomura’s effective tax rate in the period in which it occurs.

Stock-based compensation—

Stock-based compensation cost is determined either by using option pricing models intended to estimate the fair value of the awards at the grant date or by calculating the fair value of the award at the grant date based on the market price at the grant date and the exercise price. Compensation cost is recognized over the requisite service period, which generally is equal to the vesting period.

Earnings per share—

The computation of basic earnings per share is based on the average number of shares outstanding during the year. Diluted earnings per share reflects the assumed conversion of all dilutive securities based on the most advantageous conversion rate or exercise price available to the investors, and assuming conversion of convertible debt under the if-converted method.

Cash and cash equivalents—

Nomura defines cash and cash equivalents as cash on hand and demand deposits with banks.

Goodwill and intangible assets—

Goodwill and intangible assets not subject to amortization are reviewed annually, or more frequently in certain circumstances, for impairment. Goodwill is the cost of acquired companies in excess of the fair value of identifiable net assets at acquisition date. Nomura periodically assesses the recoverability of goodwill by comparing the fair value of each reporting unit to which goodwill relates to the carrying amount of the reporting unit including goodwill. If such assessment indicates that the fair value is less than the related carrying amount, a goodwill impairment determination is made. Identifiable intangible assets with finite lives are amortized over their expected useful lives.

Restructuring costs—

Costs associated with an exit activity are recognized at fair value in the period in which the liability is incurred. Such costs include one-time termination benefits provided to employees, costs to terminate certain contracts and costs to relocate employees. Termination benefits provided to employees as part of ongoing benefit arrangements are recognized as liabilities during the period in which it is probable that Nomura has incurred a loss, and the amount of the loss can be reasonably estimated.

Restructuring costs of a plan to either exit an activity of a company acquired by Nomura or involuntarily terminate or relocate employees of an acquired company are recognized as liabilities assumed in a business combination only if an obligation to incur the costs associated with these activities existed at the acquisition date.

For business combinations consummated prior to April 1, 2009, costs associated with restructurings initiated by Nomura as acquirer were also recognized as liabilities assumed in a business combination provided management committed to, formulated and communicated its detailed restructuring plan to affected employees within one year of acquisition date.

New accounting pronouncements recently adopted—

The following new accounting pronouncements relevant to Nomura have been adopted during the year ended March 31, 2010:

Expanded disclosures regarding fair value measurements

On January 1, 2010, Nomura adopted amendments to ASC 820 required by ASU No. 2010-06 “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”) which expands the disclosures requirements of ASC 820. ASU 2010-06 requires additional disclosures regarding the amounts of significant transfers in and out of Level 1 and 2 of the fair value hierarchy and the reasons for the transfers between Levels. It also requires information about purchases, sales, issuances and settlements of Level 3 instruments to be provided on a gross basis. ASU 2010-06 also clarifies existing fair-value measurement disclosure guidance about the level of disaggregation required for disclosures made regarding the fair value hierarchy, inputs, and valuation techniques.

The new disclosures and clarifications of existing disclosures were required to be implemented for interim or annual periods beginning after December 15, 2009, which for Nomura was the fourth quarter commenced on January 1, 2010. Gross information on purchases, sales, issuances and settlements are required in fiscal years beginning after December 15, 2010 which for Nomura will be within the fiscal year commencing on April 1, 2011 and interim periods within that fiscal year.

Because the ASU only introduces new disclosures and does not impact upon how Nomura calculates fair value, adoption of the currently effective portions has not had a material impact on these consolidated financial statements, nor will adoption of the pending portions have a material impact in the upcoming fiscal year. See Note 3, “Fair value of financial instruments” within these consolidated financial statements where the new and clarified disclosures have been made.

Valuation methodology for investments in certain entities that calculate net asset value (“NAV”) per share

On October 1, 2009, Nomura adopted amendments to ASC 820 required by ASU No. 2009-12 “Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)” (“ASU 2009-12”) which amends ASC 820 by permitting the measurement of fair value of certain investments on the basis of NAV per share as a practical expedient if certain criteria are met. ASU 2009-12 only applies to investments in investment companies and similar entities which do not have a readily determinable fair value. The ASU also provides additional guidance regarding how such investments should be classified in the fair value hierarchy and requires additional disclosures irrespective of whether the practical expedient is used.

Nomura now uses the practical expedient permitted by the ASU in the valuation of certain fund investments and also uses the guidance in the ASU to classify certain investments in the fair value hierarchy. Adoption of these amendments has not had a material impact on these consolidated financial statements. See Note 3 “Fair value of financial instruments” in these consolidated financial statements where the fair value hierarchy and new disclosures have been made.

Measuring liabilities at fair value

On October 1, 2009, Nomura adopted amendments to ASC 820 required by ASU No. 2009-05, “Measuring Liabilities at Fair Value” (“ASU 2009-05”), which provides new guidance for determining the fair value of both financial and non-financial liabilities when a fair value measurement is used. It provides valuation methods and a hierarchy for their use and clarifies that restrictions preventing the transfer of a liability should not be considered as a separate input or adjustment in the measurement of fair value. Nomura now uses the hierarchy in the valuation of financial liabilities such as structured notes elected for the fair value option.

Adoption of these amendments has not had a material impact on these consolidated financial statements. See Note 3, “Fair value of financial instruments” in these consolidated financial statements where more guidance regarding the fair value of financial liabilities is provided.

Decrease in ownership interests in subsidiaries

On October 1, 2009, Nomura adopted amendments to ASC 810 required by ASU No. 2010-02, “Accounting and Reporting for Decreases in Ownership of a Subsidiary” (“ASU 2010-02”), which clarifies when certain guidance contained within ASC 810 regarding decreases in ownership interests in subsidiaries that result in a change in control and a resulting gain or loss for various fact patterns. ASU 2010-02 clarifies that certain provisions of ASC 810 apply only to subsidiaries that are businesses, including situations where a business is transferred to an equity method investee or joint venture. Furthermore, these provisions would not apply to in-substance real estate transactions. ASU 2010-02 also requires new disclosures regarding determination of fair value in situations where a change in control occurs resulting in a gain or loss, including where an entity achieves a business combination by acquiring control in stages over time.

Adoption of these amendments has not had a material impact on these consolidated financial statements.

Accounting for nonderivative contracts by broker-dealers

In September 2009, Nomura adopted amendments to ASC 940 “Financial Services—Broker and Dealers” (“ASC 940”) required by ASU No. 2009-10 “Broker and Dealers: Investments—Other—Amendment to Subtopic 940-325” (“ASU 2009-10”), which clarifies how broker-dealers such as Nomura should account for energy trading contracts that do not meet the accounting definition of a derivative. ASU 2009-10 was issued to ensure consistent accounting for nonderivative energy trading contracts by broker-dealers and specifically to clarify related provisions of ASC 940.

Adoption of these amendments has not had a material impact on these consolidated financial statements.

Enhanced disclosures about pension plan assets

On April 1, 2009, Nomura adopted new disclosure requirements included in ASC 715-20 “Compensation—Retirement Benefits-Defined Benefit Plans” (“ASC 715-20”). ASC 715-20 increases the information to be disclosed about plan assets by aligning these disclosures with those made for other financial assets. In particular, plan assets must be separated into the three fair value hierarchy levels and a roll forward of the changes in fair value of plan assets classified as Level 3 must be provided.

Adoption of the new requirements in ASC 715-20 has not had a material impact on these consolidated financial statements as these are only new disclosures and the requirements do not impact upon the accounting treatment of plan assets or benefit obligations. See Note 14, “Employee benefit plans” within these consolidated financial statements where the relevant new disclosures have been made.

Subsequent events

On April 1, 2009, Nomura adopted ASC 855 “Subsequent Events” (“ASC 855”), which provides new guidance regarding the accounting treatment and disclosure of events occurring after the balance sheet date but before financial statements are issued or available to be issued.

In February 2010, Nomura adopted amendments to ASC 855 required by ASU No. 2010-09 “Amendments to Certain Recognition and Disclosure Requirements” (“ASU 2010-09”) which was issued to address the interaction of ASC 855 with certain SEC reporting requirements.

Adoption of ASC 855 amended by ASU 2010-09 has not had a material impact on these consolidated financial statements.

Accounting for noncontrolling interests

On April 1, 2009, Nomura adopted new guidance for the accounting and reporting for noncontrolling interests in financial statements included in ASC 810. The new guidance re-characterizes minority interests in consolidated subsidiaries as non-controlling interests and requires the classification of non-controlling interests as a component of equity (rather than as a liability or as mezzanine equity). Under the new guidance, a change in control is measured at fair value. The new guidance also provides guidance on the accounting for transactions between an entity and noncontrolling interests. The new guidance is applied prospectively as of the beginning of the fiscal year in which it is initially applied, except for the presentation and disclosure requirements which are applied retrospectively for all periods presented. Nomura reclassified ¥322 million (loss) and ¥1,219 million (loss) between Income (loss) before income taxes and Net income (loss) attributable to NHI for the years ended March 31, 2008 and 2009, respectively. In addition, ¥12,150 million has been reclassified from Other liabilities to Non-controlling interests as of March 31, 2009.

Accounting for business combinations

On April 1, 2009, Nomura adopted new guidance for business combinations included in ASC 805 “Business Combinations” (“ASC 805”). For business combinations for which the acquisition date is on or after April 1, 2009, the new guidance expands the definition of transactions and events that qualify as business combinations; requires that the full value of acquired assets and liabilities, including contingent consideration, be recorded at fair value determined on the acquisition date and changes thereafter in valuation of contingent consideration to be reflected in earnings rather than goodwill; changes the timing for valuing certain arrangements where stock is paid as consideration; and requires acquisition related costs to be expensed as incurred.

Adoption of the new guidance has not had a material effect on these consolidated financial statements.

Repurchase financing agreements

On April 1, 2009, Nomura adopted new guidance for transfers of financial assets included in ASC 860 that requires a transfer of a financial asset and a reverse of repurchase agreement involving the same transferred financial asset entered into contemporaneously or in contemplation of each other to be accounted for as a single linked transaction unless specific criteria are met.

Adoption of the new guidance has not had a material impact on these consolidated financial statements.

Revisions to calculation of earnings per share

On April 1, 2009, Nomura adopted updated guidance included in ASC 260 “Earnings per Share” (“ASC 260”) which clarifies that unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and therefore are included in the computation of earnings per share using the two-class method.

Adoption of the updated guidance has not had a material impact on either a prospective, historical basic or on diluted earnings per share amounts reported within these consolidated financial statements.

Instruments indexed to an entity’s own stock

On April 1, 2009, Nomura adopted updated guidance included in ASC 815-40, “Derivatives and Hedging—Contracts in Entity’s Own Equity” (“ASC 815-40”) that provides guidance on determining whether certain instruments (or embedded features in other instruments) are considered indexed to an entity’s own stock. It amends the existing guidance for determining whether a price adjustment mechanism included in an equity-linked financial instrument (or embedded feature) needs to be bifurcated and classified as an asset or liability and be subject to profit or loss recognition based on its fair value.

Upon adoption of ASC 815-40, Nomura made certain reclassification adjustments to the opening balances of Long–term borrowings, Additional paid-in-capital, Retained earnings, and Other assets—Other in order to bifurcate certain contingent conversion price adjustment rights contained in 120% Call Attached Unsecured Subordinated Convertible Bonds No. 1 (the “Convertible Bonds”) that were determined as not indexed to the Company’s stock. Following the expiration of such clauses, further reclassification of such derivatives was made to Retained earnings. The effect of adopting ASC 815-40 on the opening balance of Retained earnings was a loss of ¥6,339 million. If Nomura had not adopted ASC 815-40, the effect would have resulted in a decrease of Income (loss) before income taxes and Net income (loss) attributable to NHI by ¥56,375 million and ¥33,261 million, respectively, and Basic and Diluted Earnings per Share would have been ¥11.05 and ¥11.00, respectively, for the year ended March 31, 2010.

See Note 13, “Earnings per share” within these consolidated financial statements for a further discussion of diluted earnings per share.

Measurement of fair value in inactive markets

On April 1, 2009, Nomura adopted new guidance included in ASC 820, which clarifies how to measure fair value when the volume and level of activity for an asset or liability have significantly decreased. The updated guidance also requires increased granularity of disclosures regarding the nature and type of financial assets and liabilities that are measured at fair value.

Adoption of the new guidance on fair value measurement has not had a material impact on these consolidated financial statements as Nomura’s valuation methodologies were already consistent with the revised guidance. See Note 3, “Fair value of financial instruments” in these consolidated financial statements where more detail around the valuation methodologies is provided and where the relevant revised disclosures required by this guidance have been made.

Equity method accounting considerations

On April 1, 2009, Nomura adopted new guidance included in ASC 323 “Investments—Equity Method and Joint Ventures” which clarifies the accounting for certain transactions and provides impairment guidance related to equity method investments.

Adoption of the new guidance has not had a material impact on these consolidated financial statements.

Interim disclosures about fair value of financial instruments

On April 1, 2009, Nomura adopted new guidance included in ASC 820 which requires quarterly disclosure of qualitative and quantitative information about the fair value of all financial instruments including methods and significant assumptions used to estimate fair value during the period.

As this requirement does not affect the determination of fair value and only extends fair value disclosures to interim financial statements, adoption of the new guidance has not had a material impact on these consolidated financial statements.

Future accounting developments—

The following new accounting pronouncements relevant to Nomura will be adopted in future periods:

Transfers of financial assets

In December 2009, the FASB issued ASU No. 2009-16 “Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets” (“ASU 2009-16”) which incorporated new guidance around the accounting for transfers of financial assets into ASC 860. ASU 2009-16 changes the requirements for derecognizing financial assets, eliminates the concept of QSPE, and requires additional disclosures about transfers of financial assets and a transferor’s continuing involvement with transfers of financial assets accounted for as sales. The requirements for derecognizing financial assets include new restrictions regarding when a portion of a financial asset may be accounted for as a sale, as well as a clarification of the criteria needed to ensure isolation of the transferred assets has occurred from a legal perspective. The elimination of QSPEs will subject such entities to be evaluated under the revised consolidation guidance provided by ASC 810 as amended by ASU 2009-17, as described below, provided Nomura still has variable interests in those entities at the adoption date.

ASU 2009-16 is effective in the first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period, and for interim and annual reporting periods thereafter. Application of the revised guidance for transfers of financial assets is prospective after adoption.

Nomura intends to adopt ASU 2009-16 on April 1, 2010 and does not expect adoption to have a material impact on the consolidated financial statements.

Consolidation of variable interest entities

In December 2009, the FASB issued ASU No. 2009-17, “Consolidations (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities” (“ASU 2009-17”) which incorporated new guidance around the consolidation of variable interest entities into ASC 810.

ASU 2009-17 amends rules defining which entities are VIEs and requires a company to perform a qualitative analysis when determining whether it must consolidate a VIE. If a company has variable interests that provide it with power over the most significant activities of the VIE and the right to receive benefits or the obligation to absorb losses meeting a significance test, the company would consolidate the entity, provided that the company does not meet separate tests confirming that it is acting as a fiduciary for other interest holders. Under the new qualitative approach, a quantitative analysis of exposure to expected benefit and loss is no longer determinative in isolation. ASU 2009-17 also requires consolidation or deconsolidation of VIEs to be evaluated on an ongoing basis, which differs from existing guidance that requires evaluation when Nomura first became involved with a VIE and only upon occurrence of certain triggering events.

ASU 2009-17 is effective in the first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period, and for interim and annual reporting periods thereafter. Earlier application is prohibited. It contains special transition provisions governing whether the assets, liabilities, and noncontrolling interests resulting from consolidation of entities at the date of adoption should occur at their carrying amounts (as if such entities had been consolidated under the revised guidance prior to the adoption date), fair value, or at unpaid principal balances. In certain cases, differences between the net amount added to the balance sheet upon consolidation and the amount previously recognized on an unconsolidated basis will be recognized as a cumulative adjustment to retained earnings.

In February 2010, the FASB issued ASU No. 2010-10 “Consolidation (Topic 810): Amendments for Certain Investment Funds” (“ASU 2010-10”) which indefinitely defers the consolidation requirements for certain entities that qualify as investment companies under ASC 946 or for which it is industry practice to apply guidance consistent with the measurement principles in ASC 946. The modifications to ASC 946 do not apply to entities where Nomura has an explicit or implicit obligation to fund losses of the entity that could potentially be significant to the entity (except for certain qualifying money market funds), or if the entity is involved in securitizations, asset-backed financing or formerly met the definition of a QSPE. The ASU also does not defer the revised disclosures requirements of ASU 2009-17 for entities determined to be VIEs under guidance existing prior to ASU 2009-17.

Nomura intends to adopt the revised guidance in ASC 810 introduced by ASU 2009-17 and ASU 2010-10 on April 1, 2010 and has analyzed the impact on all QSPEs, SPEs, funds and similar entities with which it is involved. Entities qualifying for the deferral under ASU 2010-10 will continue to be assessed for consolidation under existing guidance.

Based on the results of this analysis, Nomura expect to consolidate certain securitization vehicles, which will increase total assets and total liabilities by less than 1% upon adoption as of April 1, 2010. No significant impact is expected on total shareholders’ equity. The increase in total assets is not expected to have a significant effect on Nomura’s calculation of risk-weighted assets and therefore is not expected to have a significant effect on Nomura’s capital ratios.

U.S. dollar amounts:	12 Months Ended
Mar. 31, 2010
U.S. dollar amounts:

2. U.S. dollar amounts:

The U.S. dollar amounts are included solely for the convenience of the reader and have been translated at the rate of ¥93.40 = U.S.  $1.00, the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York on March 31, 2010. This translation should not be construed to imply that the yen amounts actually represent, or have been or could be converted into, equivalent amounts in U.S. dollars.

Fair value of financial instruments:	12 Months Ended
Mar. 31, 2010
Fair value of financial instruments:

3. Fair value of financial instruments:

A significant amount of Nomura’s financial instruments are carried at fair value or at amounts that approximate fair value. Financial assets which are carried at fair value on a recurring basis are included in the consolidated balance sheets within Trading assets and private equity investments, Loans and receivables and Other assets. Financial liabilities which are carried at fair value on a recurring basis are included within Trading liabilities, Short-term borrowings, Payables and deposits, Long-term borrowings, and Other liabilities.

Other financial assets and financial liabilities are carried at fair value on a nonrecurring basis, where the primary measurement basis is not fair value but where fair value is only used in specific circumstances, such as to measure impairment.

In all cases, fair value is determined in accordance with ASC 820 which defines fair value as the amount that would be exchanged to sell a financial asset or transfer a financial liability in an orderly transaction between market participants at the measurement date. It assumes that the transaction occurs in Nomura’s principal market, or in the absence of the principal market, the most advantageous market for the relevant financial asset or financial liability.

Financial assets also include investments in certain funds where as a practical expedient, fair value is determined on the basis of NAV per share if the NAV per share is calculated in accordance with certain industry standard principles.

Increases and decreases in the fair value of assets and liabilities will significantly impact Nomura’s position, performance, liquidity and capital resources. As explained later, valuation techniques applied contain inherent uncertainties and Nomura is unable to predict the impact of future developments in the market. Where appropriate, Nomura uses economic hedging strategies to mitigate its risk, although these hedges are also subject to unpredictable movements in the market.

Valuation methodology for financial instruments carried at fair value on a recurring basis—

The fair value of financial instruments is based on quoted market prices, including market indices, broker or dealer quotations or an estimation by management of the expected exit price under current market conditions. Various financial instruments, including cash and OTC contracts, have bid and offer prices that are observable in the market. These are measured at the point within the bid-offer range which best represents Nomura’s estimate of fair value. Where quoted market prices or broker or dealer quotations are not available, prices for similar instruments or valuation pricing models are considered in the determination of fair value.

Where quoted prices are available in active markets, no valuation adjustments are taken to modify the fair value of assets or liabilities marked using such prices. Other instruments may be measured using valuation techniques, such as valuation pricing models, incorporating observable parameters, unobservable parameters or a combination of both. Valuation pricing models use parameters which would be considered by market participants in valuing similar financial instruments.

Valuation pricing models and their underlying assumptions impact the amount and timing of unrealized gains and losses recognized, and the use of different valuation pricing models or underlying assumptions could produce different financial results. Valuation uncertainty results from a variety of factors, including: the valuation technique or model selected; the quantitative assumptions used within the valuation model; the inputs into the model; as well as other factors. Valuation adjustments are used to reflect the assessment of this uncertainty. Common valuation adjustments include model reserves, credit adjustments, close out adjustments, and other appropriate instrument-specific adjustments, such as those instruments under trade restrictions.

The level of adjustments is largely judgmental and is based on an assessment of the factors that management believe other market participants would use in determining the fair value of similar financial instruments. The type of adjustments taken, the methodology for the calculation of these adjustments, and the inputs for these calculations are reassessed periodically to reflect current market practice and the availability of new information.

For example, the fair value of certain financial instruments includes adjustments for credit risk; both with regards to counterparty credit risk on positions held and Nomura’s own creditworthiness on positions issued. Credit risk on financial assets is significantly mitigated by credit enhancements such as collateral and netting arrangements. Any net credit exposure is measured using available and applicable inputs for the relevant counterparty. The same approach is used to measure the credit exposure on Nomura’s liabilities as is used for measuring counterparty credit risk on Nomura’s assets.

Such models are calibrated to the market on a regular basis and inputs used are adjusted for current market conditions and risks. The global risk management unit reviews pricing models and assesses model appropriateness and consistency independently of the front office. The model reviews consider a number of factors about the model’s suitability for valuation and sensitivity of a particular product. Valuation models are calibrated to the market on a periodic basis by comparison to observable market pricing, comparison with alternative models, and analysis of risk profiles.

As explained above, any changes in fixed income, equity, foreign exchange and commodity markets can impact Nomura’s estimates of fair value in the future, potentially affecting trading gains and losses. As financial contracts have longer maturity dates, Nomura’s estimates of fair value may involve greater subjectivity due to the lack of transparent market data available upon which include base assumptions underlying valuation pricing models.

Concentrations of credit risk—

Concentrations of credit risk may arise from trading, securities financing transactions and underwriting activities, and may be impacted by changes in political or economic factors. Nomura’s significant single concentrations of credit risk were with the Japanese Government, U.S. Government, Governments within the EU, their states and municipalities, and their agencies. These concentrations generally arise from taking trading securities positions and are reported in Trading assets in the consolidated balance sheets. Government, state, municipal, and government agency securities, including Securities pledged as collateral, represented 26% of total assets as of March 31, 2009 and 21% as of March 31, 2010. The following tables present geographic allocations of Nomura’s trading assets related to government, state, municipal, and government agency securities. Please see Note 4, “Derivative instruments and hedging activities” about the concentration of credit risk for derivatives.

	Billions of yen
	March 31, 2009
	Japan	U.S.	EU	Other	Total(1)
Governments, states, municipalities and their agencies	¥4,005	¥396	¥1,803	¥184	¥6,388

	Billions of yen
	March 31, 2010
	Japan	U.S.	EU	Other	Total(1)
Governments, states, municipalities and their agencies	¥2,756	¥1,635	¥2,270	¥232	¥6,893

	Translation into billions of U.S. dollars
	March 31, 2010
	Japan	U.S.	EU	Other	Total(1)
Governments, states, municipalities and their agencies	$30	$18	$24	$2	$74

(1)	Other than above, there were ¥120 billion of government, state, municipal and agency securities in Other assets—Non-trading debt securities as of March 31, 2009 and ¥187 billion ( $2.00 billion) as of March 31, 2010. The vast majority of these securities are Japanese government, state, municipal and government agency securities.

Fair value hierarchy—

All financial instruments measured at fair value, including those carried at fair value using the fair value option, have been categorized into a three-level hierarchy (“the fair value hierarchy”) based on the transparency of inputs used by Nomura to estimate fair value. A financial instrument is classified in the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement of the instrument. The three levels of the fair value hierarchy are defined as follows, with Level 1 representing the most transparent inputs and Level 3 representing the least transparent inputs:

Level 1:

Unadjusted quoted prices in active markets for identical assets or liabilities accessible by Nomura at the measurement date.

Level 2:

Quoted prices in inactive markets or containing other inputs which are observable, either directly or indirectly. Valuation techniques using observable inputs reflect assumptions used by market participants in pricing financial instruments and are based on data obtained from independent market sources at the measurement date.

Level 3:

Unobservable inputs that are significant to the fair value measurement of the financial instrument. Valuation techniques using unobservable inputs reflect management’s assumptions about the estimates used by other market participants in valuing similar financial instruments. These valuation techniques are developed based on the best available information at the measurement date.

The availability of inputs observable in the market varies by product and can be affected by a variety of factors. Significant factors include, but are not restricted to: the prevalence of similar products in the market, especially if the product is significantly customized; how established the product is in the market, for example, whether it is a new product or is relatively mature; and the reliability of information provided in the market which would depend, for example, on the frequency and volume of current data. A period of significant change in the market may reduce the availability of observable data. Under such circumstances, financial instruments may be reclassified into a lower level in the fair value hierarchy.

Significant judgments used in determining the classification of financial instruments include the nature of the market in which the product would be traded, the underlying risks, the type and liquidity of market data inputs and the nature of observed transactions for similar instruments.

Where valuation models include the use of parameters which are less observable or unobservable in the market, significant management judgment is used in establishing fair value. The valuations for Level 3 financial instruments, therefore, involve a greater degree of judgment than those valuations for Level 1 or Level 2 financial instruments.

Certain criteria management use to determine whether a market is active or inactive include the number of transactions, the frequency that pricing is updated by other market participants, the variability of price quotations amongst other market participants, and the amount of publicly available information.

The following tables in this note that relate to the prior fiscal year are prepared in accordance with the disclosure requirements in effect prior to certain amendments to ASC 820 that Nomura adopted during the year ended March 31, 2010.

The following tables present information about Nomura’s financial assets and financial liabilities measured at fair value on a recurring basis as of March 31, 2009 and 2010, respectively within the fair value hierarchy.

	Billions of yen
	March 31, 2009
	Level 1	Level 2	Level 3	Counterparty and Cash Collateral Netting(1)	Balance as of March 31, 2009
Assets:
Trading assets and private equity investments(2)
Equities (including private equity)(3)	¥271	¥592	¥606	¥—	¥1,469
Debt securities and loans	6,007	1,401	793	—	8,201
Investment trust funds and other	19	35	6	—	60
Derivatives	638	15,581	1,691	(15,967)	1,943
Loans and receivables(5)	0	8	4	—	12
Other assets	285	54	50	—	389

Total	¥7,220	¥17,671	¥3,150	¥(15,967)	¥12,074

Liabilities:
Trading liabilities
Equities	¥413	¥117	¥1	¥—	¥531
Debt securities	2,355	250	0	—	2,605
Investment trust funds and other	1	—	—	—	1
Derivatives	722	15,192	1,424	(15,724)	1,614
Short-term borrowings(6)(7)	9	28	8	—	45
Payables and deposits(8)	—	0	(1)	—	(1)
Long-term borrowings(6)(7)(9)	39	485	(81)	—	443
Other liabilities	—	1	—	—	1

Total	¥3,539	¥16,073	¥1,351	¥(15,724)	¥5,239

	Billions of yen
	March 31, 2010
	Level 1	Level 2	Level 3	Counterparty and Cash Collateral Netting(1)	Balance as of March 31, 2010
Assets:
Trading assets and private equity investments(2)
Equities(3)	¥830	¥1,068	¥164	¥—	¥2,062
Private equity(3)	1	0	325	—	326
Japanese government securities	2,650	—	—	—	2,650
Japanese agency and municipal securities	104	2	0	—	106
Foreign government, agency and municipal securities	3,075	1,040	22	—	4,137
Bank and corporate debt securities and loans for trading purpose	165	1,599	131	—	1,895
Commercial mortgage-backed securities (CMBS)	—	110	27	—	137
Residential mortgage-backed securities (RMBS)	0	1,015	4	—	1,019
Mortgage and other mortgage-backed securities	—	47	117	—	164
Collateralized debt obligations (CDO)	1	32	43	—	76
Investment trust funds and other	29	53	10	—	92

Total cash instruments	6,855	4,966	843	—	12,664

Derivatives:
Equity contracts	851	659	62	—	1,572
Interest rate contracts(4)	3	11,655	134	—	11,792
Credit contracts	0	1,782	305	—	2,087
Foreign exchange contracts	—	701	14	—	715
Commodity contracts	6	24	2	—	32
Other contracts	0	154	34	—	188
Netting	—	—	—	(14,350)	(14,350)

Total derivatives	860	14,975	551	(14,350)	2,036

Sub Total	¥7,715	¥19,941	¥1,394	¥(14,350)	¥14,700

Loans and receivables(5)	8	674	10	—	692
Other assets	383	26	38	—	447

Total	¥8,106	¥20,641	¥1,442	¥(14,350)	¥15,839

Liabilities:
Trading liabilities
Equities	¥1,366	¥196	¥0	¥—	¥1,562
Japanese government securities	1,616	—	—	—	1,616
Foreign government, agency and municipal securities	2,334	426	—	—	2,760
Bank and corporate debt securities	—	257	0	—	257
Residential mortgage-backed securities (RMBS)	—	2	—	—	2

Total cash instruments	5,316	881	0	—	6,197

Derivatives:
Equity contracts	941	790	29	—	1,760
Interest rate contracts(4)	3	11,519	155	—	11,677
Credit contracts	0	1,660	324	—	1,984
Foreign exchange contracts	—	765	16	—	781
Commodity contracts	5	25	2	—	32
Other contracts	0	223	44	—	267
Netting	—	—	—	(14,341)	(14,341)

Total derivatives	949	14,982	570	(14,341)	2,160

Sub Total	¥6,265	¥15,863	¥570	¥(14,341)	¥8,357

Short-term borrowings(6)(7)	—	101	9	—	110
Payables and deposits(8)	—	0	(0)	—	(0)
Long-term borrowings(6)(7)(9)	91	1,521	(127)	—	1,485
Other liabilities	3	3	—	—	6

Total	¥6,359	¥17,488	¥452	¥(14,341)	¥9,958

	Translation into billions of U.S. dollars
	March 31, 2010
	Level 1	Level 2	Level 3	Counterparty and Cash Collateral Netting(1)	Balance as of March 31, 2010
Assets:
Trading assets and private equity investments(2)
Equities(3)	$8.89	$11.43	$1.76	$—	$22.08
Private equity(3)	0.01	0.00	3.48	—	3.49
Japanese government securities	28.37	—	—	—	28.37
Japanese agency and municipal securities	1.11	0.02	0.00	—	1.13
Foreign government, agency and municipal securities	32.92	11.13	0.24	—	44.29
Bank and corporate debt securities and loans for trading purpose	1.77	17.12	1.40	—	20.29
Commercial mortgage-backed securities (CMBS)	—	1.18	0.29	—	1.47
Residential mortgage-backed securities (RMBS)	0.00	10.87	0.04	—	10.91
Mortgage and other mortgage-backed securities	—	0.51	1.25	—	1.76
Collateralized debt obligations (CDO)	0.01	0.34	0.46	—	0.81
Investment trust funds and other	0.31	0.57	0.11	—	0.99

Total cash instruments	73.39	53.17	9.03	—	135.59

Derivatives:
Equity contracts	9.11	7.06	0.66	—	16.83
Interest rate contracts(4)	0.03	124.79	1.43	—	126.25
Credit contracts	0.00	19.08	3.27	—	22.35
Foreign exchange contracts	—	7.51	0.15	—	7.66
Commodity contracts	0.06	0.26	0.02	—	0.34
Other contracts	0.00	1.65	0.36	—	2.01
Netting	—	—	—	(153.64)	(153.64)

Total derivatives	9.20	160.35	5.89	(153.64)	21.80

Sub Total	$82.59	$213.52	$14.92	$(153.64)	$157.39

Loans and receivables(5)	0.09	7.21	0.11	—	7.41
Other assets	4.10	0.28	0.41	—	4.79

Total	$86.78	$221.01	$15.44	$(153.64)	$169.59

Liabilities:
Trading liabilities
Equities	$14.61	$2.11	$0.00	$—	$16.72
Japanese government securities	17.30	—	—	—	17.30
Foreign government, agency and municipal securities	25.00	4.56	—	—	29.56
Bank and corporate debt securities	—	2.75	0.00	—	2.75
Residential mortgage-backed securities (RMBS)	—	0.02	—	—	0.02

Total cash instruments	56.91	9.44	0.00	—	66.35

Derivatives:
Equity contracts	10.07	8.46	0.31	—	18.84
Interest rate contracts(4)	0.03	123.33	1.66	—	125.02
Credit contracts	0.00	17.77	3.47	—	21.24
Foreign exchange contracts	—	8.19	0.17	—	8.36
Commodity contracts	0.05	0.27	0.02	—	0.34
Other contracts	0.00	2.39	0.47	—	2.86
Netting	—	—	—	(153.54)	(153.54)

Total derivatives	10.15	160.41	6.10	(153.54)	23.12

Sub Total	$67.06	$169.85	$6.10	$(153.54)	$89.47

Short-term borrowings(6)(7)	—	1.08	0.10	—	1.18
Payables and deposits(8)	—	0.00	(0.00)	—	(0.00)
Long-term borrowings(6)(7)(9)	0.99	16.28	(1.37)	—	15.90
Other liabilities	0.03	0.03	—	—	0.06

Total	$68.08	$187.24	$4.83	$(153.54)	$106.61

(1)	Represents the amount offset under counterparty netting of derivative assets and liabilities as well as cash collateral netting against net derivatives.
(2)	Includes investments in certain funds measured at fair value on the basis of NAV per share as a practical expedient.
(3)	Includes equity investments that would have been accounted for under the equity method had Nomura not chosen to apply the fair value option.
(4)	Includes contracts which have both interest rate and foreign exchange underlyings.
(5)	Includes loans for which Nomura elected the fair value option.
(6)	Includes structured notes for which Nomura elected the fair value option.
(7)	Includes embedded derivatives bifurcated from issued structured notes. If unrealized gain is greater than unrealized loss, borrowings are reduced by the excess amount.
(8)	Includes embedded derivatives bifurcated from the deposits received at banks. If unrealized gain is greater than unrealized loss, deposits are reduced by the excess amount.
(9)	Includes liabilities recognised from secured financing transactions that are accounted for as financing rather than sales. Nomura elected the fair value option for these liabilities.

Valuation methodology by major class of financial asset and financial liability

The valuation methodology used by Nomura to estimate fair value for major classes of financial assets and financial liabilities, together with the significant inputs which determine classification in the fair value hierarchy, is as follows:

Equities—Equities include direct holdings of both listed and unlisted equity securities, and fund investments. Listed equity securities are valued using quoted prices for identical securities from active markets where available. These valuations should be in line with market practice and therefore can be based upon bid/offer prices as applicable or mid-market prices. Nomura determines whether the market is active depending on the sufficiency and frequency of trading of the security. Where these securities are classified in Level 1 of the fair value hierarchy, no valuation adjustments are made to fair value, even if Nomura has a large “block” holding and the block could not be disposed of in its entirety at the quoted price. Listed equities traded in inactive markets are valued using the exchange price as adjusted to reflect liquidity and bid offer spreads and are classified in Level 2. Unlisted equity securities are valued using the same methodology as private equity investments described below and are usually classified as Level 3 because of the management judgment involved. As a practical expedient, fund investments are generally valued using net asset value per share (“NAV per share”) where available. Publicly-traded mutual funds which are valued using a daily NAV per share are classified as Level 1. Investments in funds where Nomura has the ability to redeem its investment with the investee at NAV per share on the balance sheet date or within the near term are classified as Level 2. Investments in funds where Nomura does not have the ability to redeem in the near term or does not know when it can redeem are classified as Level 3.

Private equity—The valuation of unlisted private equity investments requires significant management judgment because the investments, by their nature, have little or no price transparency. Private equity investments are initially carried at cost as an approximation of fair value. Adjustments to carrying value are made if there is third-party evidence of a change in value. Adjustments are also made, in the absence of third-party transactions, if it is determined that the expected exit price of the investment is different from the carrying value. In reaching that determination, Nomura primarily uses either its own internal valuation models based on projected future cash flows to be generated from the underlying investment, discounted at a weighted average cost of capital or comparable market multiple valuations such as EV/EBITDA (Enterprise Value/EBITDA), PE Ratio (Price/Earnings Ratio), Price/Embedded Value Ratio and other multiples based on relationships between numbers reported in the financial statements and the price of comparable companies. Where possible these valuations are compared with the operating cash flows and financial performance of the companies or properties relative to budgets or projections, price/earnings data for similar quoted companies, trends within sectors and/or regions and any specific rights or terms associated with the investment, such as conversion features and liquidation preferences. Private equity investments are generally classified as Level 3.

Government, state, municipal and agency securities—Japanese and other G7 government securities are valued using quoted market prices, broker or dealer quotations, or alternative pricing sources. These securities are traded in active markets and therefore are classified within Level 1 of the fair value hierarchy. Non-G7 government securities, agency securities and municipal securities are valued using similar pricing sources but are generally classified as Level 2 as they trade in markets that are not considered to be active. Certain Non-G7 securities may be classified as Level 1 because they trade in active markets and there is sufficient information from a liquid exchange or multiple sources to classify them as Level 1. Certain securities may be classified as Level 3 because they trade infrequently and there is not sufficient information.

Corporate debt securities—The valuation of corporate debt securities is primarily through internal models which take their inputs using available market information such as price quotes and recent market transactions of identical or similar debt, yield curves, asset swap spreads and credit default spreads. Most corporate debt securities are classified in Level 2 because the modeling inputs are usually observable. Certain corporate debt securities may be classified as Level 1 because they trade in active markets where there is sufficient information from a liquid exchange or multiple sources and they are valued using an unadjusted quote for an identical instrument. Certain securities may be classified as Level 3 because they trade infrequently and there is insufficient information from comparable securities to class them as Level 2.

Commercial mortgage-backed securities (CMBS) and residential mortgage-backed securities (RMBS)—The fair value of CMBS and RMBS are estimated using quoted market prices, recent market transactions or by reference to a comparable market index. CMBS and RMBS securities are classified as Level 2 if all significant inputs are observable. For certain asset classes, no direct pricing sources or comparable indices are available and valuation is based on a combination of indices. These securities are classified as Level 3.

Mortgage and other mortgage-backed securities—The fair value of other mortgage backed securities is estimated using quoted market prices, recent market transactions or by reference to a comparable market index. Where all significant inputs are observable, the securities will be classified as Level 2. For certain securities, no direct pricing sources or comparable securities or indices may be available. These securities are classified as Level 3.

Collateralized debt obligations (CDO)—CDOs are valued using internal models where quoted market prices do not exist. Key inputs used by the model include market spread data for each credit rating, prepayment speeds, recovery rates and default probabilities. Since some of these inputs are unobservable, certain CDOs are classified as Level 3.

Investment trust funds and other—Investment trust funds are generally valued using NAV per share. Publicly-traded funds which are valued using a daily NAV per share are classified as Level 1. For funds that are not publicly-traded where this does not apply but Nomura has the ability to redeem its investment with the investee at NAV per share on the balance sheet date or within the near term the investments are classified as Level 2. Investments where Nomura does not have the ability to redeem in the near term or does not know when it can redeem are classified as Level 3.

Derivatives—Exchange-traded derivatives are usually valued using unadjusted quoted market prices and are therefore classified as Level 1. Where exchange-traded derivatives are not valued at the exchange price due to timing differences, these are classified as Level 2. Over-the-counter (“OTC”) derivatives are valued using internal models using market transactions and other market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency. Valuation techniques include simple discounted expected cash flow techniques, Black-Scholes and Monte Carlo simulations. For OTC derivatives that trade in liquid markets, such as plain vanilla forwards, swaps and options, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Derivatives that are valued using models with significant unobservable inputs such as correlation, long-dated volatility, credit curves or other unobservable inputs are classified within Level 3. Examples of derivatives classified as Level 3 by Nomura include exotic interest rate derivatives, exotic foreign exchange derivatives, exotic equity derivatives, exotic derivatives including a combination of interest rate, foreign exchange and equity risks and certain other transactions including long-dated or exotic credit derivatives. Valuation adjustments are recorded to model valuations which do not calibrate to market and consider all factors that would impact fair value including bid offer, liquidity and credit risk; both with regards to counterparty credit risk on derivative assets and Nomura’s own creditworthiness on derivative liabilities.

Loans—The valuation of loans and loan commitments is also performed primarily through internal models using similar inputs to corporate debt securities as quoted prices are usually not available. Where there are no significant inputs which are unobservable, loans are classified as Level 2. Certain loans, however, may be classified as Level 3 because they are traded infrequently and there is not sufficient information from comparable securities to classify them as Level 2.

Short-term and long-term borrowings (Structured notes)—Structured notes are debt securities issued by Nomura which contain embedded features that alter the return to the investor from simply receiving a fixed or floating rate of interest to a return that depends upon some other variable such as an equity or equity index, commodity product, foreign exchange rate, credit rating of a third party or more complex interest rate. The fair value of structured notes is estimated using a quoted price in an active market for the identical liability if available, and where not available, using mixture of valuation techniques that use the quoted price of the identical liability when traded as an asset, quoted prices for similar liabilities, similar liabilities when traded as assets, and also the amount at the measurement date that Nomura would pay to transfer the identical liability or would receive if the identical liability is entered at the measurement date. The fair value of structured notes includes an adjustment to reflect Nomura’s own creditworthiness. This adjustment can differ depending on the market in which the structured note is issued and traded. Structured notes are generally classified in Level 2 of the fair value hierarchy as unobservable inputs are not significant. Where the unobservable inputs are significant, they will be classified in Level 3.

Secured financing transactions—Liability recognized from secured financing transactions are recognized when a transfer of a financial asset does not meet the criteria for sales accounting and therefore the transaction is accounted for as a secured borrowing. This liability is valued using the same methodology that is applied to the transferred financial instruments which remain on the consolidated balance sheets and is therefore classified in the same level in the fair value hierarchy as the transferred financial asset. These liabilities do not provide general recourse to Nomura and therefore no adjustment is made to reflect Nomura’s own creditworthiness.

Level 3 financial assets and financial liabilities

Level 3 financial assets and financial liabilities consist of instruments whose valuations are significantly dependent on inputs which are unobservable in the market. Financial instruments are categorized in accordance with their lowest level significant input. As a result, a financial instrument valued using a combination of Level 1, Level 2 and Level 3 inputs would be classified in Level 3 in its entirety, if its value is significantly affected by at least one significant unobservable input.

These financial instruments are often hedged with instruments within Level 1 or Level 2 of the fair value hierarchy and the gains or losses below do not reflect the offsetting gains or losses for these hedging instruments. Level 3 instruments are also measured using both observable and unobservable inputs. Fair value changes presented below, therefore, reflect realized and unrealized gains and losses resulting from movements in both observable and unobservable parameters.

The following tables present the gains and losses as well as increases and decreases of assets and liabilities measured at fair value on a recurring basis which Nomura classified as Level 3 for the year ended March 31, 2009 and 2010, respectively. These tables are prepared by the accumulation of quarterly information.

	Billions of yen
		Year ended March 31, 2009
		Unrealized and realized gains/losses
	Balance as of April 1, 2008	Net gain (loss) on trading	Gain (loss) on operating investments and others(1)	Gain (loss) on private equity investments	Interest and dividends / Interest expense	Total unrealized and realized gains / (losses)	Purchases (issuances)/ sales (redemption), and settlement(2)	Net transfers in / (out of) Level 3(3)	Balance as of March 31, 2009
Assets:
Trading assets and private equity investments
Equities (including private equity)	¥802	¥(113)	¥—	¥(53)	¥(0)	¥(166)	¥(31)	¥1	¥606
Debt securities and loans	783	(163)	—	—	2	(161)	26	145	793
Investment trust funds and other	21	(1)	—	—	—	(1)	(15)	1	6
Derivatives, net	121	43	—	—	—	43	(85)	188	267
Loans and receivables	4	(1)	—	—	—	(1)	2	(1)	4
Other assets	59	(0)	2	0	(0)	2	(11)	(0)	50

Total	¥1,790	¥(235)	¥2	¥(53)	¥2	¥(284)	¥(114)	¥334	¥1,726

Liabilities:
Trading liabilities
Equities	¥1	¥1	¥—	¥—	¥—	¥1	¥1	¥0	¥1
Debt securities	—	(0)	—	—	—	(0)	0	(0)	0
Short-term borrowings	15	5	—	—	—	5	14	(16)	8
Payables and deposits	—	(0)	—	—	—	(0)	(1)	(0)	(1)
Long-term borrowings	(59)	245	—	—	—	245	165	58	(81)

Total	¥(43)	¥251	¥—	¥—	¥—	¥251	¥179	¥42	¥(73)

	Billions of yen
		Year ended March 31, 2010
		Unrealized and realized gains/losses
	Balance as of April 1, 2009	Net gain (loss) on trading	Gain (loss) on investments in equity securities and other(1)	Gain (loss) on private equity investments	Interest and dividends / Interest expense	Total unrealized and realized gains /(losses)	Purchases (issuances) / sales (redemption), and settlement(2)	Net transfers in / (out of) Level 3(3)	Balance as of March 31, 2010
Assets:
Trading assets and private equity investments
Equities	¥284	¥(13)	¥—	¥—	¥(1)	¥(14)	¥(31)	¥(75)	¥164
Private equity	322	—	—	10	—	10	(7)	—	325
Japanese agency and municipal securities	0	0	—	—	—	0	0	—	0
Foreign government, agency and municipal securities	34	3	—	—	—	3	(11)	(4)	22
Bank and corporate debt securities and loans for trading purpose	485	0	—	—	0	0	(176)	(178)	131
Commercial mortgage-backed securities (CMBS)	12	(13)	—	—	—	(13)	83	(55)	27
Residential mortgage-backed securities (RMBS)	12	(0)	—	—	—	(0)	(10)	2	4
Mortgage and other mortgage backed securities	234	9	—	—	—	9	(126)	0	117
Collateralized debt obligations (CDO)	17	2	—	—	—	2	24	(0)	43
Investment trust funds and other	5	0	—	—	—	0	4	1	10

Total cash instruments	1,405	(12)	—	10	(1)	(3)	(250)	(309)	843

Derivatives, net:
Equity contracts	9	7	—	—	—	7	19	(2)	33
Interest rate contracts(4)	69	(61)	—	—	—	(61)	(30)	1	(21)
Credit contracts	187	(112)	—	—	—	(112)	(45)	(49)	(19)
Foreign exchange contracts	1	2	—	—	—	2	(6)	1	(2)
Commodity contracts	10	(5)	—	—	—	(5)	(6)	1	(0)
Other contracts	(9)	(1)	—	—	—	(1)	8	(8)	(10)

Total derivatives, net	267	(170)	—	—	—	(170)	(60)	(56)	(19)

Sub Total	¥1,672	¥(182)	¥—	¥10	¥(1)	¥(173)	¥(310)	¥(365)	¥824

Loans and receivables	4	1	—	—	—	1	(0)	5	10
Other assets	50	(1)	(1)	—	—	(2)	(10)	(0)	38

Total	¥1,726	¥(182)	¥(1)	¥10	¥(1)	¥(174)	¥(320)	¥(360)	¥872

Liabilities:
Trading liabilities
Equities	¥1	¥0	¥—	¥—	¥—	¥0	¥(0)	¥(1)	¥0
Bank and corporate debt securities	(0)	(0)	—	—	—	(0)	(0)	(0)	(0)

Sub Total	¥1	¥0	¥—	¥—	¥—	¥0	¥(0)	¥(1)	¥0

Short-term borrowings	8	7	—	—	—	7	11	(3)	9
Payables and deposits	(1)	(1)	—	—	—	(1)	(0)	(0)	(0)
Long-term borrowings	(81)	52	—	—	—	52	149	(143)	(127)

Total	¥(73)	¥58	¥—	¥—	¥—	¥58	¥160	¥(147)	¥(118)

	Translation into billions of U.S. dollars
		Year ended March 31, 2010
		Unrealized and realized gains/losses
	Balance as of April 1, 2009	Net gain (loss) on trading	Gain (loss) on investments in equity securities and other(1)	Gain (loss) on private equity investments	Interest and dividends / Interest expense	Total unrealized and realized gains / (losses)	Purchases (issuances) / sales (redemption), and settlement(2)	Net transfers in / (out of) Level 3(3)	Balance as of March 31, 2010
Assets:
Trading assets and private equity investments
Equities	$3.04	$(0.14)	$—	$—	$(0.01)	$(0.15)	$(0.33)	$(0.80)	$1.76
Private equity	3.45	—	—	0.10	—	0.10	(0.07)	—	3.48
Japanese agency and municipal securities	0.00	0.00	—	—	—	0.00	0.00	—	0.00
Foreign government, agency and municipal securities	0.36	0.03	—	—	—	0.03	(0.11)	(0.04)	0.24
Bank and corporate debt securities and loans for trading purpose	5.19	0.00	—	—	0.00	0.00	(1.88)	(1.91)	1.40
Commercial mortgage-backed securities (CMBS)	0.13	(0.14)	—	—	—	(0.14)	0.89	(0.59)	0.29
Residential mortgage-backed securities (RMBS)	0.13	(0.00)	—	—	—	(0.00)	(0.11)	0.02	0.04
Mortgage and other mortgage backed securities	2.51	0.10	—	—	—	0.10	(1.36)	0.00	1.25
Collateralized debt obligations (CDO)	0.18	0.02	—	—	—	0.02	0.26	(0.00)	0.46
Investment trust funds and other	0.05	0.00	—	—	—	0.00	0.04	0.02	0.11

Total cash instruments	15.04	(0.13)	—	0.10	(0.01)	(0.04)	(2.67)	(3.30)	9.03

Derivatives, net:
Equity contracts	0.10	0.07	—	—	—	0.07	0.20	(0.02)	0.35
Interest rate contracts(4)	0.73	(0.65)	—	—	—	(0.65)	(0.32)	0.01	(0.23)
Credit contracts	2.00	(1.20)	—	—	—	(1.20)	(0.48)	(0.52)	(0.20)
Foreign exchange contracts	0.02	0.02	—	—	—	0.02	(0.07)	0.01	(0.02)
Commodity contracts	0.11	(0.05)	—	—	—	(0.05)	(0.07)	0.01	(0.00)
Other contracts	(0.10)	(0.01)	—	—	—	(0.01)	0.09	(0.09)	(0.11)

Total derivatives, net	2.86	(1.82)	—	—	—	(1.82)	(0.65)	(0.60)	(0.21)

Sub Total	$17.90	$(1.95)	$—	$0.10	$(0.01)	$(1.86)	$(3.32)	$(3.90)	$8.82

Loans and receivables	0.05	0.01	—	—	—	0.01	(0.00)	0.05	0.11
Other assets	0.54	(0.01)	(0.01)	—	—	(0.02)	(0.11)	(0.00)	0.41

Total	$18.49	$(1.95)	$(0.01)	$0.10	$(0.01)	$(1.87)	$(3.43)	$(3.85)	$9.34

Liabilities:
Trading liabilities
Equities	$0.01	$0.00	$—	$—	$—	$0.00	$(0.00)	$(0.01)	$0.00
Bank and corporate debt securities	(0.00)	(0.00)	—	—	—	(0.00)	(0.00)	(0.00)	(0.00)

Sub Total	$0.01	$0.00	$—	$—	$—	$0.00	$(0.00)	$(0.01)	$0.00

Short-term borrowings	0.09	0.07	—	—	—	0.07	0.11	(0.03)	0.10
Payables and deposits	(0.01)	(0.01)	—	—	—	(0.01)	(0.00)	(0.00)	(0.00)
Long-term borrowings	(0.87)	0.56	—	—	—	0.56	1.59	(1.53)	(1.37)

Total	$(0.78)	$0.62	$—	$—	$—	$0.62	$1.70	$(1.57)	$(1.27)

(1)	Includes gains and losses recorded in Revenue—Other and Non-interest expenses—Other in the consolidated statements of operations.
(2)	Includes the effect of foreign exchange movements.
(3)	If assets and liabilities move from Level 3 to another Level or move from another Level to Level 3, the amount reported in Net transfers in / (out of) Level 3 is the fair value as of the beginning of the quarter during which the movement occurs. Therefore if assets and liabilities move from another Level to Level 3 all gains/(losses) during the quarter are included in the table and if assets and liabilities move from Level 3 to another Level all gains/(losses) during the quarter are excluded from the table.
(4)	Includes contracts which have both interest rate and foreign exchange underlyings.

Significant transfers between levels during the year

Nomura presumes that the transfer of the assets and liabilities from one level to another level, occurs at the beginning of each quarter. The following significant transfers between levels in the fair value hierarchy were made during the year ended March 31, 2010:

Transfers between Level 1 and Level 2

There were no significant transfers between Level 1 and Level 2.

Transfers between Level 2 and Level 3

Trading assets and private equity investments—Equities    Approximately ¥61 billion ( $0.65 billion) were transferred from Level 3 to Level 2 due to the amendments to ASC 820 required by ASU 2009-12.

Trading assets and private equity investments—Bank and corporate debt securities and loans for trading purpose    Approximately ¥82 billion ( $0.88 billion) was transferred from Level 3 to Level 2 due to the amendment of ASC 820 required by ASU 2009-12. Approximately ¥55 billion ( $0.59 billion) was transferred from Level 3 to Level 2 as certain market parameters became observable.

Trading assets and private equity investments—Commercial mortgage-backed securities    Approximately ¥54 billion ( $0.58 billion) was transferred from Level 3 to Level 2 as external prices became observable.

Derivatives, net    Interest rate contracts of approximately ¥53 billion ( $0.57 billion) were transferred from Level 3 to Level 2. These reclassifications were due to that the lowest level of significant inputs to value the derivative moving from Level 3 to Level 2. Credit rate contracts of approximately ¥42 billion ( $0.45 billion) were transferred from Level 3 to Level 2 as underlying credit inputs became more transparent. Interest rate contracts of approximately ¥53 billion ( $0.57 billion) were transferred from Level 2 to Level 3. These reclassifications were due to that the lowest level of significant inputs to value the derivative moving from Level 2 to Level 3. Losses due to Interest rate contracts from the transfer from Level 2 to Level 3 were ¥5 billion ( $0.05 billion) which were recognized in the quarter when the transfer from Level 2 to Level 3 occurred.

Long-term borrowings    Structured notes of approximately ¥154 billion ( $1.65 billion) were transferred from Level 3 to Level 2 as underlying reference assets of the notes became observable.

The following tables present the amounts of unrealized gains or (losses) for the year ended March 31, 2009 and 2010, respectively, relating to those assets and liabilities which Nomura classified as Level 3 within the fair value hierarchy and that were held by Nomura at the respective balance sheet date:

	Billions of yen
	Year ended March 31, 2009
	Net gain (loss) on trading	Gain (loss) on investments in equity securities and others(1)	Gain (loss) on private equity investments	Interest and dividends / Interest expense	Total unrealized gains / (losses)
Assets:
Trading assets and private equity investments
Equities (including private equity)	¥4	¥—	¥(85)	¥(0)	¥(81)
Debt securities and loans	(135)	—	—	—	(135)
Investment trust funds and other	(1)	—	—	—	(1)
Derivatives, net	64	—	—	—	64
Loans and receivables	(5)	—	—	—	(5)
Other assets	(1)	4	0	—	3

Total	¥(74)	¥4	¥(85)	¥(0)	¥(155)

Liabilities:
Trading liabilities
Equities	¥0	¥—	¥—	¥—	¥0
Debt securities	0	—	—	—	0
Short-term borrowings	2	—	—	—	2
Payables and deposits	0	—	—	—	0
Long-term borrowings	140	—	—	—	140

Total	¥142	¥—	¥—	¥—	¥142

	Billions of yen
	Year ended March 31, 2010
	Net gain (loss) on trading	Gain (loss) on investments in equity securities and other(1)	Gain (loss) on private equity investments	Interest and dividends / Interest expense	Total unrealized gains /(losses)
Assets:
Trading assets and private equity investments
Equities	¥2	¥—	¥—	¥(1)	¥1
Private equity	—	—	4	—	4
Japanese agency and municipal securities	0	—	—	—	0
Foreign government, agency and municipal securities	(2)	—	—	—	(2)
Bank and corporate debt securities and loans for trading purpose	37	—	—	—	37
Commercial mortgage-backed securities (CMBS)	2	—	—	—	2
Residential mortgage-backed securities (RMBS)	(0)	—	—	—	(0)
Mortgage and other mortgage backed securities	(7)	—	—	—	(7)
Collateralized debt obligations (CDO)	3	—	—	—	3
Investment trust funds and other	1	—	—	—	1

Total cash instruments	36	—	4	(1)	39

Derivatives, net:
Equity contracts	39	—	—	—	39
Interest rate contracts(2)	7	—	—	—	7
Credit contracts	(64)	—	—	—	(64)
Foreign exchange contracts	0	—	—	—	0
Commodity contracts	(0)	—	—	—	(0)
Other contracts	(8)	—	—	—	(8)

Total derivatives, net	(26)	—	—	—	(26)

Sub Total	¥10	¥—	¥4	¥(1)	¥13

Loans and receivables	(1)	—	—	—	(1)
Other assets	—	(1)	—	—	(1)

Total	¥9	¥(1)	¥4	¥(1)	¥11

Liabilities:
Trading liabilities
Bank and corporate debt securities	¥(0)	¥—	¥—	¥—	¥(0)

Sub Total	¥(0)	¥—	¥—	¥—	¥(0)

Short-term borrowings	6	—	—	—	6
Payables and deposits	(1)	—	—	—	(1)
Long-term borrowings	(66)	—	—	—	(66)

Total	¥(61)	¥—	¥—	¥—	¥(61)

	Translation into billions of U.S. dollars
	Year ended March 31, 2010
	Net gain (loss) on trading	Gain (loss) on investments in equity securities and other(1)	Gain (loss) on private equity investments	Interest and dividends / Interest expense	Total unrealized gains /(losses)
Assets:
Trading assets and private equity investments
Equities	$0.02	$—	$—	$(0.01)	$0.01
Private equity	—	—	0.04	—	0.04
Japanese agency and municipal securities	0.00	—	—	—	0.00
Foreign government, agency and municipal securities	(0.02)	—	—	—	(0.02)
Bank and corporate debt securities and loans for trading purpose	0.40	—	—	—	0.40
Commercial mortgage-backed securities (CMBS)	0.02	—	—	—	0.02
Residential mortgage-backed securities (RMBS)	(0.00)	—	—	—	(0.00)
Mortgage and other mortgage backed securities	(0.07)	—	—	—	(0.07)
Collateralized debt obligations (CDO)	0.03	—	—	—	0.03
Investment trust funds and other	0.01	—	—	—	0.01

Total cash instruments	0.39	—	0.04	(0.01)	0.42

Derivatives, net:
Equity contracts	0.42	—	—	—	0.42
Interest rate contracts(2)	0.07	—	—	—	0.07
Credit contracts	(0.69)	—	—	—	(0.69)
Foreign exchange contracts	0.00	—	—	—	0.00
Commodity contracts	(0.00)	—	—	—	(0.00)
Other contracts	(0.09)	—	—	—	(0.09)

Total derivatives, net	(0.29)	—	—	—	(0.29)

Sub Total	$0.10	$—	$0.04	$(0.01)	$0.13

Loans and receivables	(0.01)	—	—	—	(0.01)
Other assets	—	(0.01)	—	—	(0.01)

Total	$0.09	$(0.01)	$0.04	$(0.01)	$0.11

Liabilities:
Trading liabilities
Bank and corporate debt securities	$(0.00)	$—	$—	$—	$(0.00)

Sub Total	$(0.00)	$—	$—	$—	$(0.00)

Short-term borrowings	0.06	—	—	—	0.06
Payables and deposits	(0.01)	—	—	—	(0.01)
Long-term borrowings	(0.71)	—	—	—	(0.71)

Total	$(0.66)	$—	$—	$—	$(0.66)

(1)	Includes gains and losses included in Revenue—Other and Non-interest expenses—Other in the consolidated statements of operations.
(2)	Includes contracts which have both interest rate and foreign exchange underlyings.

During the year ended March 31, 2010, market conditions have improved but a lack of liquidity persists in certain asset classes which has impacted the observability of certain inputs which are significant to Nomura’s financial instrument valuations. These inputs include certain foreign currency exchange volatilities and certain credit spreads.

As described above, the valuation of Level 3 financial assets and liabilities is dependent on certain significant inputs which cannot be observed in the market. Common characteristics of an inactive market include a low number of transactions of the financial instrument; stale or non-current price quotations; price quotations that vary substantially either over time or among market makers; or little publicly released information. Unobservable inputs include volatility risk and correlation risk for derivative instruments; refinancing periods and recovery rates for credit-related products and loans; and macroeconomic factors affecting the value of collateral for asset-backed securitization products.

If corroborative evidence is not available to value Level 3 financial instruments, fair value may be established using other equivalent products in the market. The level of correlation between the specific Level 3 financial instrument and the available benchmark instrument is considered an unobservable parameter. Other techniques for determining an appropriate value for unobservable parameters may consider information such as consensus pricing data among certain market participants, historical trends, extrapolation from observable market data and other information Nomura would expect market participants to use in valuing similar instruments.

There is a range of fair values for Level 3 financial instruments as a result of the uncertainties described above. The specific valuation for the instrument is based on management’s judgment of prevailing market conditions, in accordance with Nomura’s established valuation policies and procedures. Using reasonably possible alternative assumptions to value Level 3 financial instruments will significantly influence fair values.

As described earlier, Level 3 financial instruments are often hedged by instruments in Level 1 or Level 2 of the fair value hierarchy. For the year ended March 31, 2009, losses of ¥284 billion related to Level 3 assets had a material impact on Nomura’s results, however this impact has been mitigated by gains of ¥251 billion related to Level 3 liabilities and has been further mitigated through Nomura’s management of its liquidity and capital resources. The impact on the financial performance caused by the loss of ¥174 billion ( $1.87 billion) related to Level 3 assets for the year ended March 31, 2010 was significantly mitigated by gains and losses from hedging these financial instruments, and did not have a material impact on Nomura’s liquidity and capital resources management.

In view of the fact that the valuation of these instruments fluctuate in response to a variety of factors, including, but not limited to, general market sentiment, credit, interest rate, foreign exchange and correlation risk, the current values may decrease if the market conditions deteriorate. Conversely, should conditions improve, an increase in value of the Level 3 portfolio would be expected.

Investments in Investment Funds that calculate NAV per share

In the ordinary course of business, Nomura invests in non-consolidated funds which meet the definition of investment companies or are similar in nature and which do not have readily determinable fair values. For certain of these investments, Nomura uses NAV per share as the basis for valuation as a practical expedient. Some of these investments are redeemable at different amounts from NAV per share.

The following table provides information on these investments where NAV per share is calculated or disclosed. Investments are presented by major category relevant to the nature of Nomura’s business and risks.

	Billions of yen		Translation into billions of U.S. dollars
	March 31, 2010
	Fair Value(1)	Unfunded Commitments(2)	Fair Value(1)	Unfunded Commitments(2)	Redemption Frequency (if currently eligible)(3)	Redemption Notice Period(4)
Hedge funds	¥156	¥1	$1.67	$0.01	Weekly/Monthly	1-90 days
Venture capital funds	2	0	0.02	0.00	—	—
Private equity funds	59	24	0.63	0.26	Quarterly	30 days
Real estate funds	12	14	0.13	0.15	—	—

Total	¥229	¥39	$2.45	$0.42

(1)	Fair value generally determined using NAV per share as a practical expedient.
(2)	The contractual amount of any unfunded commitments Nomura is required to make to the entities in which the investment is held.
(3)	The range in frequency with which Nomura can redeem investments.
(4)	The notice period required to be provided before redemption is possible.

Hedge Funds:

This category includes funds of funds that invest in multiple asset classes. Nomura has developed the business of issuing structured notes linked to hedge funds. As a result, most of the risks are transferred as pass- through. The fair values of the investments in this category are estimated using the NAV per share of the investments. Although most of these funds can be redeemed within 6 months, certain funds cannot be redeemed within 6 months due to contractual, liquidity or gating issues. Redemption period cannot be estimated for suspended or liquidating funds which may contain transfer restrictions to third parties.

Venture capital funds:

This category includes primarily start-up funds. The fair values of the investments in this category are estimated using the NAV per share of the investments. Most of these funds cannot be redeemed within 6 months. The redemption period cannot be estimated for suspended or liquidating funds. Some of these funds contain transfer restrictions over transfer to third parties.

Private equity funds:

These funds invest in various sectors in Europe, United States and Japan. The fair values of certain investments in this category are estimated using the NAV per share of the investments. The redemption is restricted for most of these funds. Some of these funds contain transfer restrictions over transfer to third parties.

Real estate funds:

This category includes investments in commercial real estates and others. The fair values of the investments in this category are estimated using the NAV per share of the investments. The redemption is restricted to most of these funds. Some of these funds contain transfer restrictions over transfer to third parties.

Fair value option for financial assets and financial liabilities

Nomura carries certain eligible financial assets and liabilities at fair value through election of the fair value option permitted by ASC 815 “Derivatives and Hedging” (“ASC 815”) and ASC 825. When Nomura elects the fair value option for an eligible item, changes in that item’s fair value are recognized in the consolidated statements of operations. Election of the fair value option is generally irrevocable unless an event that gives rise to a new basis of accounting for that instrument occurs.

The financial assets and financial liabilities primarily elected for the fair value option by Nomura, and the reasons for the election, are as follows:

•

Loans which are risk managed on a fair value basis. Nomura elects the fair value option to mitigate volatility in the consolidated statements of operations caused by the difference in measurement basis that otherwise would arise between loans and the derivatives used to risk manage those instruments.

•

Equity method investments held for capital appreciation or current income purposes, which Nomura generally has an intention to exit as opposed to hold indefinitely. Nomura elects the fair value option to more appropriately represent the purpose of these investments in these consolidated financial statements.

•

Financial liabilities recognized in transactions which are accounted for as secured financing transactions under ASC 860. Nomura elects the fair value option for these financial liabilities to mitigate volatility in the consolidated statements of operations that otherwise would arise had this election not been made. Even though Nomura usually has little or no continuing economic exposure to the transferred financial assets, they remain on the consolidated balance sheets and continue to be carried at fair value, with changes in fair value recognized through the consolidated statements of operations; and

•

All structured notes issued on or after April 1, 2008. Nomura elects the fair value option for those structured notes primarily to mitigate the volatility in the consolidated statements of operations caused by differences in the measurement basis for structured notes and the derivatives Nomura uses to risk manage those positions. Nomura also elects the fair value option for certain notes issued by consolidated variable interest entities for the same purposes and for certain structured notes issued prior to April 1, 2008.

Interest and dividends arising from financial instruments for which the fair value option has been elected are recognized within Revenue—Net gain (loss) on trading if they are a part of profit or loss from the change in market value, otherwise they are accounted for as Interest revenue or Interest expense.

The following table presents gains (losses) due to changes in fair value for financial instruments measured at fair value using the fair value option for the years ended March 31, 2009 and 2010, respectively.

	Billions of yen		Translation into billions of U.S. dollars
	Year ended March 31, 2009	Year ended March 31, 2010
	Net gain (loss) on trading
Assets:
Trading assets and private equity investments(1)
Trading assets	¥(2)	¥(1)	$(0.01)
Private equity	(0)	(0)	(0.00)
Loans and receivables	(0)	8	0.09

Total	¥(2)	¥7	$0.08

Liabilities:
Short-term borrowings(2)	¥7	¥(3)	$(0.03)
Long-term borrowings(2)(3)	259	(147)	(1.57)

Total	¥266	¥(150)	$(1.60)

(1)	Includes equity investments that would have been accounted for under the equity method had Nomura not chosen to apply the fair value option.
(2)	Includes structured notes and other financial liabilities for which Nomura elected the fair value option.
(3)	Includes liabilities recognized from secured financing transactions arising from transfers of financial assets which did not meet the criteria for sales accounting.

Nomura elected to apply the fair value option for its 45.5% investment in the common stock of Ashikaga Holdings Co., Ltd. (“Ashikaga Holdings”). This investment is reported within Trading assets and private equity investments—Private equity investments in the consolidated balance sheets. Ashikaga Holdings recognized a total revenue of ¥83 billion, total expense of ¥110 billion and a net loss of ¥7 billion for the year ended March 31, 2009. As of March 31, 2009, its total assets and total liabilities were ¥4,921 billion and ¥4,726 billion, respectively, determined in accordance with accounting principles generally accepted in Japan.

Ashikaga Holdings recognized a total revenue of ¥118 billion ( $1.26 billion), total expense of ¥93 billion ( $1.00 billion) and a net gain of ¥25 billion ( $0.27 billion) for the year ended March 31, 2010. As of March 31, 2010, its total assets and total liabilities were ¥4,990 billion ( $53.43 billion) and ¥4,755 billion ( $50.91 billion), respectively, determined in accordance with accounting principles generally accepted in Japan.

Nomura calculates the impact of changes in its own creditworthiness on certain financial liabilities for which the fair value option is elected by discounting future cash flows at a rate which incorporates observable changes in its credit spread. Gains from changes in the fair value of the financial liabilities for which the fair value option was elected, attributable to the change in Nomura’s creditworthiness were ¥73 billion for the year ended March 31, 2009, mainly because of the widening of Nomura’s credit spread. Losses from changes in the fair value of the financial liabilities for which the fair value option was elected, attributable to the change in its creditworthiness, were ¥64 billion ( $0.69 billion) for the year ended March 31, 2010, mainly because of the tightening of Nomura’s credit spread.

There was no significant impact on financial assets for which the fair value option was elected attributable to instrument-specific credit risk.

As of March 31, 2009, the fair value of the aggregate unpaid principal balance (which is contractually principally protected) of loans and receivables for which the fair value option was elected was ¥1 billion more than the principal balance of such loans and receivables. The fair value of the aggregate unpaid principal balance (which is contractually principally protected) of long-term borrowings for which the fair value option was elected was ¥14 billion less than the principal balance of such long-term borrowings. There were no loans and receivables for which the fair value option was elected that were 90 days or more past due. As of March 31, 2010, the fair value of the aggregate unpaid principal balance (which is contractually principally protected) of loans and receivables for which the fair value option was elected was ¥1 billion ( $0.01 billion) more than the principal balance of such loans and receivables. The fair value of the aggregate unpaid principal balance (which is contractually principally protected) of long-term borrowings for which the fair value option was elected was ¥6 billion ( $0.06 billion) less than the principal balance of such long-term borrowings. There were no loans and receivables for which the fair value option was elected that were 90 days or more past due.

Assets and liabilities carried at fair value on a nonrecurring basis—

In addition to the financial instruments carried at fair value on a recurring basis, which are described above, Nomura also carries other assets and liabilities at fair value on a nonrecurring basis, where the primary measurement basis is not fair value. Fair value is only used in specific circumstances such as to measure impairment.

For the year ended March 31, 2009, Nomura recognized impairment losses of ¥100 billion within Non-interest expenses—Other in the consolidated statements of operations for the impairment of certain listed equity method investments due to an other-than-temporary decline in value. The carrying amount of these investments, which are reported within Other assets—Investments in and advances to affiliated companies in the consolidated balance sheets, were written down to their fair value of ¥37 billion. For the year ended March 31, 2010, Nomura recognized impairment losses of ¥3 billion ( $0.03 billion) within Non-interest expenses—Other in the consolidated statements of operations against certain listed equity method investees as the impairment was recognized due to an other-than-temporary decline in value. The carrying amount of these investments, which is included within Other assets—Investments in and advances to affiliated companies in the consolidated balance sheets, was written down to their fair value of ¥2 billion ( $0.02 billion). Fair value was determined in accordance with ASC 820 using unadjusted quoted market prices. Consequently, these nonrecurring fair value measurements have been determined using inputs which would be classified as Level 1 in the fair value hierarchy.

Trading activities—

Nomura’s trading activities consist primarily of securities brokerage, trading, and underwriting; derivatives dealing and brokerage; and securities financing transactions. Trading assets and trading liabilities consist of cash instruments (such as securities) and derivative instruments used for trading purposes or for hedging other trading assets or liabilities.

Net gain (loss) on trading

While trading activities are primarily generated by client order flow, Nomura also takes proprietary positions in interest rate, debt and equity instruments. Revenues from trading include realized and unrealized gains and losses arising from trading as principal. Revenues also include realized and unrealized gains and losses on debt and equity securities and derivatives utilized in arbitrage strategies for Nomura’s own account. The following table of net trading gains and losses by business unit has been prepared in order to present Nomura’s net trading gains and losses in a format which reflects the manner in which Nomura manages its businesses.

	Millions of yen			Translation into millions of U.S. dollars
	Year ended March 31
	2008	2009	2010	2010
Merchant Banking	¥(4,969)	¥(2,660)	¥6,028	$65
Equity trading- trading primarily in stocks, convertible bonds, stock subscription warrants, and related derivatives	136,955	(38,660)	196,252	2,101
Fixed income trading- trading primarily in government securities, corporate debt securities, related derivatives, and foreign exchange in connection with Nomura’s securities business	(70,266)	(87,019)	215,144	2,303

	¥61,720	¥(128,339)	¥417,424	$4,469

Estimated Fair Value

Financial assets which are carried at contractual amounts that approximate fair value include Cash and cash equivalents, Time deposits, Deposits with stock exchanges and other segregated cash, Receivables from customers, Receivables from other than customers, Securities purchased under agreements to resell, and Securities borrowed. Financial liabilities which are carried at contractual amounts that approximate fair value include Short-term borrowings, Payables to customers, Payables to other than customers, Deposits received at banks, Securities sold under agreements to repurchase, Securities loaned and Other secured borrowings. These financial instruments mature principally within one year and bear interest at rates that approximate market rates.

Loans receivable

Loans receivable are carried at cost adjusted for deferred fees or costs on originated loans, unamortized premiums or discounts on purchased loans less applicable allowances for loan losses, unless the fair value option is elected and they are held at fair value. The fair value of loans receivable is estimated based on loan characteristics. Where quoted market prices are available, such market prices were utilized to estimate fair value.

The following table presents carrying values and fair values or approximate fair values of loans receivable. Carrying values are shown after deducting allowances for doubtful accounts.

	Billions of yen				Translation into billions of U.S. dollars
	March 31
	2009		2010		2010
	Carrying value	Fair value	Carrying value	Fair value	Carrying value	Fair value
Loans receivable	¥516	¥507	¥1,306	¥1,299	$13.98	$13.91

Long-term borrowings

For long-term borrowings, certain hybrid financial instruments including structured notes are carried at fair value under the fair value option. Except for those instruments, long-term borrowings are carried at historical amounts unless such borrowings are designated as the hedged item in a fair value hedge. The fair value of long-term borrowings is estimated using quoted market prices where available or by discounting future cash flows.

The following table presents carrying values and fair values or approximate fair values of long-term borrowings.

	Billions of yen				Translation into billions of U.S. dollars
	March 31
	2009		2010		2010
	Carrying value	Fair value	Carrying value	Fair value	Carrying value	Fair value
Long-term borrowings	¥5,483	¥5,196	¥7,199	¥6,984	$77.08	$74.78

Derivative instruments and hedging activities:	12 Months Ended
Mar. 31, 2010
Derivative instruments and hedging activities:

4. Derivative instruments and hedging activities:

Derivatives used for trading purposes

In the normal course of business, Nomura enters into transactions involving derivative financial instruments to meet customer needs, for its trading activities, and to reduce its own exposure to loss due to adverse fluctuations in interest rates, currency exchange rates and market prices of securities. These financial instruments include contractual agreements such as commitments to swap interest payment streams, exchange currencies or purchase or sell securities and other financial instruments on specific terms at specific future dates.

Nomura also enters into various derivative financial instrument transactions including forwards, futures, option and swap contracts involving securities, foreign currency, interest rate and other capital market instruments as part of its normal trading activities and for market risk management of certain non-trading assets and liabilities.

Nomura maintains active trading positions in a variety of derivative financial instruments. Most of Nomura’s trading activities are customer oriented. Nomura utilizes a variety of derivative financial instruments as a means of bridging customers’ specific financial needs and investors’ demands in the securities markets. Nomura also actively trades securities and various derivatives in order to assist its customers in adjusting their risk profiles as markets change. In performing these activities, Nomura carries an inventory of capital markets instruments and maintains its access to market liquidity by quoting bid and offer prices to and trading with other market makers. These activities are essential to provide customers with securities and other capital markets products at competitive prices.

Forward and futures contracts are commitments to either purchase or sell securities, foreign currency or capital market instruments at a specific future date for a specified price and may be settled in cash or through delivery. Foreign exchange contracts include spot and forward contracts and involve the exchange of two currencies at a rate agreed to by the contracting parties. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in market prices. Futures contracts are conducted through regulated exchanges which clear and guarantee performance of counterparties. Accordingly, credit risk associated with futures contracts is considered minimal. In contrast, forward contracts are generally negotiated between two counterparties and, therefore, are subject to the performance of the related counterparties.

Options are contracts that grant the purchaser, for a premium payment, the right to either purchase or sell a financial instrument at a specified price within a specified period of time or on a specified date from or to the writer of the option. The writer of options receives premiums and bears the risk of unfavorable changes in the market price of the financial instruments underlying the options.

Swaps are contractual agreements in which two counterparties agree to exchange certain cash flows, at specified future dates, based on an agreed contract. Certain agreements may result in combined interest rate and foreign currency exposures. Entering into swap agreements may involve the risk of credit loss in the event of the counterparties’ default.

To the extent these derivative financial instruments are economically hedging financial instruments or securities positions of Nomura, the overall risk of loss may be fully or partly mitigated by the hedged position.

Nomura seeks to minimize its exposure to market risk arising from its use of these derivative financial instruments through various control policies and procedures, including position limits, monitoring procedures and hedging strategies whereby Nomura enters into offsetting or other positions in a variety of financial instruments. Credit risk associated with these financial instruments is controlled by Nomura through credit approvals, limits and monitoring procedures. To reduce default risk, Nomura requires collateral, principally cash collateral and government securities, for certain derivative transactions. From an economic standpoint, Nomura evaluates default risk exposure net of related collateral. Furthermore, Nomura generally enters into International Swaps and Derivatives Association, Inc. master agreements or their equivalents (“master netting agreements”) with each of its counterparties. Master netting agreements provide a right of offset in the event of bankruptcy and mitigate the credit risk exposure from these transactions. In some cases, they enable unrealized gains and losses arising from Nomura’s dealings in over-the-counter derivatives to be presented on a net-by-counterparty basis and on a net-by-cash collateral basis in accordance with ASC 210-20.

Nomura offset ¥680 billion of cash collateral receivables against net derivative liabilities and ¥923 billion of cash collateral payables against net derivative assets as of March 31, 2009. Nomura offset ¥640 billion ( $6.85 billion) of cash collateral receivables against net derivative liabilities and ¥649 billion ( $6.95 billion) of cash collateral payables against net derivative assets as of March 31, 2010.

Derivatives used for non-trading purposes

Nomura’s principal objective in using derivatives for purposes other than trading is market risk management for certain non-trading liabilities such as issued debt.

Nomura issues Japanese yen and foreign currency denominated debt with both fixed and floating interest rates. Nomura generally enters into swap agreements to convert fixed rate interest payments on its debt obligations to floating rate. The maturity structure of the swaps corresponds with the maturity of the debt obligations being hedged. Credit risk associated with derivatives utilized for non-trading purposes is controlled and managed in the same way as credit risk associated with derivatives utilized for trading purposes.

Concentrations of credit risk for derivatives

The following table presents Nomura’s significant concentration of exposures to credit risk on OTC derivatives for financial institutions. The gross fair value of derivative assets represents the maximum amount of loss due to credit risk that Nomura would incur if the counterparties of Nomura failed to perform in accordance with the terms of the instruments and any collateral or other security Nomura held in relation to those instruments proved to be of no value.

	Billions of yen
	March 31, 2009
	Gross Fair Value of derivative assets	Impact of Master Netting Arrangements	Impact of Collateral	Net Exposure to Credit Risk
Financial institutions	¥13,511	¥(11,962)	¥(887)	¥662

	Billions of yen
	March 31, 2010
	Gross Fair Value of derivative assets	Impact of Master Netting Arrangements	Impact of Collateral	Net Exposure to Credit Risk
Financial institutions	¥12,340	¥(11,353)	¥(594)	¥393

	Translation into billions of U.S. dollars
	March 31, 2010
	Gross Fair Value of derivative assets	Impact of Master Netting Arrangements	Impact of Collateral	Net Exposure of Credit Risk
Financial institutions	$132.12	$(121.56)	$(6.36)	$4.20

Derivative activities

Derivatives used for trading purposes are reported in the consolidated balance sheets within Trading assets or Trading liabilities, depending on whether the derivative has a positive or negative fair value, respectively. Embedded derivatives bifurcated from an underlying host debt instrument are reported in Short-term borrowings and Long-term borrowings depending on the maturity of the underlying host contract. Derivatives used for non-trading purposes, namely those designated as hedging instruments, are reported in Trading assets and Trading liabilities depending on whether the derivative has a positive or negative fair value, respectively.

The following table quantifies the volume of Nomura’s derivative activity, through a disclosure of notional amounts, in comparison with the fair value of those derivatives. All amounts are disclosed on a gross basis, prior to counterparty netting of derivative assets and liabilities and cash collateral netting against net derivatives.

	Billions of yen
	March 31, 2009
	Derivative Assets		Derivative Liabilities
	Notional	Fair Value	Notional(1)	Fair Value(1)
Derivatives used for trading purposes:
Equity contracts	¥8,286	¥878	¥8,963	¥860
Interest rate contracts(2)	186,151	11,195	192,117	10,421
Credit contracts	49,587	5,512	49,409	5,137
Foreign exchange contracts	28,799	270	15,193	405
Commodity contracts	70	23	68	23
Other contracts	904	32	794	30

Total	¥273,797	¥17,910	¥266,544	¥16,876

Derivatives designated as hedging instruments(3):
Interest rate contracts	¥646	¥18	¥94	¥1

Total	¥646	¥18	¥94	¥1

	Billions of yen
	March 31, 2010
	Derivative Assets		Derivative Liabilities
	Notional	Fair Value	Notional(1)	Fair Value(1)
Derivatives used for trading purposes:
Equity contracts	¥19,051	¥1,572	¥18,391	¥1,681
Interest rate contracts(2)	343,809	11,765	337,263	11,385
Credit contracts	33,531	2,087	35,816	1,984
Foreign exchange contracts	65,370	715	63,090	780
Commodity contracts	387	32	338	32
Other contracts	24,362	188	22,600	267

Total	¥486,510	¥16,359	¥477,498	¥16,129

Derivatives designated as hedging instruments:
Interest rate contracts	¥1,030	¥27	¥472	¥3

Total	¥1,030	¥27	¥472	¥3

	Translation into billions of U.S. dollars
	March 31, 2010
	Derivative Assets		Derivative Liabilities
	Notional	Fair Value	Notional(1)	Fair Value(1)
Derivatives used for trading purposes:
Equity contracts	$203.97	$16.83	$196.90	$18.00
Interest rate contracts(2)	3,681.05	125.96	3,610.97	121.88
Credit contracts	359.00	22.35	383.46	21.25
Foreign exchange contracts	699.89	7.66	675.48	8.35
Commodity contracts	4.14	0.34	3.62	0.34
Other contracts	260.83	2.01	241.97	2.86

Total	$5,208.88	$175.15	$5,112.40	$172.68

Derivatives designated as hedging instruments:
Interest rate contracts	$11.03	$0.29	$5.05	$0.03

Total	$11.03	$0.29	$5.05	$0.03

(1)	Includes the amount of embedded derivatives bifurcated in accordance with ASC 815.
(2)	Includes contracts which have both interest rate and foreign exchange underlyings.
(3)	Derivative designated as hedging instruments are reported in Other assets-Other and Other liabilities depending on whether the derivative has positive or negative fair value, respectively.

The following table discloses amounts included in the consolidated statements of operations related to derivatives. Nomura adopted the guidance included in ASC 815 from the quarter ended March 31, 2009.

Billions of yen
Three months ended March 31, 2009
Net gain (loss) on trading
Derivative used for trading purposes(1):
Equity contracts	¥15
Interest rate contracts(2)	86
Credit contracts	41
Foreign exchange contracts	(175)
Commodity contracts	0
Other contracts	(3)

Total	¥(36)

	Billions of yen	Translation into billions of U.S. dollars
	Year ended March 31, 2010
	Net gain (loss) on trading
Derivatives used for trading purposes(1):
Equity contracts	¥326	$3.51
Interest rate contracts(2)	254	2.71
Credit contracts	(307)	(3.29)
Foreign exchange contracts	124	1.32
Commodity contracts	(1)	(0.01)
Other contracts	17	0.18

Total	¥413	$4.42

(1)	Includes net gain and (loss) on embedded derivatives.
(2)	Includes contracts which have both interest rate and foreign exchange underlyings.

Billions of yen
Three months ended March 31, 2009
Interest revenue / Interest expense
Derivatives designated as hedging instruments:
Interest rate contracts	¥2

Total	¥2

Hedged items:
Long-term borrowings	¥(2)

Total	¥(2)

	Billions of yen	Translation into billions of U.S. dollars
	Year ended March 31, 2010
	Interest revenue / Interest expense
Derivatives designated as hedging instruments:
Interest rate contracts	¥14	$0.15

Total	¥14	$0.15

Hedged items:
Long-term borrowings	¥(14)	$(0.15)

Total	¥(14)	$(0.15)

Derivatives containing credit-risk-related contingent features

Nomura enters into certain OTC derivatives and other agreements containing credit-risk-related contingent features. These features would require Nomura to post additional collateral or settle the instrument upon occurrence of a credit event, the most common of which would be a downgrade in the Company’s long-term credit rating.

The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a liability position on March 31, 2009, was ¥1,578 billion with related collateral pledged at that date of ¥629 billion. In the event of a one-notch downgrade to Nomura’s long-term credit rating, the aggregate fair value of assets that would have been required to be posted as additional collateral or that would have been needed to settle the instruments immediately was ¥13 billion. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a liability position on March 31, 2010, was ¥1,559 billion ( $16.69 billion) with related collateral pledged at that date of ¥848 billion ( $9.08 billion). In the event of a one-notch downgrade to Nomura’s long-term credit rating, the aggregate fair value of assets that would have been required to be posted as additional collateral or that would have been needed to settle the instruments immediately was ¥29 billion ( $0.31 billion).

Credit derivatives:

Credit derivatives are derivative instruments in which one or more of their underlyings are related to the credit risk of a specified entity (or group of entities) or an index based on the credit risk of a group of entities and that expose the seller to potential loss from credit risk related events specified in the contract.

Written credit derivatives are instruments or embedded features where Nomura assumes third party credit risk, either as guarantor in a guarantee-type contract, or as the party that provides credit protection in an option-type contract, credit default swap, or any other credit derivative contract.

Nomura enters into credit derivatives as part of its normal trading activities as both purchaser and seller for credit risk mitigation, proprietary trading positions and for client transactions.

The most significant type of credit derivatives used by Nomura are single-name credit default swaps where settlement of the derivative is based on the credit risk of a single third party. Nomura also writes credit derivatives linked to the performance of a credit default index and issues other credit-risk related portfolio products.

Nomura would have to perform under a credit derivative contract if a credit event as defined in the respective contract occurs. Typical credit events include bankruptcy, failure to pay and restructuring of obligations of the referenced security.

Credit derivative contracts written by Nomura are either cash or physically settled. In cash-settled instruments, once payment is made upon an event of a default, the contract usually terminates with no further payments due. Nomura generally has no right to assume the reference assets of the counterparty in exchange for payment, nor does Nomura usually have any direct recourse to the actual issuers of the reference assets to recover the amount paid. In physically-settled contracts, upon a default event, Nomura takes delivery of the reference asset in return for payment of the full notional of the contract.

Nomura actively monitors and manages its credit derivative exposures. Where protection is sold, risks may be mitigated through purchasing credit protection from other third parties either on identical underlying reference assets or on underlying reference assets with the same issuer which would be expected to behave in a correlated fashion. The most common form of recourse provision to enable Nomura to recover from third parties any amounts paid under a written credit derivative is therefore not through the derivative itself but rather through the separate purchase of credit derivatives with identical or correlated underlyings.

Nomura quantifies the value of these purchased contracts in the following tables in the column titled “Purchased Credit Protection”. These amounts represent purchased credit protection with identical underlyings to the written credit derivative contracts which act as a hedge against Nomura’s exposure. To the extent Nomura is required to pay out under the written credit derivative, a similar amount would generally become due to us under the purchased hedge.

Credit derivatives have a stated notional amount which represents the maximum payment Nomura may be required to make under the contract. However, this is generally not a true representation of the amount Nomura will actually pay as in addition to purchased credit protection, other risk mitigating factors reduce the likelihood and amount of any payment, including:

The probability of default: Nomura values credit derivatives taking into account the probability that the underlying reference asset will default and that Nomura will be required to make payments under the contract. Based on historical experience and Nomura’s assessment of the market, Nomura believes that the probability that all reference assets on which Nomura provides protection will default in a single period is remote. The disclosed notional amount, therefore, significantly overstates Nomura’s true exposure on these contracts.

The recovery value on the underlying asset: In the case of a default, Nomura’s liability on the contract is limited to the difference between the notional amount and the recovery value of the underlying reference asset. While the recovery value on a defaulted asset may be minimal, this does reduce amounts paid on these contracts.

Nomura holds assets as collateral in relation to written credit derivatives. However, these amounts do not enable Nomura to recover any amounts paid under the credit derivative but rather mitigate the risk of economic loss arising from a counterparty defaulting against amounts due to Nomura under the contract. Collateral requirements are determined on a counterparty level rather than individual contract, and also generally cover all types of derivative contracts rather than just credit derivatives.

The following tables present information about Nomura’s written credit derivatives and purchased credit protection with identical underlyings as of March 31, 2009 and 2010, respectively.

	Billions of yen
	March 31, 2009
		Maximum Potential Payout/Notional					Notional
			Years to Maturity				Purchased Credit Protection
	Carrying value (Asset) / liability(1)	Total	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Single-name credit default swaps	¥1,014	¥9,711	¥938	¥2,282	¥5,337	¥1,154	¥9,067
Credit default indices	2,962	32,963	628	8,808	17,795	5,732	32,919
Other credit-risk related portfolio products	1,044	5,178	45	921	2,561	1,651	4,915
Credit-risk related options and swaptions	2	8	—	8	—	—	8

Total	¥5,022	¥47,860	¥1,611	¥12,019	¥25,693	¥8,537	¥46,909

	Billions of yen
	March 31, 2010
		Maximum Potential Payout/Notional					Notional
			Years to Maturity				Purchased Credit Protection
	Carrying value (Asset) / liability(1)	Total	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Single-name credit default swaps	¥(377)	¥14,659	¥104	¥3,249	¥5,741	¥5,565	¥12,988
Credit default indices	174	13,319	51	1,801	4,693	6,774	11,837
Other credit-risk related portfolio products	135	3,874	—	566	1,856	1,452	2,208
Credit-risk related options and swaptions	0	7	—	5	—	2	5

Total	¥(68)	¥31,859	¥155	¥5,621	¥12,290	¥13,793	¥27,038

	Translation into billions of U.S. dollars
	March 31, 2010
		Maximum Potential Payout/Notional					Notional
			Years to Maturity				Purchased Credit Protection
	Carrying value (Asset) / liability(1)	Total	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Single-name credit default swaps	$(4.03)	$156.96	$1.12	$34.78	$61.48	$59.58	$139.07
Credit default indices	1.86	142.61	0.54	19.29	50.24	72.54	126.73
Other credit-risk related portfolio products	1.44	41.47	—	6.06	19.87	15.54	23.64
Credit-risk related options and swaptions	0.00	0.07	—	0.05	—	0.02	0.05

Total	$(0.73)	$341.11	$1.66	$60.18	$131.59	$147.68	$289.49

(1)	Carrying value amounts are shown on a gross basis prior to cash collateral or counterparty netting.

The following tables present information about Nomura’s written credit derivatives by external credit rating of the underlying asset. Ratings are based on Standard & Poor’s (“S&P”), or if not rated by S&P, based on Moody’s Investors Service. If ratings from either of these agencies are not available, the ratings are based on Fitch Ratings Ltd. or Japan Credit Rating Agency, Ltd. For credit default indices, the rating is determined by taking the weighted average of the external credit ratings given for each of the underlying reference entities comprising the portfolio or index.

	Billions of yen
	March 31, 2009
	Maximum Potential Payout/Notional
	AAA	AA	A	BBB	BB	Other(1)	Total
Single-name credit default swaps	¥227	¥591	¥2,619	¥3,537	¥1,540	¥1,197	¥9,711
Credit default indices	471	557	16,069	11,979	735	3,152	32,963
Other credit-risk related portfolio products	—	—	—	—	—	5,178	5,178
Credit-risk related options and swaptions	—	—	—	—	—	8	8

Total	¥698	¥1,148	¥18,688	¥15,516	¥2,275	¥9,535	¥47,860

	Billions of yen
	March 31, 2010
	Maximum Potential Payout/Notional
	AAA	AA	A	BBB	BB	Other(1)	Total
Single-name credit default swaps	¥668	¥922	¥4,469	¥4,912	¥2,201	¥1,487	¥14,659
Credit default indices	967	351	5,998	3,987	350	1,666	13,319
Other credit-risk related portfolio products	23	—	—	—	—	3,851	3,874
Credit-risk related options and swaptions	—	—	—	2	—	5	7

Total	¥1,658	¥1,273	¥10,467	¥8,901	¥2,551	¥7,009	¥31,859

	Translation into billions of U.S. dollars
	March 31, 2010
	Maximum Potential Payout/Notional
	AAA	AA	A	BBB	BB	Other(1)	Total
Single-name credit default swaps	$7.15	$9.87	$47.85	$52.59	$23.56	$15.94	$156.96
Credit default indices	10.36	3.76	64.21	42.69	3.75	17.84	142.61
Other credit-risk related portfolio products	0.25	—	—	—	—	41.22	41.47
Credit-risk related options and swaptions	—	—	—	0.02	—	0.05	0.07

Total	$17.76	$13.63	$112.06	$95.30	$27.31	$75.05	$341.11

(1)	“Other” includes credit derivatives where the credit rating of the underlying reference asset is below investment grade or where a rating is unavailable.

Private equity business:	12 Months Ended
Mar. 31, 2010
Private equity business:

5. Private equity business:

Nomura makes private equity investments primarily in Japan and Europe.

As of April 1, 2007 Nomura adopted ASC 946 and as a result, private equity investments made by certain entities which Nomura consolidates under either a voting interest or variable interest model which are investment companies pursuant to the provisions of ASC 946 (“investment company subsidiaries”) are now accounted for at fair value, with changes in fair value recognized through the consolidated statements of operations. Investment company accounting applied by each of these investment company subsidiaries is retained in these consolidated financial statements.

These entities make private equity investments solely for capital appreciation, current income or both rather than to generate strategic operating benefits to Nomura. In accordance with Nomura investment policies, non-investment companies within the group may not make investments in entities engaged in non-core businesses if such investments would result in consolidation or application of the equity method of accounting. Such investments may generally only be made by investment company subsidiaries. Non-core businesses are defined as those engaged in activities other than Nomura’s business segments.

Nomura also has a subsidiary which is not an investment company but which makes investments in entities engaged in Nomura’s core businesses. These investments are made for capital appreciation or current income purposes or both and are also carried at fair value, either because fair value is carried by election of the fair value option or other U.S. GAAP requirements.

Private equity business in Japan

Nomura has an established private equity business in Japan, which is operated primarily through a wholly-owned subsidiary, NPF.

Since its inception in 2000, NPF has made investments in 21 entities and exited from 16 of these investments (including partial sales). The fair value of its investment portfolio is ¥98,998 million and ¥104,962 million ( $1,124 million) as of March 31, 2009 and 2010, respectively.

NPF is an investment company subsidiary pursuant to the provisions of ASC 946 and therefore carries all of its investments at fair value, with changes in fair value recognized through the consolidated statements of operations from the adoption date of ASC 946 on April 1, 2007.

Nomura also makes private equity investments through another wholly-owned subsidiary, Nomura Financial Partners Co., Ltd. (“NFP”). NFP is not an investment company subsidiary as it invests in the entities engaged in Nomura’s core business. Nomura elected the fair value option to account for its 45.5% investment in the common stock of Ashikaga Holdings.

Private equity business in Europe

In Europe, Nomura’s private equity investments primarily comprise legacy investments made by its former Principal Finance Group (“PFG”) now managed by Terra Firma (collectively referred to as the “Terra Firma Investments”), investments in other funds managed by Terra Firma (“Other Terra Firma Funds”) and through other investment company subsidiaries (“Other Investments”).

Terra Firma Investments

Following a review to determine the optimum structure for Nomura’s European private equity business, on March 27, 2002, Nomura restructured its PFG and, as a result, contributed its investments in certain of its remaining investee companies to Terra Firma Capital Partners I (“TFCP I”), a limited partnership which is engaged in the private equity business, in exchange for a limited partnership interest. Terra Firma Investments (GP) Limited, the general partner of TFCP I, which is independent of Nomura, assumed the management and control of these investments, together with one other PFG investment, Annington Holdings plc, which due to contractual restrictions was not transferred to the partnership.

With effect from March 27, 2002, Nomura ceased consolidating the Terra Firma Investments and accounted for those investments at fair value in accordance with ASC 946.

The Terra Firma Investments are held by entities which are investment company subsidiaries and therefore Nomura continues to account for these investments at fair value, with changes in fair value recognized through the consolidated statements of operations.

The fair value of the Terra Firma Investments was ¥89,762 million and ¥98,683 million ( $1,057 million) as of March 31, 2009 and 2010, respectively.

Other Terra Firma Funds

In addition to the Terra Firma Investments, Nomura is a 10% investor in a ¥242 billion ( $2.59 billion) private equity fund (“TFCP II”) and a 2% investor in a ¥646 billion ( $6.91 billion) private equity fund (“TFCP III”), also raised and managed by Terra Firma Capital Partners Limited.

Nomura’s total commitment for TFCP II was originally ¥24,227 million ( $259 million) and reduced to ¥5,033 million ( $54 million) as a result of adjustments for recyclable distributions. As of March 31, 2010, ¥4,505 million ( $48 million) had been drawn down for investments.

For TFCP III, Nomura’s total commitment is ¥12,492 million ( $134 million) and ¥7,413 million ( $79 million) had been drawn down for investments as of March 31, 2010.

The investments in TFCP II and TFCP III are carried at fair value, with changes in fair value recognized through the consolidated statements of operations.

Other Investments

Nomura also makes private equity investments in Europe through wholly-owned subsidiaries and other consolidated entities which have third party pooling of funds. Certain of these entities are investment company subsidiaries and therefore all of their investments are carried at fair value, with changes in fair value recognized through the consolidated statements of operations.

Investment company accounting	12 Months Ended
Mar. 31, 2010
Investment company accounting

6. Investment company accounting

Certain entities, including NPF, are investment companies and therefore carry all of their investments at fair value, with changes in fair value recognized through the consolidated statements of operations.

The following table summarizes the aggregate fair value and the cost of investments held by all investment company subsidiaries within the Nomura group and for which investment company accounting has been retained in these consolidated financial statements.

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2009	2010	2010
Closing cost(1)	¥260,920	¥249,609	$2,672
Gross unrealized appreciation	90,760	104,056	1,114
Gross unrealized depreciation	(97,987)	(86,497)	(926)

Closing fair value	¥253,693	¥267,168	$2,860

(1)	Cost is defined as the historical cost of each investment (i.e. purchase price) as adjusted for subsequent additional investment.

The following table summarizes the performance of the investments held by investment company subsidiaries during the period:

	Millions of yen			Translation into millions of U.S. dollars
	March 31
	2008	2009	2010	2010
Opening fair value	¥487,059	¥306,354	¥253,693	$2,716
Purchase / (sales) of investees during the period(1)	(250,067)	36,414	(5,004)	(54)
Realized gains / (losses) during the period(2)	76,082	49,493	(2,212)	(24)
Change in unrealized gains / (losses) during the period	(6,720)	(138,568)	20,691	222

Closing fair value	¥306,354	¥253,693	¥267,168	$2,860

(1)	Acquisition cost of new investees and additional investments or sales proceeds of investees disposed of during the period.
(2)	Realized gains and losses are calculated as the difference between sales proceeds and the adjusted historical cost of the investment.

Collateralized transactions:	12 Months Ended
Mar. 31, 2010
Collateralized transactions:

7. Collateralized transactions:

Nomura enters into collateralized transactions, including resale and repurchase agreements, securities borrowed and loaned transactions, and other secured borrowings mainly to meet customers’ needs, finance trading inventory positions and obtain securities for settlements. Under these transactions, Nomura either receives or provides collateral, including Japanese government, agency, mortgage-backed, bank and corporate debt securities, non-Japanese government securities and equities. In many cases, Nomura is permitted to use the securities received to secure repurchase agreements, enter into securities lending transactions or to cover short positions with counterparties.

The fair value of securities received as collateral, securities borrowed with collateral and securities borrowed without collateral which Nomura is permitted to sell or repledge and the portion that has been sold or repledged are as follows:

	Billions of yen		Translation into billions of U.S. dollars
	March 31
	2009	2010	2010
The fair value of securities received as collateral, securities borrowed with collateral and securities borrowed without collateral where Nomura is permitted to sell or repledge the securities	¥10,742	¥22,378	$240
The portion of the above that has been sold (included in Trading liabilities on the consolidated balance sheets) or repledged	8,631	19,640	210

Nomura pledges firm-owned securities to collateralize repurchase agreements and other secured financings. Pledged securities that can be sold or repledged by the secured party, including Gensaki Repo transactions, are disclosed in parentheses as Securities pledged as collateral in Trading assets on the consolidated balance sheets as of March 31, 2009 and 2010, respectively. Assets owned, which have been pledged as collateral, primarily to stock exchanges and clearing organizations, without allowing the secured party the right to sell or repledge them, are summarized in the tables below:

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2009	2010	2010
Trading assets:
Equities and convertible securities	¥78,432	¥7,623	$82
Government and government agency securities	495,043	2,144,648	22,962
Bank and corporate debt securities	312,729	169,251	1,812
Commercial mortgage-backed securities (CMBS)	—	26,072	279
Residential mortgage-backed securities (RMBS)	—	704,016	7,538
Mortgage and mortgage-backed securities	—	32,740	350
Collateralized debt obligation (CDO)	—	16,522	177
Investment trust funds and other	52	6,048	65

	¥886,256	¥3,106,920	$33,265

Non-trading debt securities	¥108,700	¥98,860	$1,058
Investments in and advance to affiliated companies	¥35,682	¥35,933	$385

Assets subject to lien, except for those disclosed above, are as follows:

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2009	2010	2010
Loans and receivables	¥7,408	¥389	$4
Trading assets	3,145,982	2,275,746	24,366
Office buildings, land, equipment and facilities	51,153	24,947	267
Non-trading debt securities	55,244	143,029	1,531
Other	—	12,738	137

	¥3,259,787	¥2,456,849	$26,305

Assets in the above tables were primarily pledged for other secured borrowings and secured borrowings including secured financing transactions that are accounted for as financing rather than sales, and derivative transactions. See Note 12, “Borrowings”, for further information regarding trading balances of secured borrowings.

Securitization and Variable Interest Entities (VIEs):	12 Months Ended
Mar. 31, 2010
Securitization and Variable Interest Entities (VIEs):

8. Securitization and Variable Interest Entities (VIEs):

Securitization

Nomura utilizes special purpose entities (“SPEs”), to securitize commercial and residential mortgage loans, government and corporate debt securities and other types of financial assets. Those SPEs are incorporated as stock companies, Tokumei kumiai (silent partnerships), Cayman SPCs or trust accounts. Nomura’s involvement with SPEs includes structuring, underwriting, distributing and selling debt instruments and beneficial interests issued by SPEs to investors. Nomura accounts for the transfer of financial assets in accordance with ASC 860 which requires Nomura to account for the transfer as a sale when Nomura relinquishes control over the assets. Control is deemed to be relinquished when the following conditions are met: (a) the assets have been isolated from the transferor (even in bankruptcy or other receivership), (b) the transferee has the right to pledge or exchange the assets received, or if the transferee is a Qualified Special Purpose Entity (“QSPE”), the holders of its beneficial interests have the right to pledge or exchange the beneficial interests and (c) the transferor has not maintained effective control over the transferred assets. Nomura may obtain an interest in the financial assets, including residual interests in the SPE. Any such interests are accounted for at fair value and included in Trading assets within the consolidated balance sheets, with the change in fair value included in Revenues-net gain (loss) on trading. Fair value for retained interests in securitized financial assets is determined by using observable prices; or in cases where observable prices are not available for certain retained interests, Nomura estimates fair value based on the present value of expected future cash flows using its best estimates of the key assumptions including: forecasted credit losses, prepayment rates, forward yield curves and discount rates commensurate with the risks involved. Nomura may also enter into derivative transactions in relation to the assets transferred to SPE.

As noted above, Nomura may have continuing involvement with SPEs to which Nomura transferred assets. During the year ended March 31, 2009 and 2010, proceeds received by Nomura from new securitizations were ¥137 billion and ¥210 billion ( $2.24 billion), respectively, and recognized gains (losses) on sale were ¥203 million and (¥22 million) ( $0.24 million), respectively. The cumulative balance of financial assets transferred to SPEs with which Nomura has continuing involvement was ¥1,122 billion and ¥1,657 billion ( $17.74 billion) as of March 31, 2009 and 2010, respectively. Total assets held by such SPEs were ¥1,198 billion and ¥1,549 billion ( $16.59 billion) as of March 31, 2009 and 2010, respectively. Nomura’s retained interests were ¥7 billion and ¥134 billion ( $1.44 billion), as of March 31, 2009 and 2010, respectively. For the year ended March 31, 2009 and 2010, Nomura received ¥1 billion and ¥5 billion ( $0.05 billion), respectively, from the SPEs on interests held in SPEs. Nomura had outstanding collateral service agreements or written credit default swap agreements in the amount of ¥29 billion and ¥30 billion ( $0.33 billion) as of March 31, 2009 and 2010. Nomura does not provide financial support to SPEs beyond its contractual obligations.

The following table sets forth the key economic assumptions used to determine the fair value of the firm’s retained interests and the sensitivity of this fair value to immediate adverse changes of 10% and 20% in those assumptions.

	Billions of yen
	As of March 31, 2010
	Material retained interest held(1)	Translation into millions of U.S. dollars
Fair value of retained interests	¥133	$1.42
Weighted-average life (Years)	4.7
Constant prepayment rate	8.6%
Impact of 10% adverse change	(0.6)	(0.01)
Impact of 20% adverse change	(1.0)	(0.01)
Discount rate	4.5%
Impact of 10% adverse change	(2.1)	(0.02)
Impact of 20% adverse change	(4.1)	(0.04)

(1)	The sensitivity analysis has been performed for material retained interests held of ¥133 billion ( $1.42 billion) out of a total retained interest of ¥134 billion ( $1.44 billion).

Changes in fair value based on a 10% or 20% adverse changes generally cannot be extrapolated as the relationship between the change in assumption to the change in fair value may not be linear. The impact of a change in a particular assumption is calculated holding all other assumptions constant. For this reason, concurrent changes in assumptions may magnify or counteract the sensitivities disclosed above. The sensitivity analyses are hypothetical and do not reflect Nomura’s risk management practices which may be undertaken under similar stress scenarios.

The following table presents the type and carrying value of financial assets included within Trading assets which have been transferred to SPEs but which do not meet the criteria for derecognition under ASC 860. The transfers are accounted for as secured financing transactions within Long-term borrowings.

	Billions of yen		Translation into billions of U.S. dollars
	March 31
	2009	2010	2010
Assets
Trading assets
Equities	¥136	¥538	$5.76
Debt securities	246	205	2.20
Mortgage and mortgage-backed securities	84	127	1.36
Loans	—	29	0.31

Total	¥466	¥899	$9.63

Liabilities
Long-term borrowings	¥443	¥758	$8.12

Variable Interest Entities

In the normal course of business, Nomura acts as a transferor of financial assets to VIEs, and also as underwriter, distributor, and seller of repackaged financial instruments issued by VIEs in connection with its securitization and equity derivative activities. Nomura retains, purchases and sells variable interests in VIEs in connection with its market-making, investing and structuring activities. Nomura consolidates VIEs for which it is the primary beneficiary, including those that were created to market structured bonds to investors by repackaging corporate convertible bonds, mortgages and mortgage-backed securities. Nomura also consolidates certain investment funds which are VIEs, and for which Nomura is the primary beneficiary.

The following table presents the classification of the consolidated VIEs’ assets and liabilities. Creditors do not have any recourse to Nomura beyond the assets held in the VIEs.

	Billions of yen		Translation into billions of U.S. dollars
	March 31
	2009	2010	2010
Consolidated VIE assets
Cash and cash equivalents	¥50	¥36	$0.39
Trading assets
Equities	362	222	2.38
Debt securities	52	49	0.52
Mortgage and mortgage-backed securities	123	46	0.49
Investment trust funds and other	8	0	0.00
Derivatives	12	1	0.01
Private equity investments	—	1	0.01
Office buildings, land, equipment and facilities	51	24	0.26
Other	32	68	0.73

Total	¥690	¥447	$4.79

Consolidated VIE liabilities
Trading liabilities
Debt securities	¥—	¥12	$0.13
Mortgage-backed securities	26	—	—
Derivatives	2	1	0.01
Borrowings
Short-term borrowings	—	2	0.02
Long-term borrowings	251	138	1.48
Other	28	18	0.19

Total	¥307	¥171	$1.83

Nomura also holds significant variable interests in VIEs where Nomura is not the primary beneficiary or holds variable interests in VIEs sponsored by Nomura. Nomura’s variable interests in such VIEs include senior and subordinated debt, residual interests, and equity interests associated with commercial and residential mortgage-backed securitizations as well as other asset-backed securitizations and structured financings; equity interests in VIEs which were formed to acquire primarily high yield leveraged loans and other lower investment grade debt obligations; guarantees and residual interests regarding leveraged and operating leases for aircraft held by VIEs; and loans and investments in VIEs that acquire operating businesses.

The following tables present the carrying amount of assets and liabilities of unconsolidated VIEs in which Nomura holds significant variable interests, or interests in VIEs that Nomura sponsored, and the maximum exposure to loss associated with these variable interests. Maximum exposure to loss does not reflect Nomura’s estimate of the actual losses that could result from adverse changes, nor does it reflect the economic hedges Nomura enters into to reduce its exposure. The risks associated with Nomura’s involvement with VIEs are limited to the amount recorded in the consolidated balance sheets, and any amount of commitments and financial guarantees provided to the VIEs. The notional amount of derivative instruments generally exceeds the amount of actual risk to which Nomura is exposed.

	Billions of yen
	March 31, 2009
	Carrying amount of variable interests		Maximum exposure to loss to unconsolidated VIEs
	Assets	Liabilities
Type of variable interest held:
Trading assets
Equities	¥84	¥—	¥84
Debt securities	24	—	24
Mortgage and mortgage-backed securities	89	—	89
Investment trust fund and other	4	—	4
Derivatives	55	0	116
Loans
Short-term	39	—	39
Long-term	9	—	9
Other	0	—	0
Commitments to extend credit and other guarantees	—	—	23

Total	¥304	¥0	¥388

	Billions of yen
	March 31, 2010
	Carrying amount of variable interests		Maximum exposure to loss to unconsolidated VIEs
	Assets	Liabilities
Type of variable interest held:
Trading assets
Equities	¥98	¥—	¥98
Debt securities	27	—	27
Mortgage and mortgage-backed securities	54	—	54
Investment trust fund and other	3	—	3
Derivatives	2	10	34
Loans
Short-term	31	—	31
Long-term	74	—	74
Other	0	—	0
Commitments to extend credit and other guarantees	—	—	8

Total	¥289	¥10	¥329

	Translation into billions of U.S dollars
	March 31, 2010
	Carrying amount of variable interests		Maximum exposure to loss to unconsolidated VIEs
	Assets	Liabilities
Type of variable interest held:
Trading assets
Equities	$1.05	$—	$1.05
Debt securities	0.29	—	0.29
Mortgage and mortgage-backed securities	0.58	—	0.58
Investment trust fund and other	0.03	—	0.03
Derivatives	0.02	0.11	0.36
Loans
Short-term	0.33	—	0.33
Long-term	0.79	—	0.79
Other	0.00	—	0.00
Commitments to extend credit and other guarantees	—	—	0.09

Total	$3.09	$0.11	$3.52

Receivables and payables	12 Months Ended
Mar. 31, 2010
Receivables and payables

9. Receivables and payables

Loans receivable consists primarily of loans receivable in connection with banking activities (“loans at banks”), loans receivable in connection with financing activities such as asset-based loans at non-bank entities (“financing activity loans”), margin transaction loans related to broker dealers (“margin transaction loans”), and loans receivable from financial institutions in the inter-bank money market used for short-term financing (“inter-bank money market loans”).

For each of these types of loans, the following table presents the total recorded investment or fair value for those loans elected for the fair value option:

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2009	2010	2010
Loans at banks	¥214,390	¥318,087	$3,406
Financing activity loans	191,489	855,284	9,157
Margin transaction loans	67,442	113,366	1,214
Inter-bank money market loans	45,858	23,638	253

Loans receivable total	¥519,179	¥1,310,375	$14,030

Nomura establishes an Allowance for doubtful accounts for amounts estimated to be uncollectible against Loans receivable, Receivables from customers and Receivables from other than customers which are not elected for the fair value option. Changes in the Allowance for doubtful accounts are presented below:

	Millions of yen			Translation into millions of U.S. dollars
	Year ended March 31
	2008	2009	2010	2010
Balance at beginning of year	¥2,027	¥1,399	¥3,765	$40
Provision for losses	149	3,089	2,214	24
Charge-offs	(252)	(318)	(1,637)	(18)
Other	(525)	(405)	1,083	12

Balance at end of year	¥1,399	¥3,765	¥5,425	$58

Net receivables/payables arising from unsettled securities transactions are included in Receivables from other than customers amounting to ¥480,182 million as of March 31, 2009 and ¥95,954 million ( $1,027 million) as of March 31, 2010.

Business combinations:	12 Months Ended
Mar. 31, 2010
Business combinations:

10. Business combinations:

In October 2008, Nomura acquired the majority of Lehman Brothers’ (“Lehman”) Asia-Pacific operations, its equities and investment banking operations in Europe and the Middle East, and hired certain of its fixed income personnel in Europe. The acquisition agreements generally provided for the transfer of certain employees, the purchase of certain assets and the assumption of certain liabilities for those operations. Financial assets and financial liabilities were generally not acquired. The acquisitions have strengthened Nomura’s wholesale and investment banking businesses and expanded its global capabilities.

Nomura also acquired Lehman’s specialized service companies in India by purchasing the shares of Lehman Brothers Services India Private Ltd, Lehman Brothers Financial Services (India) Private Ltd and Lehman Brothers Structured Finance Services Private Ltd. These three companies functioned as a shared-services platform for Lehman’s businesses in Europe and Asia-Pacific by supporting IT operations, financial control and global risk management.

Nomura has accounted for these acquisitions as a business combination and therefore the operating results of the acquired businesses have been included in Nomura’s consolidated statements of operations from October 2008. The purchase price allocation of total acquisition cost to the acquired assets and the assumed liabilities was completed by September 30, 2009. Goodwill increased by ¥10,206 million ( $109 million) from the preliminary estimate of ¥13,018 million recognized as of March 31, 2009 to ¥23,224 million ( $249 million) as of September 30, 2009. The increase is mainly due to costs incurred in restructuring certain of the acquired businesses. Nomura incurred costs of ¥48,159 million ( $516 million) for these acquisitions from acquisition date through to September 30, 2009. Compared to March 31, 2009, costs incurred increased by ¥5,296 million ( $57 million) mainly due to the acquisition of Lehman Brothers Fixed Income Securities Private Ltd., a primary dealer in India in June 2009. The assumed liabilities related to this acquisition were ¥26,241 million ( $281 million) as of September 30, 2009, an increase of ¥8,958 million ( $96 million), compared to March 31, 2009, primary due to costs of relocating and terminating certain employees of the acquired businesses.

The following table provides a summary of the fair value of the assets acquired, including goodwill, and the liabilities assumed, as of the acquisition date, which were completed by September 30, 2009:

	Millions of yen	Translation into millions of U.S. dollars
Assets:
Cash and cash deposits	¥7,815	$84
Loans and receivables	1,419	15
Office buildings, land, equipment and facilities	23,016	246
Intangible assets(1)	26,420	283
Other	6,130	66

Total assets	¥64,800	$694

Liabilities:
Payables and deposits	¥11,080	$119
Other	28,785	308

Total liabilities	39,865	427

Net assets	24,935	267

Acquisition costs(2)	48,159	516

Goodwill(3)	¥23,224	$249

(1)	Intangible assets primarily comprise the fair value of customer relationships and favorable lease agreements, which will be amortized based on a weighted-average amortization period of 10 years with no residual value.
(2)	Acquisition costs primarily comprise the fair value of consideration given and direct acquisition costs incurred.
(3)	Goodwill represents the value expected from benefits created from strengthening Nomura’s wholesale and investment banking businesses and expanding its global operations by integrating Lehman’s customer base. Among this amount, ¥15 billion ( $0.16 billion) has been allocated to Nomura’s Global Markets segment and the remaining ¥8 billion ( $0.09 billion) to its Investment Banking segment at the acquisition date. ¥8 billion ( $0.09 billion) of goodwill is deductible for Japan tax purposes.

In addition, to restructuring of the acquired businesses, management also initiated a restructuring of Nomura’s existing activities at the end of 2008. For the years ended March 2009 and 2010, total restructuring costs of ¥7 billion and ¥2 billion ( $0.02 billion) respectively have been recognized in the consolidated statements of operations.

The following unaudited condensed combined pro forma financial information presents the results of operations as if the acquisitions had been completed as of April 1, 2007.

	Millions of yen, except per share amounts
	Year ended March 31
	2008	2009
Total revenue	¥2,297,185	¥679,920
Net income (loss) attributable to NHI	114,883	(794,081)
Basic EPS	60.20	(408.92)
Diluted EPS	60.01	(410.55)

The unaudited condensed combined pro forma financial information is presented for illustrative purposes only and is not indicative of the actual consolidated financial results that would have been reported had the acquisitions actually taken place as of April 1, 2007. It also is not indicative of the results of operations in future periods.

Other assets-Other / Other liabilities:	12 Months Ended
Mar. 31, 2010
Other assets-Other / Other liabilities:

11. Other assets—Other / Other liabilities:

The following table sets forth Other assets-Other and Other liabilities in the consolidated balance sheets by type.

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2009	2010	2010
Other assets—Other:
Securities received as collateral	¥32,079	¥5,503	$59
Goodwill and other intangible assets	130,972	134,015	1,435
Deferred tax assets	334,123	308,679	3,305
Investments in equity securities for other than operating purposes(2)	5,978	9,636	104
Other	220,091	140,913	1,509

Total	¥723,243	¥598,746	$6,412

Other liabilities:(1)
Obligation to return securities received as collateral	¥32,079	¥5,503	$59
Accrued income taxes	10,593	28,015	300
Other accrued expenses and provisions	360,867	411,327	4,404
Other	64,035	50,138	538

Total	¥467,574	¥494,983	$5,301

(1)	Amounts reported as of March 31, 2009 reflect retrospective application of updated noncontrolling interests guidance.
(2)	Other assets—Other includes marketable and non-marketable equity securities held for other than trading or operating purposes. These investments are comprised of listed equity securities and unlisted equity securities in the amounts of ¥2,844 million and ¥3,134 million, respectively as of March 31, 2009, and ¥5,236 million ( $56 million) and ¥4,400 million ( $47 million) respectively, as of March 31, 2010. These securities are carried at fair value, with changes in fair value recognized within Revenue—Other in the consolidated statements of operations.

Changes in goodwill, which are included in the consolidated balance sheets within Other assets-Other, are as follows.

	Millions of yen				Translation into millions of U.S. dollars
	Year ended March 31
	2009		2010		2010
Balance at beginning of year	¥62,990		¥70,459		$754
Increases due to business combinations	14,288	(1)	13,003	(3)	140
Impairment	(1,362)		—		—
Other	(5,457	)(2)	(3,644	)(4)	(39)

Balance at end of year	¥70,459		¥79,818		$855

(1)	¥13,018 million is related to Lehman and ¥1,270 million is related to Chi-X Global Technology which is a subsidiary of Instinet Incorporated (“Instinet”).
(2)	Decrease of ¥5,393 million is related to currency translation adjustments.
(3)	¥10,206 million ( $109 million) is related to Lehman and ¥1,193 million ( $13 million) is related to Torc Investments & Research, which is a subsidiary of Instinet. In addition, ¥902 million ( $10 million) is related to NikkoCiti Trust and Banking Corporation, which is a subsidiary of The Nomura Trust & Banking Co., Ltd. and changed its name to NCT Trust and Banking Corporation on March 1, 2010. In addition, ¥702 million ( $8 million) relates to the acquisition in March 2010, of Nexen Energy Marketing London (which became a subsidiary of Nomura European Investment Limited).
(4)	Decrease of ¥3,560 million ( $38 million) relates to currency translation adjustments.

The gross carrying amounts of other intangible assets subject to amortization were ¥59,677 million and ¥59,513 million ( $637 million) as of March 31, 2009 and 2010, respectively. These amounts primarily comprise customer relationships related to the acquisitions of Instinet and Lehman, which will be amortized based on a weighted-average amortization period of 15 years and 10 years, respectively. The gross carrying amounts of other intangible assets not subject to amortization were ¥8,394 million and ¥8,015 million ( $86 million) as of March 31, 2009 and 2010, respectively. Accumulated amortization of other intangible assets amounted to ¥7,558 million and ¥13,331 million ( $143 million) as of March 31, 2009 and 2010, respectively.

Borrowings:	12 Months Ended
Mar. 31, 2010
Borrowings:

12. Borrowings:

Short-term and long-term borrowings of Nomura as of March 31, 2009 and 2010 are shown below:

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2009	2010	2010
Short-term borrowings(1):
Commercial paper	¥318,675	¥484,614	$5,189
Bank borrowings	796,742	631,879	6,765
Other	67,957	185,171	1,982

Total	¥1,183,374	¥1,301,664	$13,936

Long-term borrowings:
Long-term borrowings from banks and other financial institutions(2)	¥1,993,324	¥2,235,948	$23,940
Bonds and notes issued(3):
Fixed-rate obligations:
Japanese yen denominated	923,086	1,157,449	12,392
Non-Japanese yen denominated	10,716	534,494	5,723
Floating-rate obligations:
Japanese yen denominated	131,971	139,824	1,497
Non-Japanese yen denominated	264,925	194,427	2,082
Index / Equity-linked obligations:
Japanese yen denominated	1,436,840	1,434,094	15,354
Non-Japanese yen denominated	279,138	744,428	7,970

	3,046,676	4,204,716	45,018

Sub-Total	5,040,000	6,440,664	68,958

Trading balances of secured borrowings	443,028	758,397	8,120

Total	¥5,483,028	¥7,199,061	$77,078

(1)	Includes secured borrowings of ¥17,380 million as of March 31, 2009 and ¥25,411 million ( $272 million) as of March 31, 2010.
(2)	Includes secured borrowings of ¥29,898 million as of March 31, 2009 and ¥30,879 million ( $331 million) as of March 31, 2010.
(3)	Includes secured borrowings of ¥171,225 million as of March 31, 2009 and ¥66,078 million ( $707 million) as of March 31, 2010.

Trading balances of secured borrowings

These balances of secured borrowings consist of the liabilities related to transfers of financial assets that are accounted for as financings secured by those financial assets without recourse to Nomura, rather than sales under ASC 860. These borrowings are part of Nomura’s trading activities intended to generate profits from the distribution of financial products secured by those financial assets.

Long-term borrowings consisted of the following:

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2009	2010	2010
Debt issued by the Company	¥1,974,286	¥2,674,768	$28,638
Debt issued by subsidiaries—guaranteed by the Company	1,706,250	2,145,020	22,966
Debt issued by subsidiaries—not guaranteed by the Company(1)	1,802,492	2,379,273	25,474

Total	¥5,483,028	¥7,199,061	$77,078

(1)	Includes trading balances of secured borrowings.

As of March 31, 2009, fixed-rate long-term borrowings are due between 2009 and 2023 at interest rates ranging from 0.10% to 7.00%. Floating-rate obligations, which are generally based on LIBOR, are due between 2009 and 2018 at interest rates ranging from 0.57% to 3.91%. Index / Equity-linked obligations are due between 2009 and 2043 at interest rates ranging from 0.00% to 32.70%.

As of March 31, 2010, fixed-rate long-term borrowings are due between 2010 and 2056 at interest rates ranging from 0.10% to 7.00%. Floating-rate obligations, which are generally based on LIBOR, are due between 2010 and 2052 at interest rates ranging from 0.04% to 3.95%. Index / Equity-linked obligations are due between 2010 and 2042 at interest rates ranging from 0.00% to 23.95%.

Certain borrowing agreements of subsidiaries contain provisions whereby the borrowings are redeemable at the option of the borrower at specified dates prior to maturity and include various equity-linked or other index-linked instruments.

Nomura enters into swap agreements to manage its exposure to interest rates. Principally, bonds and notes issued are effectively converted to LIBOR-based floating rate obligations through such swap agreements. The carrying value of the long-term borrowings includes adjustments to reflect fair value hedges.

The effective weighted-average interest rates of borrowings, including the effect of hedges, were as follows:

	March 31
	2009	2010
Short-term borrowings	0.98%	0.94%
Long-term borrowings	1.56%	1.60%
Fixed-rate obligations	0.81%	2.03%
Floating-rate obligations	1.54%	1.14%
Index / Equity-linked obligations	1.89%	1.62%

Maturities of long-term borrowings

The aggregate annual maturities of long-term borrowings, including adjustments related to fair value hedges and liabilities measured at fair value, as of March 31, 2009 consist of the following:

Year ending March 31	Millions of yen
2010	¥489,472
2011	389,742
2012	710,933
2013	566,685
2014	440,053
2015 and thereafter	2,443,115

Sub-Total	5,040,000

Trading balances of secured borrowings	443,028

Total	¥5,483,028

The aggregate annual maturities of long-term borrowings, including adjustments related to fair value hedges and liabilities measured at fair value, as of March 31, 2010 consist of the following:

Year ending March 31	Millions of yen	Translation into millions of U.S. dollars
2011	¥477,200	$5,109
2012	742,663	7,951
2013	885,951	9,486
2014	418,999	4,486
2015	866,280	9,275
2016 and thereafter	3,049,571	32,651

Sub-Total	6,440,664	68,958

Trading balances of secured borrowings	758,397	8,120

	¥7,199,061	$77,078

Borrowing facilities

As of March 31, 2009 and 2010, Nomura had unutilized borrowing facilities of ¥256,230 million and ¥172,309 million ( $1,845 million), respectively.

Subordinated borrowings

As of March 31, 2009 and 2010, subordinated borrowings were ¥949,098 million and ¥908,755 million ( $9,730 million), respectively.

Convertible Bonds

On December 16, 2008, Nomura issued Subordinated Unsecured Convertible Bonds No.1 (the “Convertible Bonds”) totaling ¥110 billion at par. As of March 31, 2010, all of the Convertible Bonds had been exercised.

Earnings per share:	12 Months Ended
Mar. 31, 2010
Earnings per share:

13. Earnings per share:

Basic and diluted earnings per share (“EPS”) are presented on the face of the consolidated statements of operations. Basic EPS is calculated by dividing net income attributable to NHI by the weighted average number of common shares outstanding during the year. The calculation of diluted EPS is similar to basic EPS, except that weighted average number of common shares is adjusted to reflect all dilutive instruments where potential common shares are deliverable during the year. In addition, net income attributable to NHI is adjusted for any change in income or loss that would result from the assumed conversion of dilutive instruments issued by affiliates.

A reconciliation of the amounts and the numbers used in the calculation of net income (loss) attributable to NHI common shareholders per share (basic and diluted) is as follows:

	Yen amounts in millions except per share data presented in yen			Translation into millions of U.S. dollars except per share data presented in U.S. dollars
	Year ended March 31
	2008	2009	2010	2010
Basic—
Net income (loss) attributable to NHI	¥(67,847)	¥(708,192)	¥67,798	$726

Weighted average number of shares outstanding	1,908,399,176	1,941,906,637	3,126,790,289

Net income (loss) attributable to NHI common shareholders per share	¥(35.55)	¥(364.69)	¥21.68	$0.23

Diluted—
Net income (loss) attributable to NHI	¥(67,849)	¥(708,207)	¥67,784	$726

Weighted average number of shares outstanding	1,907,307,701	1,934,159,290	3,139,394,052

Net income (loss) attributable to NHI common shareholders per share	¥(35.57)	¥(366.16)	¥21.59	$0.23

In determining diluted EPS, net income (loss) attributable to NHI has been adjusted to reflect the decline in Nomura’s equity share of earnings of affiliates for the years ended March 31, 2008, 2009 and 2010 arising from options to purchase common shares issued by affiliates.

The weighted average number of shares used in the calculation of diluted EPS reflects potential decrease in number of common shares arising from stock option plans (A-plan) and stock units plans (B-plan) issued by the Company that would individually increase loss per share in the years ended March 31, 2008 and 2009. Also the weighted average number of shares used in the calculation of diluted EPS reflects the increase in potential common shares arising from stock option plans (A-plan) and stock units plans (B-plan) issued by the Company that would reduce EPS in the year ended March 31, 2010.

Antidilutive stock options to purchase 14,058,600 and 12,436,800 common shares as of March 31, 2008, and 2010, respectively, were not included in the computation of diluted EPS. Also antidilutive stock options and convertible bonds to purchase or convert to 266,942,428 common shares as of March 31, 2009, were not included in the computation of diluted EPS.

Employee benefit plans:	12 Months Ended
Mar. 31, 2010
Employee benefit plans:

14. Employee benefit plans:

Nomura provides various pension plans and other post-employment benefits which cover certain employees worldwide. In addition, Nomura provides health care benefits to certain active and retired employees through its Nomura Securities Health Insurance Society (“NSHIS”).

Defined benefit pension plans—

The Company and certain subsidiaries in Japan (the “Japanese entities”) have contributory funded benefit pension plans for eligible employees. The benefits are paid as annuity payments subsequent to retirement or as lump-sum payments at the time of retirement based on the combination of years of service, age at retirement and employee’s choice. The benefits under the plans are calculated based upon position, years of service and reason for retirement. In addition to the plans described above, certain Japanese entities also have unfunded lump-sum payment plans. Under these plans, employees with at least two years of service are generally entitled to lump-sum payments upon termination of employment. The benefits under the plans are calculated based upon position, years of service and the reason for retirement. Nomura’s funding policy is to contribute annually the amount necessary to satisfy local funding standards. In December 2008, certain contributory funded benefit pension plans and unfunded lump-sum payment plans were amended and “cash balance pension plans” were introduced. Participants receive an annual benefit in their cash balance pension plan account, which is computed based on compensation of the participants, adjusted for changes in Japanese government bond rates. This plan amendment contributed to a reduction in the benefit obligations of the subsidiaries.

Substantially all overseas subsidiaries have various local defined benefit plans covering certain employees. Nomura recognized an asset for pension benefits for these plans amounting to ¥7,628 million and ¥4,862 million ( $52 million) as of March 31, 2009, and 2010, respectively.

Net Periodic Benefit Cost

The net periodic benefit cost of the defined benefit plans includes the following components. Nomura’s measurement date is March 31 for its defined benefit plans for Japanese entities.

Japanese entities’ plans—

	Millions of yen			Translation into millions of U.S. dollars
	Year ended March 31
	2008	2009	2010	2010
Service cost	¥9,395	¥9,706	¥8,719	$93
Interest cost	4,928	5,058	4,307	46
Expected return on plan assets	(4,118)	(3,543)	(3,023)	(32)
Amortization of net actuarial losses	1,452	3,260	4,735	51
Amortization of prior service cost	86	(202)	(1,148)	(12)

Net periodic benefit cost	¥11,743	¥14,279	¥13,590	$146

The prior service cost is amortized on a straight-line basis over the average remaining service period of active participants. Gains and losses in excess of 10% of the greater of the benefit obligation or the fair value of plan assets are amortized over the average remaining service period of active participants.

Benefit Obligations and Funded Status

The following table presents a reconciliation of the changes in projected benefit obligation and the fair value of plan assets, as well as a summary of the funded status:

Japanese entities’ plans—

	Millions of yen		Translation into millions of U.S. dollars
	As of or for the year ended March 31
	2009	2010	2010
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	¥244,338	¥229,881	$2,461
Service cost	9,706	8,719	93
Interest cost	5,058	4,307	46
Actuarial loss	1,596	(13,218)	(141)
Benefits paid	(12,533)	(14,423)	(154)
Plan amendment	(18,332)	—	—
Other	48	495	5

Projected benefit obligation at end of year	¥229,881	¥215,761	$2,310

Change in plan assets:
Fair value of plan assets at beginning of year	¥141,685	¥116,484	$1,247
Actual return on plan assets	(26,740)	12,927	138
Employer contributions	7,303	993	11
Benefits paid	(5,876)	(7,772)	(83)
Other	112	—	—

Fair value of plan assets at end of year	¥116,484	¥122,632	$1,313

Funded status at end of year	(113,397)	(93,129)	(997)

Amounts recognized in the consolidated balance sheets	¥(113,397)	¥(93,129)	$(997)

As a result of a plan amendment for a part of the defined benefit plans, the projected benefit obligation decreased by ¥18,332 million as of December 31, 2008 and resulted in an unrecognized prior service cost, which will be recognized in future service periods.

The accumulated benefit obligation was ¥226,615 million and ¥212,183 million ( $2,272 million) as of March 31, 2009 and 2010, respectively.

The projected benefit obligation (“PBO”), accumulated benefit obligation (“ABO”), and fair value of plan assets for pension plans with ABO and PBO in excess of plan assets as of March 31, 2009 and 2010 are set forth in the tables below.

Japanese entities’ plans—

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2009	2010	2010
Plans with ABO in excess of plan assets:
PBO	¥229,881	¥215,761	$2,310
ABO	226,615	212,183	2,272
Fair value of plan assets	116,484	122,632	1,313
Plans with PBO in excess of plan assets:
PBO	¥229,881	¥215,761	$2,310
ABO	226,615	212,183	2,272
Fair value of plan assets	116,484	122,632	1,313

Amounts in accumulated other comprehensive income, pre-tax, that have not yet been recognized as components of net periodic benefit cost consist of:

Japanese entities’ plans—

	Millions of yen	Translation into millions of U.S. dollars
	For the year ended March 31
	2010	2010
Net actuarial loss	¥70,645	$756
Net prior service cost	(15,334)	(164)

Total	¥55,311	$592

Amounts in accumulated other comprehensive income, pre-tax, expected to be recognized as components of net periodic benefit cost over the next fiscal year are as follows:

Japanese entities’ plans—

	Millions of yen	Translation into millions of U.S. dollars
	For the year ending March 31
	2011	2011
Net actuarial loss	¥3,189	$34
Net prior service cost	(1,090)	(12)

Total	¥2,099	$22

Assumptions

The following table presents the weighted-average assumptions used to determine projected benefit obligations at year end:

Japanese entities’ plans—

	March 31
	2009	2010
Discount rate	2.0%	2.2%
Rate of increase in compensation levels	2.5%	2.5%

The following table presents the weighted-average assumptions used to determine Japanese entities’ plans net periodic benefit costs for the year:

	Year ended March 31
	2008	2009	2010
Discount rate	2.1%	2.0%	2.2%
Rate of increase in compensation levels	3.7%	2.5%	2.5%
Expected long-term rate of return on plan assets	2.6%	2.6%	2.6%

Generally, Nomura determines the discount rates for its defined benefit plans by referencing indices for long-term, high-quality bonds and ensuring that the discount rate does not exceed the yield reported for those indices after adjustment for the duration of the plans’ liabilities.

Nomura uses the expected long-term rate of return on plan assets to compute the expected return on assets. Nomura’s approach in determining the long-term rate of return on plan assets is primarily based on historical financial market relationships that have existed over time with the presumption that this trend will generally remain constant in the future.

Plan Assets

The Nomura’s plan assets are managed with an objective to secure necessary plan assets in the long term to enable future pension payouts. While targeting to achieve the long-term rate of return on plan assets, Nomura aims to minimize short-term volatility by managing the portfolio through diversifying risk. Based on this portfolio policy, the plan assets are invested diversely.

The plan assets of domestic plans target to invest 23% in equities (includes private equity), 50% in debt securities, 15% in life insurance company general accounts and 12% in other. Investment allocations are generally reviewed and revised at the time of the actual revaluation that takes place every five years or when there is a significant change in prerequisites for the portfolio.

The following tables present information about the plan assets at fair value as of March 31, 2010 within the fair value hierarchy. For details of the levels of inputs used to measure the fair value, see Note 3, “Fair value of financial instruments.”

Japanese entities’ plans—

	Millions of yen
	March 31, 2010
	Level 1	Level 2	Level 3	Balance as of March 31, 2010
Pension plan assets:
Equities	¥28,803	¥—	¥—	¥28,803
Private equity	—	—	892	892
Japanese government securities	48,365	—	—	48,365
Japanese agency and municipal securities	275	—	—	275
Foreign government securities	3,751	—	—	3,751
Bank and corporate debt securities	—	520	—	520
Investment trust funds and other(1)	—	11,230	9,371	20,601
Life insurance company general accounts	—	18,204	—	18,204
Other assets	—	1,221	—	1,221

Total	¥81,194	¥31,175	¥10,263	¥122,632

	Translation into millions of U.S. dollars
	March 31, 2010
	Level 1	Level 2	Level 3	Balance as of March 31, 2010
Pension plan assets:
Equities	$308	$—	$—	$308
Private equity	—	—	10	10
Japanese government securities	518	—	—	518
Japanese agency and municipal securities	3	—	—	3
Foreign government securities	40	—	—	40
Bank and corporate debt securities	—	6	—	6
Investment trust funds and other(1)	—	120	100	220
Life insurance company general accounts	—	195	—	195
Other assets	—	13	—	13

Total	$869	$334	$110	$1,313

(1)	Includes hedge funds and real estate funds.

The fair value of the non-Japan plan assets as of March 31, 2010 is ¥2,945 million ( $32 million), ¥18,350 million ( $196 million) and ¥1,658 million ( $18 million) for Level 1, Level 2 and Level 3, respectively.

Level 1 includes principally equity securities and government securities. Unadjusted quoted prices in active markets for identical assets that Nomura has the ability to access at the measurement date are classified as Level 1. Level 2 includes principally investment trust funds, corporate debt securities and investments in life insurance company’s general accounts. Pooled funds are valued at their net asset values as calculated by the sponsor of the funds. Investments in life insurance company’s general accounts are valued at conversion value.

The following tables present information about the plan assets for which Nomura has utilized Level 3 inputs to determine fair value.

Japanese entities’ plans—

	Millions of yen
	Year ended March 31, 2010
	Balance as of April 1, 2009	Unrealized and realized gains / loss	Purchases / sales and other settlement	Net transfers in / (out of) Level 3	Balance as of March 31, 2010
Private equity	¥980	¥(12)	¥(76)	¥—	¥892
Investment trust funds and other	1,411	4	7,956	—	9,371

Total	¥2,391	¥(8)	¥7,880	¥—	¥10,263

	Translation into millions of U.S. dollars
	Year ended March 31, 2010
	Balance as of April 1, 2009	Unrealized and realized gains / loss	Purchases / sales and other settlement	Net transfers in / (out of) Level 3	Balance as of March 31, 2010
Private equity	$11	$(0)	$(1)	$—	$10
Investment trust funds and other	15	0	85	—	100

Total	$26	$(0)	$84	$—	$110

For plan assets, Nomura adopted ASU 2009-12 as of April 1, 2009.

The fair value of Level 3 of non-Japan plans, consisting of real estate funds, was ¥1,489 million and ¥1,658 million ( $18 million) as of March 31, 2009 and March 31, 2010, respectively. The amount of gains and loss, purchases and sales relating to these assets during the year ended March 31, 2010 were not significant.

Cash Flows

Nomura expects to contribute approximately ¥13,656 million ( $146 million) to Japanese entities’ plans in the year ending March 31, 2011 based upon Nomura’s funding policy to contribute annually the amount necessary to satisfy local funding standards.

Expected benefit payments for the next five fiscal years and in aggregate for the five fiscal years thereafter are as follows:

Japanese entities’ plans—

Year ending March 31	Millions of yen	Translation into millions of U.S. dollars
2011	¥8,745	$94
2012	8,527	91
2013	8,424	90
2014	8,638	92
2015	9,351	100
2016-2020	51,721	554

Defined contribution pension plans—

In addition to defined benefit pension plans, the Company, Nomura Securities Co., Ltd., and other Japanese and non-Japanese subsidiaries have defined contribution pension plans.

Nomura contributed ¥905 million, ¥1,415 million and ¥3,021 million ( $32 million) to the defined contribution pension plans for Japanese entities’ plans for the years ended March 31, 2008, 2009, and 2010, respectively.

The contributions to overseas defined contribution pension plans were ¥3,836 million, ¥4,711 million and ¥5,712 million ( $61 million) for the years ended March 31, 2008, 2009 and 2010, respectively.

Health care benefits—

The Company and certain subsidiaries provide certain health care benefits to both active and retired employees through NSHIS. The Company and certain subsidiaries also sponsor certain health care benefits to retired employees (“Special Plan”) and these retirees are permitted to continue participation in the Special Plan on a pay-all basis, i.e., by requiring a retiree contribution based on the estimated per capita cost of coverage. The Special Plan is a multi-employer post-retirement plan because it is jointly administered by NSHIS and the national government, and the funded status of it is not computed separately. Therefore, although the Company and certain subsidiaries contribute some portion of cost of retiree health care benefits not covered through retiree contributions, the Company and certain subsidiaries do not reserve for the future cost. The health care benefit costs, which are equivalent to the required contribution, amounted to ¥6,179 million, ¥6,200 million and ¥5,820 million ( $62 million) for the years ended March 31, 2008, 2009 and 2010, respectively.

Stock-based compensation plans:	12 Months Ended
Mar. 31, 2010
Stock-based compensation plans:

15. Stock-based compensation plans:

The Company has stock-based compensation plans to maintain high levels of performance, to recruit talented staff and to link a portion of compensation to the Company’s stock price, namely of “A-plan” and “B-plan”. The A-plan generally consists of stock option plans, and the B-plan consists of stock units plans.

Stock option plans (A-plan)—

The Company has issued stock acquisition rights of common stock pursuant to several effective stock option plans for employees (directors, executive officers and certain employees). These stock options vest and become exercisable two years after the grant date, and expire approximately seven years after the grant date, subject to accelerated expiration on termination of employment. The exercise price generally is not less than the fair value of the Company’s common stock on the grant date.

The fair value of the stock options as of the grant date is estimated using a Black-Scholes option-pricing model with the following assumptions. Expected volatilities are based on historical volatility of the Company’s common stock. The expected dividend yield is based on the current dividend rate at the time of grant. The expected lives of options granted are determined based on historical experience. The risk-free interest rate–estimate is based on yen swap rate with a maturity equal to the expected lives of options. The weighted-average amounts on the grant date fair value of options granted during the years ended March 31, 2008, 2009 and 2010 were ¥496, ¥281 and ¥173 ( $2) per share, respectively. The weighted-average assumptions used for the years are as follows:

	Year ended March 31
	2008	2009	2010
Expected volatility	33.85%	32.73%	40.06%
Expected dividends yield	1.54%	2.28%	3.25%
Expected lives (in years)	6	6	6
Risk-free interest rate	1.65%	1.43%	1.01%

Activity related to these stock option plans (A-plan) is as follows:

	Outstanding (number of shares)	Weighted-average exercise price	Weighted-average remaining life (years)
Outstanding as of March 31, 2007	7,527,000	¥1,746	4.4
Granted	2,016,000	2,382
Exercised	(504,200)	1,590
Repurchased	—	—
Forfeited	(38,000)	1,987
Expired	—	—

Outstanding as of March 31, 2008	9,000,800	1,891	4.1
Granted	2,088,000	1,460
Exercised	(21,500)	1,336
Repurchased	—	—
Forfeited	(6,000)	2,045
Expired	—	—

Outstanding as of March 31, 2009	11,061,300	1,645	3.7
Granted	2,585,000	767
Exercised	—	—
Repurchased	—	—
Forfeited	(43,500)	1,457
Expired	(1,166,000)	1,600

Outstanding as of March 31, 2010	12,436,800	¥1,371	3.8

The total intrinsic value of options exercised during the years ended March 31, 2008 and 2009 was ¥308 million and ¥5 million, respectively. The options were not exercised during the years ended March 31, 2010. The aggregate intrinsic value of options outstanding as of March 31, 2010 was ¥nil.

The following table details the distribution of the options as of March 31, 2010:

	Stock options outstanding			Stock options exercisable
Exercise prices	Stock options outstanding (number of shares)	Weighted-average exercise price	Weighted-average remaining life (years)	Stock options exercisable (number of shares)	Weighted-average exercise price
¥1,969	1,992,000	¥1,969	4.3	1,992,000	¥1,969
¥1,820	1,798,000	1,820	3.3	1,798,000	1,820
¥1,353	2,073,000	1,353	5.4	—	—
¥1,337	1,230,000	1,337	0.2	1,230,000	1,337
¥1,330	1,247,000	1,330	1.2	1,247,000	1,330
¥1,167	1,516,300	1,167	2.3	1,516,300	1,167
¥767	2,580,500	767	6.4	—	—

Total	12,436,800	¥1,371	3.8	7,783,300	¥1,576

As of March 31, 2008, 2009 and 2010, options exercisable was 5,189,800, 6,972,300 and 7,783,300, respectively.

Stock unit plans (B-plan)—

The Company has issued stock acquisition rights of common stock pursuant to several effective stock unit plans for employees (directors, executive officers and certain employees). These stock units vest and become exercisable two years after the grant date, and expire approximately seven years after the grant date. The exercise price is a nominal ¥1 per share.

Activity related to these stock unit plans (B-plan) is as follows:

	Outstanding (number of shares)	Weighted-average grant date fair value per share
Outstanding as of March 31, 2007	6,468,500	¥1,978
Granted	8,769,800	2,314
Exercised	(1,670,600)	1,398
Repurchased	—	—
Forfeited	(903,200)	2,356
Expired	—	—

Outstanding as of March 31, 2008	12,664,500	2,260
Granted	8,223,900	1,560
Exercised	(2,779,700)	2,248
Repurchased	—	—
Forfeited	(561,600)	1,958
Expired	—	—

Outstanding as of March 31, 2009	17,547,100	1,944
Granted	12,524,300	618
Exercised	(6,122,900)	2,283
Repurchased	—	—
Forfeited	(2,333,400)	726
Expired	—	—

Outstanding as of March 31, 2010	21,615,100	¥1,211

As of March 31, 2010, there was ¥3,577 million ( $38 million) of total unrecognized compensation cost related to stock unit plans. Such cost is expected to be recognized over a weighted-average period of 1.2 years. The total fair value of shares vested during the years ended March 31, 2008, 2009 and 2010 was ¥5,421 million, ¥5,778 million and ¥5,593 million ( $60 million), respectively.

Total stock-based compensation expense included in income (loss) before income taxes for the years ended March 31, 2008, 2009 and 2010 was ¥13,188 million, ¥16,476 million and ¥9,737 million ( $104 million), respectively. Total related tax benefits recognized in earnings for stock-based compensation expense for the years ended March 31, 2008, 2009 and 2010 was ¥990 million, ¥1,045 million and ¥291 million ( $3 million), respectively. The dilutive effect of outstanding stock-based compensation plans is included in weighted average number of shares outstanding used in diluted EPS computations. Cash received from exercise of the stock-based compensation plans during the year ended March 31, 2010 was ¥6 million ( $0.1 million) and the tax benefit realized from exercise of the stock options was ¥352 million ( $4 million).

Subsequent events

On April 30, 2010, the Company adopted a resolution to issue stock acquisition rights No. 34, No. 35 and No. 36 of common stock pursuant to the Company’s stock unit plans (B-plan) for directors and certain employees of the Company and subsidiaries and has issued stock acquisition right on May 18, 2010. The total number of stock acquisition rights to be issued is 135,922 for the acquisition of 13,592,200 shares. The exercise price is a nominal ¥1 per share. The stock acquisition rights No. 34, No. 35 and No. 36 vest and are exercisable two or three years after the grant date, and expire seven years after the grant date.

Other than the above mentioned stock unit plans, the Company also offers another compensation plan linked to the Company’s stock price. The employees (directors, executive officers and certain employees) covered by this plan must provide service as the employees of the Company for a specified service period in order to receive payments under this plan and also are subject to forfeitures due to termination of employment under certain conditions. In April 2010, the Company authorized to make the compensation payment based on the Company’s stock price in the amount of approximately ¥66.2 billion in the future. (The compensation amount is computed based on the Company’s stock price as of April 30, 2010. The average period to the payment date is approximately two years.) The Company will pay either in cash or an equivalent amount of assets with the value linked to the average stock price for a certain period immediately preceding the applicable future payment date.

Income taxes:	12 Months Ended
Mar. 31, 2010
Income taxes:

16. Income taxes:

The components of income tax expense reflected in the consolidated statements of operations are as follows:

	Millions of yen			Translation into millions of U.S. dollars
	Year ended March 31
	2008	2009	2010	2010
Current:
Domestic	¥133,196	¥7,635	¥12,988	$139
Foreign	9,924	5,142	4,599	49

Sub Total	143,120	12,777	17,587	188

Deferred:
Domestic	(114,132)	(84,072)	28,207	302
Foreign	(25,729)	441	(8,633)	(92)

Sub Total	(139,861)	(83,631)	19,574	210

Total	¥3,259	¥(70,854)	¥37,161	$398

The income tax benefit recognized from net operating losses for the year ended March 31, 2009 and March 31, 2010 totaled ¥69,205 million and ¥10,374 million ( $111 million), respectively.

The Company and its wholly-owned domestic subsidiaries have adopted the consolidation tax system permitted under Japanese tax law. The consolidation tax system only imposes a national tax. Since April 1, 2004, Nomura’s domestic effective statutory tax rate is approximately 41%.

Foreign subsidiaries are subject to income taxes of the countries in which they operate. The relationship between income tax expense and pretax accounting income (loss) is affected by a number of items, including various tax credits, certain expenses not allowable for income tax purposes and different tax rates applicable to foreign subsidiaries.

A reconciliation of the effective income tax rate reflected in the consolidated statements of operations to the normal effective statutory tax rate is as follows:

	Year ended March 31
	2008(1)	2009(1)	2010
Normal effective statutory tax rate	41.0%	41.0%	41.0%
Impact of:
Change in deferred tax valuation allowance	(165.5)	(27.6)	6.7
Taxable items to be added on financial profit	(3.2)	(0.1)	10.8
Non-deductible expenses	(24.9)	(3.8)	10.5
Non-taxable revenue	13.7	2.9	(7.8)
Dividends from foreign subsidiaries	—	—	1.0
Tax effect of undistributed earnings of foreign subsidiaries	15.8	(0.7)	0.1
Different tax rate applicable to income (loss) of foreign subsidiaries	(2.9)	(9.9)	(26.9)
Tax benefit recognized on the devaluation of investment in foreign subsidiaries	120.9	7.5	—
Other	0.1	(0.2)	(0.1)

Effective tax rate	(5.0)%	9.1%	35.3%

(1)	Certain prior period amounts have been reclassified in accordance with updated guidance for the accounting and reporting of noncontrolling interests.

The net deferred tax assets of ¥334,123 million and ¥308,679 million ( $3,305 million) included in Other assets—Other in the consolidated balance sheets as of March 31, 2009 and 2010, respectively, represent tax effects of the total of the temporary differences and tax loss carryforwards in components of those tax jurisdictions with net deductible amounts in future years. The net deferred tax liabilities of ¥34,552 million and ¥15,667 million ( $168 million) included in Other liabilities in the consolidated balance sheets as of March 31, 2009 and 2010, respectively, represent the total of the temporary differences in components of those tax jurisdictions with net taxable amounts in future years.

Details of deferred tax assets and liabilities are as follows:

	Millions of yen			Translation into millions of U.S. dollars
	March 31
	2009		2010	2010
Deferred tax assets
Depreciation, amortization and valuation of fixed assets	¥18,576		¥11,175	$120
Investments in subsidiaries and affiliates	241,506		174,529	1,869
Valuation of financial instruments	232,595		268,588	2,876
Accrued pension and severance costs	59,064		47,786	512
Other accrued expenses and provisions	70,899		81,375	871
Operating losses	343,581		351,101	3,759
Other	4,303		5,160	54

Gross deferred tax assets	970,524		939,714	10,061
Less—Valuation allowance	(493,906)		(501,554)	(5,370)

Total deferred tax assets	476,618		438,160	4,691

Deferred tax liabilities
Investments in subsidiaries and affiliates	56,398		66,218	709
Valuation of financial instruments	59,065		46,865	502
Undistributed earnings of foreign subsidiaries	5,114		5,258	56
Valuation of fixed assets	22,982		19,196	206
Reclassification of convertible bonds	28,340	(1)	—	—
Other	5,148		7,611	81

Total deferred tax liabilities	177,047		145,148	1,554

Net deferred tax assets	¥299,571		¥293,012	$3,137

(1)	See Consolidated Statements of Cash Flows, for further information on the convertible bonds.

The valuation allowance mainly relates to deferred tax assets of consolidated subsidiaries with operating loss carryforwards for tax purposes. Based on the cumulative and continuing losses of these subsidiaries, management of Nomura believes that it is more likely than not that the related deferred tax assets will not be realized. Changes in the valuation allowance for deferred tax assets are shown below:

	Millions of yen						Translation into millions of U.S. dollars
	Year ended March 31
	2008		2009		2010		2010
Balance at beginning of year	¥280,207		¥326,634		¥493,906		$5,288
Net change during the year	46,427	(1)	167,272	(2)	7,648	(3)	82	(3)

Balance at end of year	¥326,634		¥493,906		¥501,554		$5,370

(1)	Includes ¥9,491 million related to foreign subsidiaries which is mainly due to the increase of non-recoverability of losses in certain U.S. subsidiaries and the decrease of allowance for deferred tax assets previously recorded on certain European subsidiaries, and ¥36,550 million related to the Company, which is due to the allowance for the non-recoverability of future realizable losses on local taxes. These allowances against deferred tax assets are determined based on a review of future realizable value.

(2)	Includes ¥121,273 million related to foreign subsidiaries which is mainly due to an increase in non-recoverability of losses in certain U.S. subsidiaries and in certain European subsidiaries, ¥25,817 million related to subsidiaries in Japan and ¥20,182 million related to the Company, which is due to the allowance for the non-recoverability of future realizable losses on local taxes. These allowances against deferred tax assets are determined based on a review of future realizable value.
(3)	Includes ¥8,313 million ( $89 million) and ¥2,667 million ( $29 million) related to subsidiaries which is mainly due to an increase in non-recoverability of losses in certain foreign subsidiaries and in certain subsidiaries in Japan, negative ¥3,332 million ( $36 million) related the Company which is due to the decrease of allowance for the deferred tax assets previously recorded. In total, ¥7,648 million ( $82 million) of allowances increased for the year ended March 31, 2010. These allowances against deferred tax assets are determined based on a review of future realizable value.

As of March 31, 2010, no deferred income taxes have been provided on undistributed earnings of foreign subsidiaries not expected to be remitted in the foreseeable future totaling ¥1,498 million ( $16 million). It is not practicable to determine the amount of income taxes payable in the event all such foreign earnings are repatriated.

As of March 31, 2010, Nomura has net operating loss carryforwards, for income tax purposes, of ¥1,186,873 million ( $12,707 million) resulting from certain U.S. and European subsidiaries. These losses, except for ¥474,252 million ( $5,078 million), which can be carried forward indefinitely, expire as follows: 2010 through 2017—¥387,757 million ( $4,152 million), 2018 and thereafter—¥324,864 million ( $3,477 million). Nomura believes that it is more likely than not that these loss carryforwards, less valuation allowance, will be realized.

The total amount of unrecognised tax benefits as of the date of adoption of ASC 740 and that as of March 31, 2010 were ¥nil. Also there were no movements of the gross amounts in unrealized tax benefits and the amounts of interest and penalties recognised due to the unrealized tax benefits during the year ended March 2010. Nomura recognises the accrual of interest related to unrecognised tax benefits and penalties related to unrecognised tax benefits, if there are any, in Income tax expense in the consolidated statements of operations.

Nomura is under continuous examination by the Japanese National Tax Agency and other tax authorities in major operating jurisdictions such as the United Kingdom and United States. Nomura regularly assesses the likelihood of additional assessments in each tax jurisdiction and the impact on the consolidated financial statements. A liability for unrecognized tax benefits would be established if necessary, which Nomura believes to be adequate with regards to the potential for additional exposure. It is reasonably possible that there may be a significant increase in unrecognised tax benefits within 12 months of March 31, 2010. Quantification of an estimated range cannot be made at this time due to the uncertainty of the potential outcomes. However, Nomura does not expect that any change in the gross balance of unrecognised tax benefits would have a material effect on its financial condition.

Nomura operates in multiple taxing jurisdictions, and faces audits from various tax authorities regarding many issues including but not limited to transfer pricing, deductibility of certain expenses, creditability of foreign taxes, and other matters. The table below summarizes the major jurisdictions in which Nomura operates and the earliest year in which we remain subject to examination. Under Hong Kong SAR tax law, the time bar does not apply if the entity records a tax loss, thus not stated in below table.

Jurisdiction	Year
Japan	2005	(1)
UK	2008
USA	2004

(1)	For transfer pricing, the earliest year in which Nomura remains subject to examinations is 2004.

Shareholders' equity:	12 Months Ended
Mar. 31, 2010
Shareholders' equity:

17. Shareholders’ equity:

Changes in shares of common stock outstanding are shown below:

	Shares
	Year ended March 31,
	2008	2009	2010
Number of shares outstanding at beginning of year	1,907,049,871	1,906,885,059	2,604,779,843
New issue	—	695,172,900	800,000,000
Conversion of convertible bonds	—	—	258,040,481

Common stock held in treasury:
Repurchases of common stock	(2,344,149)	(74,263)	(26,857)
Sales of common stock	12,776	32,162	6,328
Common stock issued to employees	2,174,800	2,801,200	6,122,900
Other net change in treasury stock	(8,239)	(37,215)	121,919

Number of shares outstanding at end of year	1,906,885,059	2,604,779,843	3,669,044,614

The amount available for dividends and acquisition of treasury stock is subject to the restrictions under the Companies Act of Japan. Additional paid-in capital and retained earnings include amounts which the Companies Act of Japan prohibits for the use of dividends and acquisition of treasury stock. As of March 31, 2009 and 2010, the amounts available for distributions were ¥537,260 million and ¥546,483 million ( $5,851 million), respectively. These amounts are based on the amounts recorded in the Company’s unconsolidated books of account maintained in accordance with accounting principles and practices prevailing in Japan. U.S. GAAP adjustments incorporated in the accompanying consolidated financial statements but not recorded in the Company’s unconsolidated books of account have no effect on the determination of the amounts available for distributions under the Companies Act of Japan.

Retained earnings include Nomura’s share of Investee undistributed earnings which have been accounted for based on the equity method, and those Nomura’s share of Investee undistributed earnings amounted to ¥66,916 million and ¥72,405 million ( $775 million) as of March 31, 2009 and 2010, respectively.

Dividends on common stock per share were ¥34 for the year ended March 31, 2008, ¥25.5 for the year ended March 31, 2009 and ¥8 ( $0.09) for the year ended March 31, 2010.

On January 31, 2008, the board of directors approved a repurchase program of Nomura Holdings common stock in accordance with Article 459-1 of the Companies Act of Japan as follows: (a) total number of shares authorized for repurchase is up to 25 million shares, (b) total value of shares authorized for repurchase is up to ¥40 billion and (c) the share buyback will run from February 8, 2008, to March 14, 2008. Under this repurchase program, the Company repurchased 1.7 million shares of common stock at a cost of ¥2,520 million.

The change in common stock held in treasury includes the change in shares issued to employees under stock-based compensation plans, shares sold to enable shareholders to hold round lots of the 100 share minimum tradable quantity (adding-to-holdings requests) or shares acquired to create round lots or eliminate odd lots. Common stock held in treasury also includes, as of March 31, 2009 and 2010, 1,185 thousand shares, or ¥2,348 million, and 1,063 thousand shares, or ¥2,189 million ( $23 million), held by affiliated companies, respectively.

Nomura issued 661,572,900 shares and 33,600,000 shares through a public offering and third-party allotment, respectively in March, 2009. In addition, Nomura issued 766,000,000 shares and 34,000,000 shares through a public offering and third-party allotment, respectively in October, 2009.

Regulatory requirements:	12 Months Ended
Mar. 31, 2010
Regulatory requirements:

18. Regulatory requirements:

The Financial Services Agency (the “FSA”) requires financial conglomerates to maintain net capital not less than the required capital on a consolidated basis under the “Guideline for Financial Conglomerate Supervision”. The Company calculates its consolidated capital adequacy ratio according to the “Criteria for bank holding companies to judge whether their capital adequacy status is appropriate in light of their own and their subsidiaries’ asset holdings, etc. under Article 52-25 of the Banking Act” (the “Bank Holding Companies Notice”), as permitted under the provision in the “Comprehensive Guidelines for Supervision of Financial Instruments Business Operators, etc.” from the end of March, 2009. As we calculate Nomura’s consolidated capital adequacy ratio according to the Bank Holding Companies Notice, we convert each risk by multiplying the amount by 12.5; therefore we examine whether we abide by this requirement by confirming that the capital/risk-weighted asset ratio is higher than 8%. As of March 31, 2009 and 2010, the Company was in compliance with the minimum capital requirement.

Under the Financial Instruments and Exchange Act (the “FIEA”), Nomura Securities Co., Ltd. (“NSC”) is subject to the capital adequacy rules of the FSA. This rule requires the maintenance of a capital adequacy ratio, which is defined as the ratio of adjusted capital to a quantified total of business risk, of not less than 120%. Adjusted capital is defined as net worth (which includes shareholders’ equity, net unrealized gains and losses on securities held, reserves and subordinated debts) less illiquid assets. The business risks are divided into three categories; (1) market risks, (2) counterparty risks, and (3) basic risks. Under this rule, there are no restrictions on the operations of the companies provided that the resulting net capital adequacy ratio exceeds 120%. As of March 31, 2009 and 2010, the capital adequacy ratio of NSC exceeded 120%.

Financial Instruments Firms in Japan are required to segregate cash deposited by customers on securities transactions under the FIEA. As of March 31, 2009 and 2010, NSC segregated bonds with a market value of ¥200,350 million and ¥305,017 million ( $3,266 million) and equities with a market value of ¥3,116 million and nil, respectively, which were either included in Trading assets on the accompanying consolidated balance sheets or borrowed under lending and borrowing securities contracts, as a substitute for cash.

In the U.S., Nomura Securities International, Inc. (“NSI”) is registered as a broker-dealer under the Securities Exchange Act of 1934 and as a futures commission merchant with the Commodity Futures Trading Commission (“CFTC”). NSI is also regulated by the Financial Industry Regulatory Authority (“FINRA”) and the Chicago Board of Trade (“CBOT”) as its designated self regulatory organization. NSI is subject to the Securities and Exchange Commission’s Uniform Net Capital Rule (“Rule 15c3-1”) and other related rules, which require net capital, as defined under the alternative method, of not less than the greater of  $1,000,000 or 2% of aggregate debit items arising from customer transactions. The subsidiary is also subject to CFTC Regulation 1.17 which requires the maintenance of net capital of 8% of the total risk margin requirement, as defined, for all positions carried in customer accounts and noncustomer accounts or  $1,000,000, whichever is greater. The subsidiary is required to maintain net capital in accordance with the SEC, CFTC, or various other exchange requirements, whichever is greater. As of March 31, 2009 and 2010, the subsidiary was in compliance with all applicable regulatory capital adequacy requirements.

In Europe, the Nomura Europe Holdings plc (“NEHS”) group is regulated on a consolidated basis by the Financial Services Authority in the United Kingdom, which imposes minimum capital adequacy requirements to NEHS group. In addition, Nomura International plc (“NIP”) is a subsidiary of NEHS and provides securities brokerage and dealing business. Therefore, NIP is also regulated and imposed minimum capital adequacy requirements on a stand alone basis by the Financial Services Authority. As of March 31, 2009 and 2010, the NEHS group and NIP were in compliance with all relevant regulatory capital related requirements.

In Asia, Nomura International (Hong Kong) Limited (“NIHK”) and Nomura Singapore Ltd (“NSL”) are regulated by the respective authorities. NIHK is licensed by the Securities and Futures Commission, Hong Kong to carry out regulated activities including the provision of securities brokerage and dealing, underwriting, investment advisory and securities margin financing services for its clients. NIHK has two branches located in Taiwan and Korea which are also regulated by their local regulators under their respective jurisdictions. Activities of NIHK including its branches are subject to the Securities and Futures (Financial Resources) Rules which requires it, at all times, to maintain its liquid capital at a level not less than its required liquid capital. Liquid capital means an amount by which its liquid assets exceed its ranking liabilities. Required liquid capital is calculated in accordance with the provisions laid down in the Securities and Futures (Financial Resources) Rules. NSL provides securities brokerage and dealing business. It is regulated by the Monetary Authority of Singapore (“MAS”). The regulations required NSL to maintain a minimum capital of S $3 million. Currently, NSL is observing Capital Adequacy Ratio which fulfills the requirement from MAS. As of March 31, 2009 and 2010, NIHK and NSL were in compliance with all relevant regulatory capital related requirements.

Affiliated companies and other equity-method investees:	12 Months Ended
Mar. 31, 2010
Affiliated companies and other equity-method investees:

19. Affiliated companies and other equity-method investees:

Nomura’s significant affiliated companies and other equity-method investees include JAFCO Co., Ltd., Nomura Research Institute, Ltd., Nomura Land and Building Co., Ltd., Fortress Investment Group LLC and Chi-X Europe Limited.

JAFCO Co., Ltd. (“JAFCO”)—

JAFCO, which is a listed company in Japan, manages various venture capital funds and provides private equity-related investment services to portfolio companies. Nomura held 21.1% of the outstanding share capital as of March 31, 2001 and has applied the equity method of accounting for the investment in JAFCO in the consolidated financial statements. During the year ended March 31, 2002, Nomura acquired an additional 0.6% equity interest in JAFCO. During the year ended March 31, 2003, Nomura acquired an additional 3.6% equity interest in JAFCO from Nomura Land and Building Co., Ltd. During the year ended March 31, 2010, Nomura sold a 3.4% equity interest in JAFCO.

Nomura recognized impairment losses of ¥17,551 million and ¥13,618 million against its investment in JAFCO for the years ended March 31, 2008 and 2009, respectively. The share price of JAFCO declined significantly during 2008 and 2009 as the Japanese stock market slowed down and this decline was determined to be other-than-temporary in nature. The loss was classified within Non-interest expenses—Other in the consolidated statements of operations.

As of March 31, 2010, Nomura’s ownership of JAFCO was 24.1% and there was no remaining equity method goodwill included in the carrying amount of the investment in JAFCO.

Nomura Research Institute, Ltd. (“NRI”)—

NRI develops and manages computer systems and provides research services and management consulting services. One of the major customers of NRI is Nomura. Nomura has held 25.2% of the outstanding share capital since March 31, 2000 and applies the equity method of accounting for the investment in NRI in the consolidated financial statements.

NRI was listed on the First Section of the Tokyo Stock Exchange on December 17, 2001 and completed an initial public offering and issued 2 million shares of common stock to third parties. As a result of this issuance, Nomura’s equity interest in NRI declined from 25.2% to 24.1%.

Subsequently, during the year ended March 31, 2003 and 2005, Nomura acquired an additional 1.0% and 17.2% equity interest in NRI from Nomura Land and Building Co., Ltd, respectively.

In October 2005, Nomura applied for a share repurchase offered by NRI and NRI re-acquired 4 million of its shares from Nomura in November 2005.

For the year ended March 31, 2009, Nomura sold ¥38,419 million worth of software and computer equipment to NRI.

As of March 31, 2010, Nomura’s ownership of NRI was 38.5% and the remaining balance of equity method goodwill included in the carrying value of the investment in NRI was ¥56,934 million ( $610 million).

Nomura Land and Building Co., Ltd. (“NLB”)—

Prior to August 1, 2004, NLB owned a substantial portion of Nomura’s leased office space in Japan and from August 1, 2004, NLB has owned certain of Nomura’s leased office space in Japan. The lease transactions with Nomura are disclosed in Note 20 “Commitments, contingencies and guarantees”, Nomura has held 24.9% of NLB’s outstanding share capital since March 31, 2000 and applies the equity method of accounting for the investment in NLB in the consolidated financial statements. During the year ended March 31, 2003, Nomura acquired an additional 4.4% equity interest in NLB from a financial institution.

Effective August 1, 2004, Nomura acquired NLB’s facility management business, which included the ownership, lease, maintenance and administration of certain real estate properties previously leased to Nomura.

In March 2005, Nomura acquired an additional 8.4% equity interest in NLB from a third party.

In October 2006, Nomura Real Estate Holdings, Inc. which is a subsidiary of NLB, completed an initial public offering and issued 36 million shares of common stock to third parties at an underwriting price of ¥3,332 per share and listed the shares on the First Section of the Tokyo Stock Exchange.

As of March 31, 2010, Nomura’s ownership of NLB was 38.5% and the remaining balance of equity method goodwill included in the carrying amount of the investment in NLB was ¥1,485 million ( $16 million).

Fortress Investment Group LLC (“Fortress”)—

Fortress is a global investment management firm. Fortress raises, invests and manages private equity funds, hedge funds and publicly traded alternative investment vehicles.

In January 2007, Nomura acquired Class A shares of Fortress for approximately  $888 million, representing 15% of voting interests. On February 8, 2007, Fortress announced its initial public offering of 34,286,000 Class A shares priced at  $18.50 per share. Fortress also granted the underwriters an option to purchase up to an additional 5,142,900 Class A shares. The investment in Fortress is treated as an investment in a limited partnership and is accounted for by the equity method of accounting. Fortress’s shares began trading on February 9, 2007, on the New York Stock Exchange.

For the year ended March 31, 2009, Nomura recognized an impairment loss of ¥81,248 million against its investment in Fortress. The share price of Fortress had declined significantly during 2008 as the U.S. stock market slowed down and this decline was determined to be other-than-temporary in nature. The loss was classified within Non-interest expenses—Other in the consolidated statements of operations.

In May 2009, Fortress sold 46,000,000 Class A shares in a public offering and Nomura purchased 5,400,000 of these shares, at the public offering price.

As of March 31, 2010, Nomura’s ownership of Fortress was 11.7% and there was no remaining equity method goodwill included in the carrying value of the investment in Fortress.

Summary Financial Information—

A summary of financial information for JAFCO, NRI and NLB is as follows:

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2009	2010	2010
Total assets	¥2,012,853	¥2,020,517	$21,633
Total liabilities	1,507,486	1,474,284	15,785

	Millions of yen			Translation into millions of U.S. dollars
	Year ended March 31
	2008	2009	2010	2010
Net Revenues	¥493,058	¥530,181	¥526,350	$5,635
Non-interest expenses	430,766	498,104	482,573	5,167
Net income attributable to the companies	30,340	2,598	22,779	244

A summary of financial information for Fortress is as follows:

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2009(1)	2010(1)	2010
Total assets	¥154,981	¥154,471	$1,654
Total liabilities	146,871	98,711	$1,057

	Millions of yen			Translation into millions of U.S. dollars
	Year ended March 31
	2008(1)	2009(1)	2010(1)	2010
Net Revenues	¥63,835	¥38,702	¥57,602	$617
Non-interest expenses	185,405	150,079	144,868	1,551
Net income (loss) attributable to the company	(6,844)	(32,458)	(23,651)	(253)

(1)	Financial information for Fortress is as of its fiscal years ended December 31, 2007, 2008 and 2009, respectively. Nomura records its share of Fortress’s earnings on a three month lag.

A summary of balances and transactions with affiliated companies and other equity-method investees, except for lease transactions with NLB, which are disclosed in Note 20, “Commitments, contingencies and guarantees”, is presented below:

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2009	2010	2010
Investments in affiliated companies	¥240,055	¥247,641	$2,651
Advances to affiliated companies	3,419	3,632	39

	Millions of yen			Translation into millions of U.S. dollars
	Year ended March 31
	2008	2009	2010	2010
Revenues	¥1,738	¥865	¥362	$4
Non-interest expenses	40,526	43,750	58,219	623
Purchase of software and tangible assets	52,890	44,602	25,954	278

In addition to the above, the sale of tangible fixed assets to affiliates companies for the year ended March 31, 2009 was ¥38,420 million.

The aggregate carrying amount and fair value of investments in affiliated companies and other equity-method investees for which a quoted market price is available are as follows:

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2009	2010	2010
Carrying amount	¥173,831	¥176,351	$1,888
Fair value	156,194	216,932	2,323

Equity in earnings of equity-method investees, including those included above, was a gain of ¥10,416 million, loss of ¥5,534 million and gain of ¥12,924 million ( $138 million) for the years ended March 31, 2008, 2009 and 2010, respectively. Equity in earnings of equity-method investees are included within Revenue—Other in the consolidated statements of operations. Dividends from equity-method investees for the years ended March 31, 2008, 2009 and 2010 were ¥10,036 million, ¥7,308 million and ¥4,827 million ( $52 million), respectively.

Chi-X Europe Limited (“Chi-X”)—

Chi-X was a consolidated subsidiary of Nomura until December 31, 2009. On December 31, 2009, non-voting shares issued by Chi-X to third parties were converted into voting shares. As a result, Nomura’s voting interest fell to 34% and Nomura ceased to have a controlling financial interest in Chi-X, which was subsequently deconsolidated and accounted for under the equity-method from December 31, 2009.

As part of the deconsolidation process, a gain of ¥3,074 million ( $33 million) was recognised which is included in the consolidated statements of operations under Revenue—Other. The gain resulted from a difference between the book value of the net assets of Chi-X and the fair value of the retained investment in the company.

The fair value of the retained investment in Chi-X was estimated using a combination of market and income approaches. The market approach was based on the “Guideline Public Company Method” whereby market multiples are derived from quoted market prices of publicly traded companies engaged in the same or similar line of business to Chi-X. Under the income approach, a discounted cash flow method was used.

Commitments, contingencies and guarantees:	12 Months Ended
Mar. 31, 2010
Commitments, contingencies and guarantees:

20. Commitments, contingencies and guarantees:

Commitments—

Credit and investment commitments

In connection with its banking and financing activities, Nomura provides commitments to extend credit, which generally have fixed expiration dates. In connection with its investment banking activities, Nomura enters into agreements with customers under which Nomura commits to underwrite notes that may be issued by the customers. The outstanding commitments under these agreements are included below in commitments to extend credit.

Nomura has commitments to invest in interests in various partnerships and other entities, primarily in connection with its merchant banking activities, and also has commitments to provide financing for investments related to these partnerships. The outstanding commitments under these agreements are included in commitments to invest in partnerships. These commitments outstanding were as follows:

	Millions of yen		Translation into millions of U.S. dollars
	March 31
	2009	2010	2010
Commitments to extend credit	¥99,915	¥228,439	$2,446
Commitments to invest in partnerships	69,320	40,203	430

As of March 31, 2010, the contractual expiry of these commitments are as follows:

	Millions of yen
		Years to Maturity
	Total contractual amount	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Commitments to extend credit	¥228,439	¥79,491	¥139,441	¥2,923	¥6,584
Commitments to invest in partnerships	40,203	456	13,886	1,465	24,396

	Translation into millions of U.S. dollars
		Years to Maturity
	Total contractual amount	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Commitments to extend credit	$2,446	$851	$1,494	$31	$70
Commitments to invest in partnerships	430	5	149	16	260

The contractual amounts of these commitments to extend credit represent the amounts at risk should the contracts be fully drawn upon, should the counterparties default, and assuming the value of any existing collateral becomes worthless. The total contractual amount of these commitments may not represent future cash requirements since the commitments may expire without being drawn upon. The credit risk associated with these commitments varies depending on the customers’ creditworthiness and the value of collateral held. Nomura evaluates each customer’s creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by Nomura upon extension of credit, is based on management’s credit evaluation of the counterparty.

Other commitments

Purchase obligations for goods or services that include payments for construction-related, advertising, and computer and telecommunications maintenance agreements amounted to ¥30,552 million as of March 31, 2009 and ¥50,690 million ( $543 million) as of March 31, 2010.

Nomura has commitments under resale and repurchase agreements including amounts in connection with collateralized agreements, collateralized financing and Gensaki transactions. These commitments amounted to ¥1,890 billion for resale agreements and ¥3,011 billion for repurchase agreements as of March 31, 2009 and ¥2,306 billion ( $24.69 billion) for resale agreements and ¥1,072 billion ( $11.48 billion) for repurchase agreements as of March 31, 2010. These amounts include certain types of repurchase transactions and securities transactions which we account for as sales rather than collateralized financings in accordance with ASC 860.

In Japan, there is a market in which participants lend and borrow debt and equity securities without collateral to and from financial institutions. Under these arrangements, Nomura undertakes obligations to return debt and equity securities borrowed without collateral of ¥96 billion and ¥188 billion ( $2.01 billion) as of March 31, 2009 and 2010, respectively.

As a member of securities clearing houses and exchanges, Nomura may be required to pay a certain share of the financial obligations of another member who may default on its obligations to the clearing house or the exchange. These guarantees are generally required under the membership agreements. To mitigate these risks, exchanges and clearing houses often require members to post collateral. The potential for Nomura to make payments under such guarantees is deemed remote.

Leases

Nomura leases its office space and certain employees’ residential facilities in Japan primarily under cancelable lease agreements which are customarily renewed upon expiration. Nomura also leases certain equipment and facilities under noncancelable lease agreements. Rental expenses, net of sublease rental income, for the years ended March 31, 2008, 2009 and 2010 were ¥37,823 million, ¥46,467 million and ¥49,374 million ( $529 million), respectively. A portion of such rentals is paid to NLB, an affiliated company. Also, see Note 19 “Affiliated companies and other equity-method investees”.

Lease deposits and rent paid to NLB were as follows:

	Millions of yen			Translation into millions of U.S. dollars
	March 31
	2008	2009	2010	2010
Lease deposits	¥9,246	¥9,175	¥6,541	$70
Rent paid during the year	4,912	5,432	4,531	49

Presented below is a schedule of future minimum lease payments under capital leases as of March 31, 2010:

	Millions of yen	Translation into millions of U.S. dollars
	March 31, 2010
Total minimum lease payments	¥53,654	$574
Less: Amount representing interest	(28,055)	(300)

Present value of net lease payments	¥25,599	$274

	Millions of yen
		Years of payment
	Total	Less than 1 year	1 to 2 years	2 to 3 years	3 to 4 years	4 to 5 years	More than 5 years
Minimum lease payments	¥53,654	¥393	¥247	¥61	¥16	¥11	¥52,926

	Translation into millions of U.S. dollars
		Years of payment
	Total	Less than 1 year	1 to 2 years	2 to 3 years	3 to 4 years	4 to 5 years	More than 5 years
Minimum lease payments	$574	$4	$2	$1	$0	$0	$567

In August 2009, Nomura Properties plc which is Nomura’s consolidated subsidiary entered into a 20 year lease as tenant of Watermark Place, a development in London. The lease agreement constitutes an operating lease on the land and a capital lease on the building.

Office buildings, land, equipment and facilities on the consolidated balance sheets includes lease assets at the amount of ¥977 million and ¥26,099 million ( $279 million) as of March 31, 2009 and 2010 respectively.

Presented below is a schedule of future minimum rental payments under non-cancelable operating leases with remaining terms exceeding one year as of March 31, 2010:

	Millions of yen	Translation into millions of U.S. dollars
	March 31, 2010
Total minimum lease payments	¥93,338	$999
Less: Sublease rental income	(15,021)	(160)

Net lease payments	¥78,317	$839

	Millions of yen
		Years of payment
	Total	Less than 1 year	1 to 2 years	2 to 3 years	3 to 4 years	4 to 5 years	More than 5 years
Minimum lease payments	¥93,338	¥17,669	¥14,196	¥12,929	¥9,498	¥7,726	¥31,320

	Translation into millions of U.S. dollars
		Years of payment
	Total	Less than 1 year	1 to 2 years	2 to 3 years	3 to 4 years	4 to 5 years	More than 5 years
Minimum lease payments	$999	$189	$152	$138	$102	$83	$335

Certain leases contain renewal options or escalation clauses providing for increased rental payments based upon maintenance, utilities, and tax increases.

Contingencies—

Lawsuits and other legal proceedings

In the normal course of business, Nomura is involved in lawsuits and other legal proceedings and, as a result of such activities, is subject to ongoing legal risk. The management of Nomura believes that the ultimate resolution of such litigation will not be material to the consolidated financial statements.

The legal disputes include the actions described below.

In April 2009, WestLB AG (“West LB”) served proceedings on NIP and Nomura Bank International Plc (“NBI”), claiming that under the terms of a note issued by NBI and maturing in October 2008, West LB were entitled to receive approximately  $22 million, which it claims to be the value of a fund of shares referable to the NBI note. NIP, in its role as calculation agent, and NBI reject this claim and are vigorously defending the action.

In January 2008 NIP was served with a tax notice issued by the tax authorities in Pescara, Italy alleging breaches by NIP of the U.K.-Italy Double Taxation Treaty of 1998. The alleged breaches relate to payments to NIP of tax credits on dividends on Italian shares. The tax notice not only denies certain payments to which NIP claims to be entitled but is also seeking reimbursement of EUR 33.8 million, including interest, already refunded. In March 2008, NIP lodged an appeal against the Tax Notice rejecting the Italian tax authorities’ demands for reimbursement and in November 2009 a decision was issued by the Pescara Tax Court in favour of the Italian Tax Authorities. NIP intends vigorously to challenge this decision.

NIP is currently being challenged by the U.K. tax authorities with regard to the tax treatment of an offshore pension plan established for the employees of Nomura Employment Services (Isle of Man) Limited. The U.K. tax authorities are seeking to recover approximately £22 million from NIP on the basis that NIP was the true employer of individuals participating in the offshore pension plan. We believe that the position taken by the U.K. tax authorities is erroneous. NIP has lodged the necessary appeals.

The Company supports the position of its subsidiaries in each of these claim.

Subsequent events

After the collapse of Lehman Brothers in September 2008, Nomura Securities Co., Ltd. (“NSC”), NIP and Nomura Global Financial Products Inc. filed proofs of claim against the bankruptcy estates of Lehman Brothers Holdings Inc. and Lehman Brothers Special Financing Inc. (collectively, “Lehman Inc.”), in respect of swaps and other derivative transactions in the total amount of approximately U.S. $1 billion (“the Claims”). In April 2010, Lehman Inc. commenced proceedings in the U.S. Bankruptcy Court in New York objecting to the Claims and, in the case of NSC and NIP, seeking to recover damages. The subsidiaries intend vigorously to contest these proceedings.

Guarantees—

ASC 460 “Guarantees” specifies the disclosures to be made in regards to obligations under certain issued guarantees and requires a liability to be recognized for the fair value of a guarantee obligation.

In the normal course of business, Nomura enters into various guarantee arrangements with counterparties in the form of standby letters of credit and other guarantees, which generally have a fixed expiration date.

In addition, Nomura enters into certain derivative contracts that meet the accounting definition of guarantees, namely derivative contracts that contingently require a guarantor to make payment to a guaranteed party based on changes in an underlying that relate to an asset, liability or equity security held by a guaranteed party. Since Nomura does not track whether its clients enter into these derivative contracts for speculative or hedging purposes, Nomura has disclosed below information about derivative contracts that could meet the accounting definition of guarantees.

For information about the maximum potential amount of future payments that Nomura could be required to make under certain derivatives, the notional amount of contracts has been disclosed. However, the maximum potential payout for certain derivative contracts, such as written interest rate caps and written currency options, cannot be estimated, as increases in interest or foreign exchange rates in the future could be theoretically unlimited.

Nomura records all derivative contracts at fair value on its consolidated balance sheets. Nomura believes the notional amounts generally overstate its risk exposure. Since the derivative contracts are accounted for at fair value, carrying value is considered the best indication of payment/performance risk for individual contracts.

The following table contains information on Nomura’s derivative contracts that could meet the accounting definition of a guarantee and certain other guarantees:

	Millions of yen				Translation into millions of U.S. dollars
	March 31
	2009		2010
	Carrying value	Maximum Potential Payout / Notional Total	Carrying value	Maximum Potential Payout / Notional Total	Carrying value	Maximum Potential Payout / Notional Total
Derivative contracts(1)	¥2,091,560	¥43,848,870	¥2,604,545	¥72,650,089	$27,886	$777,838
Standby letters of credit and other guarantees(2)	1	9,270	340	10,146	4	109

(1)	Credit derivatives are disclosed in Note 4, “Derivative instruments and hedging activities” and are excluded from “Derivative Contracts”.
(2)	Collateral held in connection with standby letters of credit and other guarantees as of March 31, 2009 is ¥6,571 million and as of March 31, 2010 is ¥8,089 million ( $87 million).

The following table contains expiration information on Nomura’s derivative contracts that could meet the accounting definition of a guarantee and certain other guarantees as of March 31, 2010:

	Millions of yen
		Maximum Potential Payout/Notional
			Years to Maturity
	Carrying value	Total	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Derivative contracts	¥2,604,545	¥72,650,089	¥32,360,916	¥13,188,171	¥4,779,348	¥22,321,654
Standby letters of credit and other guarantees	340	10,146	1,533	125	199	8,289

	Translation into millions of U.S. dollars
		Maximum Potential Payout/Notional
			Years to Maturity
	Carrying value	Total	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Derivative contracts	$27,886	$777,838	$346,476	$141,201	$51,171	$238,990
Standby letters of credit and other guarantees	4	109	17	1	2	89

Segment and geographic information:	12 Months Ended
Mar. 31, 2010
Segment and geographic information:

21. Segment and geographic information:

Operating segments—

Nomura operates five distinct segments: Retail, Global Markets, Investment Banking, Merchant Banking and Asset Management. Nomura structures its business segments based upon the nature of main products and services, its customer base and its management structure.

The accounting policies for segment information materially follow U.S. GAAP, except as described below:

•

The impact of unrealized gains/losses on long-term investments in equity securities held for operating purposes, which under U.S. GAAP is included in Income (loss) before income taxes, is excluded from segment information.

Revenues and expenses directly associated with each business segment are included in the operating results of each respective segment. Revenues and expenses that are not directly attributable to a particular segment are allocated to each respective business segment or included in “Other”, based upon Nomura’s allocation methodologies as used by management to assess each segment’s performance.

Business segments’ results are shown in the following tables. Net interest revenue is disclosed because management views interest revenue net of interest expense for its operating decisions. Business segments’ information on total assets is not disclosed because management does not utilize such information for its operating decisions and therefore, it is not reported to management. Certain prior period amounts have been reclassified to conform to the current presentation, in accordance with updated guidance for the accounting and reporting of noncontrolling interests that Nomura adopted on April 1, 2009.

	Millions of yen
	Retail	Global Markets	Investment Banking	Merchant Banking	Asset Management	Other (Inc. elimination)	Total
Year ended March 31, 2008
Non-interest revenue	¥395,887	¥145,192	¥81,305	¥74,795	¥84,710	¥65,462	¥847,351
Net interest revenue	6,131	(49,595)	1,804	(10,002)	4,031	37,706	(9,925)

Net revenue	402,018	95,597	83,109	64,793	88,741	103,168	837,426
Non-interest expenses	279,702	321,794	60,336	11,473	54,790	124,072	852,167

Income (loss) before income taxes	¥122,316	¥(226,197)	¥22,773	¥53,320	¥33,951	¥(20,904)	¥(14,741)

Year ended March 31, 2009
Non-interest revenue	¥287,750	¥(146,335)	¥62,132	¥(62,319)	¥56,463	¥158,601	¥356,292
Net interest revenue	4,107	(10,919)	1,367	(7,556)	3,326	(10,853)	(20,528)

Net revenue	291,857	(157,254)	63,499	(69,875)	59,789	147,748	335,764
Non-interest expenses	273,620	417,387	120,910	15,398	52,409	213,168	1,092,892

Income (loss) before income taxes	¥18,237	¥(574,641)	¥(57,411)	¥(85,273)	¥7,380	¥(65,420)	¥(757,128)

Year ended March 31, 2010
Non-interest revenue	¥384,816	¥625,059	¥118,474	¥20,034	¥68,280	¥(104,629)	¥1,112,034
Net interest revenue	3,456	33,382	448	(7,866)	2,085	(2,124)	29,381

Net revenue	388,272	658,441	118,922	12,168	70,365	(106,753)	1,141,415
Non-interest expenses	274,915	486,433	117,178	10,738	51,771	104,540	1,045,575

Income (loss) before income taxes	¥113,357	¥172,008	¥1,744	¥1,430	¥18,594	¥(211,293)	¥95,840

	Translation into millions of U.S. dollars
Year ended March 31, 2010
Non-interest revenue	$4,120	$6,692	$1,268	$214	$731	$(1,119)	$11,906
Net interest revenue	37	357	5	(84)	22	(23)	314

Net revenue	4,157	7,049	1,273	130	753	(1,142)	12,220
Non-interest expenses	2,943	5,207	1,255	115	554	1,120	11,194

Income (loss) before income taxes	$1,214	$1,842	$18	$15	$199	$(2,262)	$1,026

Transactions between operating segments are recorded within segment results on commercial terms and conditions and are eliminated in the “Other” column.

The following table presents the major components of income (loss) before income taxes in “Other.”

	Millions of yen			Translation into millions of U.S. dollars
	Year ended March 31
	2008	2009	2010	2010
Net gain (loss) related to economic hedging transactions(1)	¥11,415	¥28,032	¥3,323	$36
Realized gain (loss) on investments in equity securities held for operating purposes	1,474	(2,363)	(3,365)	(36)
Equity in earnings (loss) of affiliates	4,743	(718)	7,765	83
Corporate items	(13,424)	(70,533)	(83,291)	(892)
Other(1)(2)	(25,112)	(19,838)	(135,725)	(1,453)

Total	¥(20,904)	¥(65,420)	¥(211,293)	$(2,262)

(1)	Net gain (loss) related to economic hedging transactions but not included in net gain (loss) on trading, which was previously classified as “Other”, is included in “Net gain (loss) related to economic hedging transactions” as well as net gain (loss) on trading related to economic hedging transactions. In addition, net gain (loss) on trading from the change in its own creditworthiness in certain financial liabilities, which was previously classified as “Net gain (loss) on trading related to economic hedging transactions”, is included in “Other”. The reclassifications of previously reported amounts have been made to conform to the current year presentation.
(2)	Includes impairment losses of affiliated companies and other equity-method investees which do not belong to the five business segments of ¥97,880 million for the year ended March 2009, and ¥2,974 million ( $32 million) for the year ended March 2010, respectively, and the impact of its own creditworthiness in certain financial liabilities for which the fair value option has been elected, and the impact of its own creditworthiness on derivative liabilities.

The table below presents reconciliation of the combined business segments’ results included in the preceding table to Nomura’s reported net revenue, non-interest expenses and income (loss) before income taxes in the consolidated statements of operations.

	Millions of yen			Translation into millions of U.S. dollars
	Year ended March 31
	2008	2009	2010	2010
Net revenue	¥837,426	¥335,764	¥1,141,415	$12,220
Unrealized gain(loss) on investments in equity securities held for operating purposes	(50,169)	(23,137)	9,407	101

Consolidated net revenue	¥787,257	¥312,627	¥1,150,822	$12,321

Non-interest expenses	¥852,167	¥1,092,892	¥1,045,575	$11,194
Unrealized gain (loss) on investments in equity securities held for operating purposes	—	—	—	—

Consolidated non-interest expenses	¥852,167	¥1,092,892	¥1,045,575	$11,194

Income (loss) before income taxes	¥(14,741)	¥(757,128)	¥95,840	$1,026
Unrealized gain (loss) on investments in equity securities held for operating purposes	(50,169)	(23,137)	9,407	101

Consolidated income (loss) before income taxes	¥(64,910)	¥(780,265)	¥105,247	$1,127

Subsequent events

In April 2010, Nomura established the Wholesale Division, encompassing the operations previously conducted by the Global Markets, the Investment Banking, and the Merchant Banking divisions. Also Nomura realigned its reportable segments to reflect how it operates and manages its business. This realignment consisted of merging the Global Markets, Investment Banking and Merchant Banking segments and realigning its businesses into the Retail, Wholesale, and Asset Management segments. Nomura will disclose business segment information in accordance with this structure for the year ending March 31, 2011.

Geographic Information—

Nomura’s identifiable assets, revenues and expenses are generally allocated based on the country of domicile of the legal entity providing the service. However, because of the integration of the global capital markets and the corresponding global nature of Nomura’s activities and services, it is not always possible to make a precise separation by location. As a result, various assumptions, which are consistent among years, have been made in presenting the following geographic data.

The table below presents a geographic allocation of net revenue and income (loss) before income taxes from operations by geographic areas, and long-lived assets associated with Nomura’s operations. Net revenue in “Americas” and “Europe” substantially represents Nomura’s operations in the United States and the United Kingdom, respectively. Net revenue and long-lived assets have been allocated on a revenues and expenses from external customers basis. Income (loss) before income taxes have been allocated on an including intersegment revenues and expenses basis.

	Millions of yen			Translation into millions of U.S. dollars
	Year ended March 31
	2008	2009	2010	2010
Net revenue(1):
Americas	¥66,071	¥17,748	¥131,512	$1,407
Europe	5,952	(170,718)	348,829	3,735
Asia and Oceania	38,302	18,781	63,748	683

Sub-total	110,325	(134,189)	544,089	5,825
Japan	676,932	446,816	606,733	6,496

Consolidated	¥787,257	¥312,627	¥1,150,822	$12,321

Income (loss) before income taxes(2):
Americas	¥(149,519)	¥(165,647)	¥3,557	$38
Europe	(92,743)	(412,222)	18,995	203
Asia and Oceania	6,159	(81,243)	13,036	140

Sub-total	(236,103)	(659,112)	35,588	381
Japan	171,193	(121,153)	69,659	746

Consolidated	¥(64,910)	¥(780,265)	¥105,247	$1,127

	March 31
	2008	2009	2010	2010
Long-lived assets:
Americas	¥99,993	¥100,241	¥94,508	$1,012
Europe	54,424	62,690	98,223	1,052
Asia and Oceania	7,454	30,804	32,871	351

Sub-total	161,871	193,735	225,602	2,415
Japan	336,867	312,893	269,449	2,885

Consolidated	¥498,738	¥506,628	¥495,051	$5,300

(1)	There is no revenue derived from transactions with a single major external customer.
(2)	Amounts reported for 2008 and 2009 reflect retrospective application of updated guidance for the accounting and reporting of noncontrolling interests which Nomura adopted on April 1, 2009.

Supplementary subsidiary guarantee information required under SEC rules:	12 Months Ended
Mar. 31, 2010
Supplementary subsidiary guarantee information required under SEC rules:

22. Supplementary subsidiary guarantee information required under SEC rules:

The Company provides several guarantees of borrowings of its subsidiaries. The Company has fully and unconditionally guaranteed the securities to be issued by Nomura America Finance LLC, which is an indirect, wholly owned finance subsidiary of the Company.